UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: January 31

Date of reporting period: January 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

January 31, 2015

COLUMBIA INCOME BUILDER FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 11th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of December 31, 2014. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies.

Contact us for more current data.

**	Source: ICI as of December 31, 2014 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of December 2014 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Get the market insight you need from our investment experts

Connect with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers,

mutual fund commentary and more at columbiathreadneedle.com/us.

Columbia Threadneedle Investor Newsletter

(e-newsletter)

Read our award-winning* shareholder
newsletter. Our quarterly newsletter
is available online and provides timely
and relevant content about economic
trends, fund news, service enhancements and
changes. Sign up to receive the newsletter
electronically at columbiathreadneedle.com/
us/newsletter.

Investment videos

Get analysis of current events and trends that may affect your investments.
Visit our online video library to watch and discover what our thought leaders are saying about the financial markets and economy.

Social media We offer you multiple ways to access our market commentary and investment insights.

■	Perspectives blog at columbiathreadneedle.com/us

Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■	Twitter.com/CTinvest_US

Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■	Youtube.com/user/CTinvestUS

View our commentaries on the economy, markets and current investment opportunities.

■	Linkedin.com/company/Columbia-Threadneedle-Investments-US

Connect with us on LinkedIn for updates from our thought leaders.

*	Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

President’s Message

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the “About Us” tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

>	Fund and strategy names

>	Established investment teams, philosophies and processes

>	Account services, features, servicing phone numbers and mailing addresses

>	Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children’s education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

Columbia Income Builder Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

Columbia Income Builder Fund

Performance Overview

Performance Summary

>	Columbia Income Builder Fund (the Fund) Class A shares returned 5.29% excluding sales charges for the 12-month period that ended January 31, 2015.

>	The Fund underperformed its Blended Index, which returned 7.38% for the same time period.

>	During the 12-month period, the Barclays U.S. Aggregate Bond Index returned 6.61%, the Russell 3000 Value Index returned 12.19% and the Citigroup 3-Month U.S. Treasury Bill Index returned 0.03%.

>	While the Fund benefited from underlying fund performance overall, strategic allocation and tactical positioning decisions as a whole detracted.

Average Annual Total Returns (%) (for period ended January 31, 2015)
	Inception	1 Year	5 Years	Life*
Class A	02/16/06
Excluding sales charges		5.29	7.61	5.90
Including sales charges		0.26	6.56	5.32
Class B	02/16/06
Excluding sales charges		4.57	6.81	5.10
Including sales charges		-0.43	6.50	5.10
Class C	02/16/06
Excluding sales charges		4.49	6.80	5.11
Including sales charges		3.49	6.80	5.11
Class K	02/16/06	5.45	7.68	6.12
Class R**	09/27/10	5.00	7.46	5.72
Class R4**	11/08/12	5.55	7.73	5.96
Class R5**	11/08/12	5.61	7.77	5.98
Class W**	06/25/14	5.27	7.61	5.89
Class Z**	09/27/10	5.56	7.86	6.03
Blended Index		7.38	6.85	5.37
Barclays U.S. Aggregate Bond Index		6.61	4.57	5.25
Russell 3000 Value Index		12.19	15.05	6.27
Citigroup 3-Month U.S. Treasury Bill Index		0.03	0.07	1.23

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*	Fund data, Barclays U.S. Aggregate Bond Index and Russell 3000 Value Index are from February 16, 2006. Blended Index and Citigroup 3-Month U.S. Treasury Bill Index are from February 28, 2006.

**	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Blended Index consists of 65% Barclays U.S. Aggregate Bond Index, 25% Russell 3000 Value Index and 10% Citigroup 3-Month U.S. Treasury Bill Index.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Value Index, an unmanaged index, measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2015

Columbia Income Builder Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (February 16, 2006 — January 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Income Builder Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015	3

Columbia Income Builder Fund

Manager Discussion of Fund Performance

Portfolio Management

Colin Lundgren, CFA

Gene Tannuzzo, CFA

Zach Pandl

Portfolio Breakdown (%) (at January 31, 2015)
Equity Funds	30.2
Convertible	2.9
Dividend Income	22.4
U.S. Small Cap	4.9
Fixed-Income Funds	69.8
Emerging Markets	12.4
Floating Rate	5.0
High Yield	18.4
Inflation Protected Securities	2.6
International	3.6
Investment Grade	27.8
Money Market Funds	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, credit worthiness of entities providing credit enhancements and the value of underlying assets. See the Fund’s prospectus for more information on these and other risks.

For the 12-month period that ended January 31, 2015, the Fund’s Class A shares returned 5.29% excluding sales charges. The Fund underperformed its Blended Index, which gained 7.38% for the period. During the same 12 months, the Barclays U.S. Aggregate Bond Index returned 6.61%, the Russell 3000 Value Index returned 12.19% and the Citigroup 3-Month U.S. Treasury Bill Index returned 0.03%. While the Fund benefited from underlying fund performance overall, strategic allocation and tactical positioning decisions as a whole detracted.

Global Capital Markets Diverged

Global capital markets moved in different directions during the annual period. In general, the United States led with strong performance across both equity and high-grade credit, while foreign markets were mixed. The divergence was due primarily to strength in the U.S. dollar, commodity price weakness, rising risk premiums across lower quality corporate credit, and lower yields for long duration government bonds. The U.S. economy also marched along a path that was largely divergent from other major developed economies across the globe, as the U.S. economy expanded while other developed and developing economies experienced slowing growth and weaker inflation.

In the fixed-income market, areas considered to generate the most consistent of return streams, such as U.S. Treasuries, led the way during the period. Long duration U.S. Treasuries performed particularly well. Areas of weakness, though still producing positive returns, included U.S. high-yield corporate bonds, asset-backed securities and short duration bonds.

In the equity markets, U.S. large-cap equities generally posted strong gains, though small-cap issues struggled for much of the period. The weakest equity market returns were realized by areas with high sensitivity to U.S. dollar strength. U.S. dollar strength also impacted commodity prices. Further, while most major local currency developed market equity indices posted positive returns for the annual period, U.S. dollar-denominated returns for many of these same indices registered losses, dampening overseas equity returns for U.S.-based investors.

Strategic Allocation and Tactical Positioning Dampened Results

Overall, strategic allocation and tactical positioning decisions detracted from the Fund’s performance relative to the Blended Index, more than offsetting the positive contribution made by underlying fund performance as a whole.

Among strategic allocation decisions, exposure to U.S. small-cap equities, high-yield corporate bonds and mortgage-backed securities detracted from relative results. These detractors outweighed the positive contributions made by the Fund’s exposure to real estate securities and U.S. large-cap, dividend-paying equities. Within the Fund’s tactical positioning, having an underweight allocation to real estate securities, which posted strong results, and an overweight allocation to high-yield corporate bonds, which lagged, hurt most. On the positive side, having an overweight exposure to emerging market bonds and underweight allocations to inflation-protected securities and to mortgage-backed securities boosted Fund results.

Underlying fund performance in strategies focused on high-yield corporate bonds, international bonds and long/short absolute return structured products added the most value. Only partially offsetting these positive contributors was the performance of underlying funds focused on emerging market bonds, global dividend-paying equities and multi-strategy absolute return strategies, which dampened results.

4	Annual Report 2015

Columbia Income Builder Fund

Manager Discussion of Fund Performance (continued)

Portfolio Changes

A more notable change made during the period included increasing exposure to high-yield corporate bonds as risk premiums rose, especially during the second half of the period. We reduced exposure to emerging market bonds, largely in recognition of some of the challenges faced by the less structurally sound parts of the developing world. With the continuous drop in commodity prices, the strengthening U.S. dollar and the specter of monetary policy tightening by the U.S. Federal Reserve (the Fed), there has been a distinct pressure building on certain developing nations. While we believe many of the stronger sovereign issues should be able to successfully navigate the challenges presented by such a landscape, not all are likely to be able to do so without feeling some pain. We reduced the Fund’s exposure to mortgage-backed securities, as spreads (yield differentials to U.S. Treasuries) had tightened within the sector, and we felt better opportunities existed elsewhere.

We increased exposure to global dividend-paying equities, in part reflective of what we considered to be the relative attractiveness of equity dividends compared to major global sovereign debt yields and expected total returns. Within the sector, we increasingly favored those strategies that focus on companies that generate strong levels of free cash flow and a growing dividend. We eliminated any direct exposure to real estate securities, as valuations in this sector, in our view, had become fairly lofty. Within the Fund’s exposure to absolute return strategies, we sold out of a position in Columbia Absolute Return Multi-Strategy Fund and added a new alternative strategy via Columbia Mortgage Opportunities Fund. Columbia Mortgage Opportunities Fund has the flexibility to tactically allocate across various subsectors of the mortgage-related sector, such as agency mortgage-backed securities, non-agency mortgage-backed securities and commercial mortgage-backed securities, with absolute return being one of its goals.

Looking Ahead

Going forward, we currently expect global monetary policy divergence to remain a meaningful theme. With the U.S. unemployment rate seeming to be fast approaching the Fed’s long-term target, we expect the Fed to begin raising short-term interest rates in mid-2015. At the same time, we currently believe the term premium for longer-duration U.S. Treasuries looked depressed and has room to rise should recent volatility subside.

Given this view, we intend, at this time, to hold the Fund’s duration, or interest rate sensitivity, below that of the Blended Index. At the end of the annual period, our tactical positioning favored sectors we currently expect to perform well as monetary tightening approaches, including corporate bonds, non-agency mortgage-backed securities and commercial mortgage-backed securities. Yields are low, but we believe investors need not shun the entire bond market as a result. Rather, in our view, investors should seek to exploit opportunities presented by other bond market risk factors beyond duration. We believe today’s bond market is currently offering profitable total return opportunities for investors able to balance their risk budgets prudently. We also maintain a positive view at this time on the U.S. dollar relative to foreign currencies. Finally, we believe equities can continue to perform well in the months ahead, though bouts of volatility may increase.

Annual Report 2015	5

Columbia Income Builder Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the “Effective Expenses Paid During the Period” column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

August 1, 2014 – January 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund’s Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	998.40	1,023.01	2.05	2.08	0.41	5.26	5.32	1.05
Class B	1,000.00	1,000.00	994.70	1,019.25	5.80	5.87	1.16	9.00	9.11	1.80
Class C	1,000.00	1,000.00	994.70	1,019.25	5.80	5.87	1.16	9.00	9.11	1.80
Class K	1,000.00	1,000.00	999.50	1,023.61	1.45	1.47	0.29	4.66	4.72	0.93
Class R	1,000.00	1,000.00	997.20	1,021.76	3.30	3.35	0.66	6.51	6.59	1.30
Class R4	1,000.00	1,000.00	999.60	1,024.27	0.80	0.81	0.16	4.01	4.06	0.80
Class R5	1,000.00	1,000.00	999.90	1,024.57	0.50	0.51	0.10	3.71	3.76	0.74
Class W	1,000.00	1,000.00	998.20	1,022.86	2.20	2.23	0.44	5.41	5.48	1.08
Class Z	1,000.00	1,000.00	999.60	1,024.27	0.80	0.81	0.16	4.01	4.06	0.80

Expenses paid during the period are equal to the Fund’s annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.

6	Annual Report 2015

Columbia Income Builder Fund

Portfolio of Investments

January 31, 2015

(Percentages represent value of investments compared to net assets)

Equity Funds 30.2%
	Shares	Value ($)
Convertible 2.9%
Columbia Convertible Securities Fund, Class I Shares(a)	2,123,456	39,857,266

Dividend Income 22.4%
Columbia Dividend Income Fund, Class I Shares(a)	5,290,313	97,341,753

Columbia Dividend Opportunity Fund, Class I Shares(a)	12,242,075	114,708,244

Columbia Global Dividend Opportunity Fund, Class I Shares(a)	5,156,729	91,944,478

Total		303,994,475

U.S. Small Cap 4.9%
Columbia Small Cap Value Fund I, Class I Shares(a)	1,541,829	66,838,289

Total Equity Funds
(Cost: $409,402,479)		410,690,030

Fixed-Income Funds 69.8%
Emerging Markets 12.4%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	15,835,605	168,965,902

Floating Rate 5.0%
Columbia Floating Rate Fund, Class I Shares(a)	7,595,159	68,052,625

High Yield 18.4%
Columbia High Yield Bond Fund, Class I Shares(a)	84,731,831	250,806,219

Fixed-Income Funds (continued)
	Shares	Value ($)
Inflation Protected Securities 2.6%
Columbia Inflation Protected Securities Fund, Class I Shares(a)	3,744,100	34,707,811

International 3.6%
Columbia International Bond Fund, Class I Shares(a)	4,576,819	48,788,888

Investment Grade 27.8%
Columbia Corporate Income Fund, Class I Shares(a)	5,951,223	61,238,082

Columbia Limited Duration Credit Fund, Class I Shares(a)	5,542,309	54,259,207

Columbia Mortgage Opportunities Fund, Class I Shares(a)	10,340,759	102,890,552

Columbia U.S. Government Mortgage Fund, Class I Shares(a)	27,473,456	152,202,948

Columbia U.S. Treasury Index Fund, Class I Shares(a)	588,391	6,760,613

Total		377,351,402

Total Fixed-Income Funds
(Cost: $964,576,246)		948,672,847

Money Market Funds —%
Columbia Money Market Fund, Class I Shares, 0.010%(a)(b)	651,903	651,903

Total Money Market Funds
(Cost: $651,903)		651,903

Total Investments
(Cost: $1,374,630,628)		1,360,014,780

Other Assets & Liabilities, Net		(103,481)

Net Assets		1,359,911,299

Notes to Portfolio of Investments

(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Absolute Return Multi-Strategy Fund, Class I Shares*	68,530,703	28,415,978	(94,540,225)	(2,406,456)	—	—	—	—

Columbia Convertible Securities Fund, Class I Shares	31,990,457	4,913,932	(3,717,725)	662,304	33,848,968	1,022,757	1,100,997	39,857,266

Columbia Corporate Income Fund, Class I Shares	83,256,608	7,586,589	(28,236,725)	(776,293)	61,830,179	—	1,979,227	61,238,082

Columbia Dividend Income Fund, Class I Shares	48,532,288	50,198,019	(3,022,921)	228,574	95,935,960	6,065,984	1,758,414	97,341,753

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	7

Columbia Income Builder Fund

Portfolio of Investments (continued)

January 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Dividend Opportunity Fund, Class I Shares	108,633,446	27,393,007	(30,124,875)	(452,422)	105,449,156	17,802,223	4,308,201	114,708,244

Columbia Emerging Markets Bond Fund, Class I Shares	197,802,442	15,601,075	(28,610,170)	643,793	185,437,140	146,311	8,477,941	168,965,902

Columbia Floating Rate Fund, Class I Shares	70,230,695	9,838,493	(12,119,682)	662,657	68,612,163	—	2,746,979	68,052,625

Columbia Global Dividend Opportunity Fund, Class I Shares	73,988,923	44,868,529	(14,290,653)	(2,362,165)	102,204,634	10,643,144	3,941,491	91,944,478

Columbia High Yield Bond Fund, Class I Shares	139,311,172	104,231,478	(1,358,574)	226,175	242,410,251	—	9,885,406	250,806,219

Columbia Inflation Protected Securities Fund, Class I Shares	34,226,568	4,369,811	(1,879,104)	(271,186)	36,446,089	—	485,978	34,707,811

Columbia International Bond Fund, Class I Shares	26,071,537	25,835,343	(629,286)	(19,877)	51,257,717	655,164	1,491,170	48,788,888

Columbia Limited Duration Credit Fund, Class I Shares	46,921,757	46,279,922	(38,374,494)	(309,959)	54,517,226	12,548	588,338	54,259,207

Columbia Money Market Fund, Class I Shares	651,838	65	—	—	651,903	—	65	651,903

Columbia Mortgage Opportunities Fund, Class I Shares*	—	103,991,148	—	—	103,991,148	1,011,472	2,346,372	102,890,552

Columbia Real Estate Equity Fund, Class I Shares*	42,104,179	791,392	(55,466,798)	12,571,227	—	142,064	499,822	—

Columbia Small Cap Value Fund I, Class I Shares	33,266,136	41,573,795	(3,037,923)	161,753	71,963,761	8,961,705	554,067	66,838,289

Columbia U.S. Government Mortgage Fund, Class I Shares	207,925,300	16,647,981	(71,128,413)	(109,959)	153,334,909	—	5,095,512	152,202,948

Columbia U.S. Treasury Index Fund, Class I Shares	6,877,804	180,570	(304,159)	(14,791)	6,739,424	5,107	100,560	6,760,613

Total	1,220,321,853	532,717,127	(386,841,727)	8,433,375	1,374,630,628	46,468,479	45,360,540	1,360,014,780

*	Issuer was not an affiliate for the entire period ended January 31, 2015.

(b)	The rate shown is the seven-day current annualized yield at January 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2015

Columbia Income Builder Fund

Portfolio of Investments (continued)

January 31, 2015

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds

Equity Funds	410,690,030	—	—	410,690,030

Fixed-Income Funds	948,672,847	—	—	948,672,847

Money Market Funds	651,903	—	—	651,903

Total Mutual Funds	1,360,014,780	—	—	1,360,014,780

Total	1,360,014,780	—	—	1,360,014,780

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	9

Columbia Income Builder Fund

Statement of Assets and Liabilities

January 31, 2015

Assets

Investments, at value

Affiliated issuers (identified cost $1,374,630,628)	$1,360,014,780

Receivable for:

Investments sold	731,461

Capital shares sold	1,159,921

Dividends	1,924,511

Prepaid expenses	4,150

Other assets	5,529

Total assets	1,363,840,352

Liabilities

Payable for:

Investments purchased	1,924,511

Capital shares purchased	1,778,518

Distribution and/or service fees	14,298

Transfer agent fees	125,018

Administration fees	749

Compensation of board members	23,055

Other expenses	62,904

Total liabilities	3,929,053

Net assets applicable to outstanding capital stock	$1,359,911,299

Represented by

Paid-in capital	$1,342,640,787

Undistributed net investment income	1,051,870

Accumulated net realized gain	30,834,490

Unrealized appreciation (depreciation) on:

Investments — affiliated issuers	(14,615,848)

Total — representing net assets applicable to outstanding capital stock	$1,359,911,299

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

Columbia Income Builder Fund

Statement of Assets and Liabilities (continued)

January 31, 2015

Class A

Net assets	$1,042,887,501

Shares outstanding	88,586,168

Net asset value per share	$11.77

Maximum offering price per share(a)	$12.36

Class B

Net assets	$18,941,098

Shares outstanding	1,601,290

Net asset value per share	$11.83

Class C

Net assets	$238,901,408

Shares outstanding	20,220,904

Net asset value per share	$11.81

Class K

Net assets	$3,142

Shares outstanding	267

Net asset value per share(b)	$11.79

Class R

Net assets	$1,172,162

Shares outstanding	99,060

Net asset value per share	$11.83

Class R4

Net assets	$4,785,833

Shares outstanding	405,539

Net asset value per share	$11.80

Class R5

Net assets	$791,651

Shares outstanding	67,024

Net asset value per share	$11.81

Class W

Net assets	$9,657

Shares outstanding	821

Net asset value per share	$11.76

Class Z

Net assets	$52,418,847

Shares outstanding	4,452,099

Net asset value per share	$11.77

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

Columbia Income Builder Fund

Statement of Operations

January 31, 2015

Net investment income

Income:

Dividends — affiliated issuers	$45,360,540

Total income	45,360,540

Expenses:

Distribution and/or service fees

Class A	2,573,924

Class B	236,021

Class C	2,212,651

Class R	6,056

Class W(a)	15

Transfer agent fees

Class A	1,165,323

Class B	26,726

Class C	250,417

Class K	6

Class R	1,371

Class R4	4,678

Class R5	223

Class W(a)	6

Class Z	57,085

Administration fees	266,133

Plan administration fees

Class K	28

Compensation of board members	27,587

Custodian fees	7,614

Printing and postage fees	123,096

Registration fees	182,092

Professional fees	41,434

Other	23,140

Total expenses	7,205,626

Expense reductions	(140)

Total net expenses	7,205,486

Net investment income	38,155,054

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments — affiliated issuers	8,433,375

Capital gain distributions from underlying affiliated funds	46,468,479

Net realized gain	54,901,854

Net change in unrealized appreciation (depreciation) on:

Investments — affiliated issuers	(28,799,709)

Net change in unrealized depreciation	(28,799,709)

Net realized and unrealized gain	26,102,145

Net increase in net assets resulting from operations	$64,257,199

(a)	Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

Columbia Income Builder Fund

Statement of Changes in Net Assets

	Year Ended January 31, 2015(a)	Year Ended January 31, 2014
Operations

Net investment income	$38,155,054	$29,872,686

Net realized gain	54,901,854	58,599,969

Net change in unrealized depreciation	(28,799,709)	(49,931,987)

Net increase in net assets resulting from operations	64,257,199	38,540,668

Distributions to shareholders

Net investment income

Class A	(32,538,591)	(28,091,959)

Class B	(549,795)	(696,818)

Class C	(5,344,646)	(3,753,613)

Class K	(335)	(1,422)

Class R	(35,464)	(34,470)

Class R4	(143,057)	(39,493)

Class R5	(15,619)	(5,643)

Class W	(213)	—

Class Z	(1,735,119)	(1,039,968)

Net realized gains

Class A	(2,289,817)	—

Class B	(43,402)	—

Class C	(517,333)	—

Class K	(7)	—

Class R	(2,736)	—

Class R4	(10,516)	—

Class R5	(1,045)	—

Class W	(21)	—

Class Z	(116,967)	—

Total distributions to shareholders	(43,344,683)	(33,663,386)

Increase in net assets from capital stock activity	102,930,759	278,390,833

Total increase in net assets	123,843,275	283,268,115

Net assets at beginning of year	1,236,068,024	952,799,909

Net assets at end of year	$1,359,911,299	$1,236,068,024

Undistributed (excess of distributions over) net investment income	$1,051,870	$(11,704)

(a)	Class W shares are for the period from June 25, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

Columbia Income Builder Fund

Statement of Changes in Net Assets (continued)

	Year Ended January 31, 2015(a)		Year Ended January 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	16,836,817	201,121,208	28,332,509	328,988,823

Distributions reinvested	2,734,884	32,707,494	2,256,584	26,193,325

Redemptions	(15,132,292)	(180,569,263)	(16,801,148)	(195,152,533)

Net increase	4,439,409	53,259,439	13,787,945	160,029,615

Class B shares

Subscriptions	118,741	1,424,124	293,228	3,421,053

Distributions reinvested	47,968	576,456	58,088	677,481

Redemptions(b)	(919,229)	(10,998,760)	(965,986)	(11,268,077)

Net decrease	(752,520)	(8,998,180)	(614,670)	(7,169,543)

Class C shares

Subscriptions	6,466,610	77,487,640	9,575,243	111,564,787

Distributions reinvested	465,582	5,587,818	307,732	3,587,436

Redemptions	(3,115,317)	(37,289,518)	(2,331,008)	(27,144,522)

Net increase	3,816,875	45,785,940	7,551,967	88,007,701

Class K shares

Distributions reinvested	6	71	31	351

Redemptions	(3,157)	(37,712)	(2,703)	(32,164)

Net decrease	(3,151)	(37,641)	(2,672)	(31,813)

Class R shares

Subscriptions	33,883	407,512	74,879	868,713

Distributions reinvested	3,177	38,188	2,947	34,391

Redemptions	(31,924)	(382,692)	(45,907)	(537,471)

Net increase	5,136	63,008	31,919	365,633

Class R4 shares

Subscriptions	268,107	3,215,899	382,746	4,471,904

Distributions reinvested	12,793	153,476	3,386	39,408

Redemptions	(85,324)	(1,022,225)	(176,390)	(2,049,002)

Net increase	195,576	2,347,150	209,742	2,462,310

Class R5 shares

Subscriptions	45,146	537,390	31,722	371,479

Distributions reinvested	1,387	16,650	476	5,556

Redemptions	(7,794)	(93,409)	(4,134)	(48,757)

Net increase	38,739	460,631	28,064	328,278

Class W shares

Subscriptions	821	10,000	—	—

Net increase	821	10,000	—	—

Class Z shares

Subscriptions	2,422,710	29,062,334	3,923,570	45,596,273

Distributions reinvested	124,803	1,493,151	72,365	840,541

Redemptions	(1,719,040)	(20,515,073)	(1,040,180)	(12,038,162)

Net increase	828,473	10,040,412	2,955,755	34,398,652

Total net increase	8,569,358	102,930,759	23,948,050	278,390,833

(a)	Class W shares are for the period from June 25, 2014 (commencement of operations) through the stated period end.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

Columbia Income Builder Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended January 31,
Class A	2015		2014	2013		2012	2011
Per share data
Net asset value, beginning of period	$11.56		$11.48	$10.85		$10.58	$9.76

Income from investment operations:

Net investment income	0.36		0.32	0.37		0.37	0.35

Net realized and unrealized gain	0.25		0.12	0.69		0.30	0.87

Total from investment operations	0.61		0.44	1.06		0.67	1.22

Less distributions to shareholders:

Net investment income	(0.37)		(0.36)	(0.43)		(0.40)	(0.40)

Net realized gains	(0.03)		—	—		—	—

Tax return of capital	—		—	—		—	(0.00	)(a)

Total distributions to shareholders	(0.40)		(0.36)	(0.43)		(0.40)	(0.40)

Net asset value, end of period	$11.77		$11.56	$11.48		$10.85	$10.58

Total return	5.29%		3.83%	9.98%		6.48%	12.72%

Ratios to average net assets(b)

Total gross expenses	0.41%		0.41%	0.42%		0.42%	0.44%

Total net expenses(c)	0.41	%(d)	0.41%	0.42	%(d)	0.42%	0.44%

Net investment income	2.99%		2.79%	3.30%		3.50%	3.42%

Supplemental data

Net assets, end of period (in thousands)	$1,042,888		$972,684	$808,070		$692,920	$199,434

Portfolio turnover	29%		28%	26%		31%	28%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

Columbia Income Builder Fund

Financial Highlights (continued)

	Year Ended January 31,
Class B	2015		2014	2013		2012	2011
Per share data
Net asset value, beginning of period	$11.61		$11.54	$10.90		$10.62	$9.79

Income from investment operations:

Net investment income	0.26		0.22	0.28		0.29	0.27

Net realized and unrealized gain	0.27		0.12	0.71		0.30	0.88

Total from investment operations	0.53		0.34	0.99		0.59	1.15

Less distributions to shareholders:

Net investment income	(0.28)		(0.27)	(0.35)		(0.31)	(0.32)

Net realized gains	(0.03)		—	—		—	—

Tax return of capital	—		—	—		—	(0.00	)(a)

Total distributions to shareholders	(0.31)		(0.27)	(0.35)		(0.31)	(0.32)

Net asset value, end of period	$11.83		$11.61	$11.54		$10.90	$10.62

Total return	4.57%		2.96%	9.18%		5.67%	11.91%

Ratios to average net assets(b)

Total gross expenses	1.16%		1.16%	1.17%		1.17%	1.19%

Total net expenses(c)	1.16	%(d)	1.16%	1.17	%(d)	1.17%	1.19%

Net investment income	2.17%		1.92%	2.50%		2.74%	2.61%

Supplemental data

Net assets, end of period (in thousands)	$18,941		$27,334	$34,248		$40,756	$18,295

Portfolio turnover	29%		28%	26%		31%	28%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

Columbia Income Builder Fund

Financial Highlights (continued)

	Year Ended January 31,
Class C	2015		2014	2013		2012	2011
Per share data
Net asset value, beginning of period	$11.60		$11.52	$10.89		$10.61	$9.79

Income from investment operations:

Net investment income	0.27		0.25	0.29		0.29	0.28

Net realized and unrealized gain	0.25		0.10	0.69		0.31	0.86

Total from investment operations	0.52		0.35	0.98		0.60	1.14

Less distributions to shareholders:

Net investment income	(0.28)		(0.27)	(0.35)		(0.32)	(0.32)

Net realized gains	(0.03)		—	—		—	—

Tax return of capital	—		—	—		—	(0.00	)(a)

Total distributions to shareholders	(0.31)		(0.27)	(0.35)		(0.32)	(0.32)

Net asset value, end of period	$11.81		$11.60	$11.52		$10.89	$10.61

Total return	4.49%		3.06%	9.14%		5.73%	11.84%

Ratios to average net assets(b)

Total gross expenses	1.16%		1.16%	1.17%		1.17%	1.20%

Total net expenses(c)	1.16	%(d)	1.16%	1.17	%(d)	1.17%	1.20%

Net investment income	2.26%		2.14%	2.61%		2.76%	2.72%

Supplemental data

Net assets, end of period (in thousands)	$238,901		$190,266	$102,019		$60,381	$17,732

Portfolio turnover	29%		28%	26%		31%	28%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

Columbia Income Builder Fund

Financial Highlights (continued)

	Year Ended January 31,
Class K	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$11.57	$11.50	$10.87	$10.59	$9.77

Income from investment operations:

Net investment income	0.37	0.30	0.37	0.38	0.35

Net realized and unrealized gain	0.26	0.13	0.70	0.31	0.87

Total from investment operations	0.63	0.43	1.07	0.69	1.22

Less distributions to shareholders:

Net investment income	(0.38)	(0.36)	(0.44)	(0.41)	(0.40)

Net realized gains	(0.03)	—	—	—	—

Tax return of capital	—	—	—	—	(0.00	)(a)

Total distributions to shareholders	(0.41)	(0.36)	(0.44)	(0.41)	(0.40)

Net asset value, end of period	$11.79	$11.57	$11.50	$10.87	$10.59

Total return	5.45%	3.80%	10.02%	6.64%	12.74%

Ratios to average net assets(b)

Total gross expenses	0.34%	0.34%	0.37%	0.35%	0.43%

Total net expenses(c)	0.34%	0.34%	0.37%	0.35%	0.42%

Net investment income	3.06%	2.60%	3.34%	3.58%	3.45%

Supplemental data

Net assets, end of period (in thousands)	$3	$40	$70	$65	$11

Portfolio turnover	29%	28%	26%	31%	28%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

Columbia Income Builder Fund

Financial Highlights (continued)

	Year Ended January 31,
Class R	2015		2014	2013		2012	2011(a)
Per share data
Net asset value, beginning of period	$11.62		$11.54	$10.91		$10.63	$10.29

Income from investment operations:

Net investment income	0.33		0.32	0.35		0.30	0.17

Net realized and unrealized gain	0.25		0.09	0.69		0.35	0.33

Total from investment operations	0.58		0.41	1.04		0.65	0.50

Less distributions to shareholders:

Net investment income	(0.34)		(0.33)	(0.41)		(0.37)	(0.16)

Net realized gains	(0.03)		—	—		—	—

Tax return of capital	—		—	—		—	(0.00	)(b)

Total distributions to shareholders	(0.37)		(0.33)	(0.41)		(0.37)	(0.16)

Net asset value, end of period	$11.83		$11.62	$11.54		$10.91	$10.63

Total return	5.00%		3.56%	9.68%		6.29%	4.88%

Ratios to average net assets(c)

Total gross expenses	0.66%		0.66%	0.67%		0.73%	0.63	%(d)

Total net expenses(e)	0.66	%(f)	0.66%	0.67	%(f)	0.66%	0.63	%(d)

Net investment income	2.75%		2.71%	3.19%		2.90%	4.84	%(d)

Supplemental data

Net assets, end of period (in thousands)	$1,172		$1,091	$715		$44	$3

Portfolio turnover	29%		28%	26%		31%	28%

Notes to Financial Highlights

(a)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	19

Columbia Income Builder Fund

Financial Highlights (continued)

	Year Ended January 31,
Class R4	2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$11.59		$11.52	$11.29

Income from investment operations:

Net investment income	0.39		0.44	0.13

Net realized and unrealized gain	0.25		0.02	0.28

Total from investment operations	0.64		0.46	0.41

Less distributions to shareholders:

Net investment income	(0.40)		(0.39)	(0.18)

Net realized gains	(0.03)		—	—

Total distributions to shareholders	(0.43)		(0.39)	(0.18)

Net asset value, end of period	$11.80		$11.59	$11.52

Total return	5.55%		4.00%	3.61%

Ratios to average net assets(b)

Total gross expenses	0.16%		0.16%	0.13	%(c)

Total net expenses(d)	0.16	%(e)	0.16%	0.13	%(c)

Net investment income	3.28%		3.79%	5.21	%(c)

Supplemental data

Net assets, end of period (in thousands)	$4,786		$2,433	$3

Portfolio turnover	29%		28%	26%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2015

Columbia Income Builder Fund

Financial Highlights (continued)

	Year Ended January 31,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$11.60	$11.52	$11.29

Income from investment operations:

Net investment income	0.40	0.42	0.14

Net realized and unrealized gain	0.25	0.05	0.27

Total from investment operations	0.65	0.47	0.41

Less distributions to shareholders:

Net investment income	(0.41)	(0.39)	(0.18)

Net realized gains	(0.03)	—	—

Total distributions to shareholders	(0.44)	(0.39)	(0.18)

Net asset value, end of period	$11.81	$11.60	$11.52

Total return	5.61%	4.14%	3.61%

Ratios to average net assets(b)

Total gross expenses	0.10%	0.09%	0.10	%(c)

Total net expenses(d)	0.10%	0.09%	0.10	%(c)

Net investment income	3.32%	3.63%	5.23	%(c)

Supplemental data

Net assets, end of period (in thousands)	$792	$328	$3

Portfolio turnover	29%	28%	26%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	21

Columbia Income Builder Fund

Financial Highlights (continued)

Class W	Year Ended January 31, 2015(a)
Per share data
Net asset value, beginning of period	$12.18

Income from investment operations:

Net investment income	0.21

Net realized and unrealized loss	(0.34	)(b)

Total from investment operations	(0.13)

Less distributions to shareholders:

Net investment income	(0.26)

Net realized gains	(0.03)

Total distributions to shareholders	(0.29)

Net asset value, end of period	$11.76

Total return	(1.12%)

Ratios to average net assets(c)

Total gross expenses	0.44	%(d)

Total net expenses(e)	0.44	%(d)(f)

Net investment income	2.98	%(d)

Supplemental data

Net assets, end of period (in thousands)	$10

Portfolio turnover	29%

Notes to Financial Highlights

(a)	Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2015

Columbia Income Builder Fund

Financial Highlights (continued)

	Year Ended January 31,
Class Z	2015		2014	2013		2012	2011(a)
Per share data
Net asset value, beginning of period	$11.56		$11.49	$10.86		$10.59	$10.29

Income from investment operations:

Net investment income	0.39		0.38	0.41		0.41	0.09

Net realized and unrealized gain	0.25		0.08	0.68		0.29	0.39

Total from investment operations	0.64		0.46	1.09		0.70	0.48

Less distributions to shareholders:

Net investment income	(0.40)		(0.39)	(0.46)		(0.43)	(0.18)

Net realized gains	(0.03)		—	—		—	—

Tax return of capital	—		—	—		—	(0.00	)(b)

Total distributions to shareholders	(0.43)		(0.39)	(0.46)		(0.43)	(0.18)

Net asset value, end of period	$11.77		$11.56	$11.49		$10.86	$10.59

Total return	5.56%		4.00%	10.25%		6.79%	4.67%

Ratios to average net assets(c)

Total gross expenses	0.16%		0.16%	0.17%		0.17%	0.47	%(d)

Total net expenses(e)	0.16	%(f)	0.16%	0.17	%(f)	0.17%	0.17	%(d)

Net investment income	3.26%		3.30%	3.68%		3.87%	2.44	%(d)

Supplemental data

Net assets, end of period (in thousands)	$52,419		$41,893	$7,672		$1,537	$89

Portfolio turnover	29%		28%	26%		31%	28%

Notes to Financial Highlights

(a)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	23

Columbia Income Builder Fund

Notes to Financial Statements

January 31, 2015

Note 1. Organization

Columbia Income Builder Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a “fund-of-funds”, investing significantly in funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on June 25, 2014.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

24	Annual Report 2015

Columbia Income Builder Fund

Notes to Financial Statements (continued)

January 31, 2015

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for these investment management services.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.02% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees (the Board), including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended January 31, 2015, other expenses paid to this company were $3,262.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of

Annual Report 2015	25

Columbia Income Builder Fund

Notes to Financial Statements (continued)

January 31, 2015

certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended January 31, 2015, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.11%
Class B	0.11
Class C	0.11
Class K	0.05
Class R	0.11
Class R4	0.11
Class R5	0.05
Class W*	0.11
Class Z	0.11

*	Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended January 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $140.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $4,525,000 and $770,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,775,761 for Class A, $4,639 for Class B and $33,425 for Class C shares for the year ended January 31, 2015.

26	Annual Report 2015

Columbia Income Builder Fund

Notes to Financial Statements (continued)

January 31, 2015

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective June 1, 2014		Contractual Expense Cap Prior to June 1, 2014
Class A	0.45%		0.45%
Class B	1.20		1.20
Class C	1.20		1.20
Class K	0.42		0.42
Class R	0.70		0.70
Class R4	0.20		0.20
Class R5	0.17		0.17
Class W	0.45	*	—
Class Z	0.20		0.20

*	Fee rate is effective beginning June 25, 2014 (the commencement of operations of Class W shares).

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At January 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses,

Trustees’ deferred compensation and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$3,271,359
Accumulated net realized gain	(3,271,359)
Paid-in capital	—

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended January 31, 2015	Year Ended January 31, 2014
Ordinary income	$40,362,839	$33,663,386
Long-term capital gains	2,981,844	—
Total	$43,344,683	$33,663,386

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At January 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,073,541
Undistributed long-term capital gains	42,000,712
Net unrealized depreciation	(25,782,070)

At January 31, 2015, the cost of investments for federal income tax purposes was $1,385,796,850 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$25,261,289
Unrealized depreciation	(51,043,359)
Net unrealized depreciation	(25,782,070)

For the year ended January 31, 2015, $7,562,342 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative

Annual Report 2015	27

Columbia Income Builder Fund

Notes to Financial Statements (continued)

January 31, 2015

interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of investments in the Underlying Funds, excluding investments in money market funds and certain derivatives, if any, aggregated to $532,717,062 and $386,841,727, respectively, for the year ended January 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At January 31, 2015, affiliated shareholders of record owned 83.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended January 31, 2015.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28	Annual Report 2015

Columbia Income Builder Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Columbia Income Builder Fund (the “Fund”, a series of Columbia Funds Series Trust II) at January 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on or prior to January 31, 2012 were audited by another independent registered public accounting firm whose report dated March 26, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

March 24, 2015

Annual Report 2015	29

Columbia Income Builder Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended January 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Qualified Dividend Income	32.13%
Dividends Received Deduction	20.59%
Capital Gain Dividend	$47,231,684
Foreign Taxes Paid	$463,655
Foreign Taxes Paid Per Share	$0.00
Foreign Source Income	$11,643,058
Foreign Source Income Per Share	$0.10

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

30	Annual Report 2015

Columbia Income Builder Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994 - August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2015	31

Columbia Income Builder Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

32	Annual Report 2015

Columbia Income Builder Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 - April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Former Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015	33

Columbia Income Builder Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

34	Annual Report 2015

Columbia Income Builder Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	35

Columbia Income Builder Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

columbiathreadneedle.com/us

ANN163_01_E01_(03/15)

ANNUAL REPORT

January 31, 2015

COLUMBIA CAPITAL ALLOCATION PORTFOLIOS

Columbia Capital Allocation Conservative Portfolio

Columbia Capital Allocation Moderate Conservative Portfolio

Columbia Capital Allocation Moderate Portfolio

Columbia Capital Allocation Moderate Aggressive Portfolio

Columbia Capital Allocation Aggressive Portfolio

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 11th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2014. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2014 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2014 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Get the market insight you need from our investment experts

Connect with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

  Columbia Threadneedle Investor Newsletter (e-newsletter)

Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiathreadneedle.com/
us/newsletter.

  Investment videos

Get analysis of current events and trends that may affect your investments. Visit our online video library to watch and discover what our thought leaders are saying about the financial markets and economy.

  Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  Twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■   Youtube.com/user/CTinvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  Linkedin.com/company/Columbia-Threadneedle-Investments-US
Connect with us on LinkedIn for updates from our thought leaders.

*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

President's Message

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

>  Fund and strategy names

>  Established investment teams, philosophies and processes

>  Account services, features, servicing phone numbers and mailing addresses

>  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

*  Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

Columbia Capital Allocation Portfolios

Columbia Capital Allocation Conservative Portfolio

Performance Overview	2
Portfolio Overview	4

Columbia Capital Allocation Moderate Conservative Portfolio

Performance Overview	5
Portfolio Overview	7

Columbia Capital Allocation Moderate Portfolio

Performance Overview	8
Portfolio Overview	10

Columbia Capital Allocation Moderate Aggressive Portfolio

Performance Overview	11
Portfolio Overview	13

Columbia Capital Allocation Aggressive Portfolio

Performance Overview	14
Portfolio Overview	16
Manager Discussion of Fund Performance	17
Understanding Your Fund's Expenses	20
Portfolio of Investments	23
Statements of Assets and Liabilities	50
Statements of Operations	56
Statements of Changes in Net Assets	58
Financial Highlights	67
Notes to Financial Statements	113
Reports of Independent Registered Public Accounting Firm	131
Federal Income Tax Information	132
Trustees and Officers	133
Important Information About This Report	139

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

Columbia Capital Allocation Portfolios

Performance Overview

Columbia Capital Allocation Conservative Portfolio

Performance Summary

>  Columbia Capital Allocation Conservative Portfolio (the Fund) Class A shares returned 5.24% excluding sales charges for the 12-month period that ended January 31, 2015.

>  The Fund underperformed its Blended Index, which returned 6.39% for the same 12-month period.

>  During the same time frame, the Barclays U.S. Aggregate Bond Index, which measures the U.S. fixed-income market, rose 6.61% and the Russell 3000 Index, which measures domestic equities, gained 12.99%.

>  We attribute the Fund's relative performance to mixed results from asset class allocation and underlying fund performance.

Average Annual Total Returns (%) (for period ended January 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	03/04/04
Excluding sales charges		5.24	5.87	4.74
Including sales charges		0.20	4.84	4.23
Class B	03/04/04
Excluding sales charges		4.46	5.09	3.95
Including sales charges		-0.42	4.76	3.95
Class C	03/04/04
Excluding sales charges		4.57	5.11	3.96
Including sales charges		3.59	5.11	3.96
Class K	03/04/04	5.48	5.99	4.90
Class R*	09/27/10	5.07	5.64	4.52
Class R4*	06/13/13	5.41	5.94	4.77
Class R5*	06/13/13	5.60	5.99	4.80
Class Y*	06/13/13	5.55	5.99	4.80
Class Z*	09/27/10	5.60	6.11	4.86
Blended Index		6.39	6.18	5.32
Barclays U.S. Aggregate Bond Index		6.61	4.57	4.86
Russell 3000 Index		12.99	15.83	7.93

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

Annual Report 2015

Columbia Capital Allocation Portfolios

Performance Overview (continued)

Columbia Capital Allocation Conservative Portfolio

The Blended Index consists of 66% Barclays U.S. Aggregate Bond Index, 15% Russell 3000 Index, 10% Citigroup 3-Month U.S. Treasury Bill Index, 5% MSCI EAFE Index (Unhedged Net) and 4% Barclays High Yield Corporate Bond Index. The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills. The MSCI EAFE (Europe, Australasia, Far East) Index (Unhedged Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Barclays High Yield Corporate Bond Index is a market value-weighted index, which covers the U.S. non-investment grade fixed-rate debt market. The index is composed of U.S. dollar-denominated corporate debt in industrial, utility and finance sectors with a minimum $150 million par amount outstanding and a maturity greater than one year.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Unhedged Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Performance of a Hypothetical $10,000 Investment (February 1, 2005 – January 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio Overview

Columbia Capital Allocation Conservative Portfolio

(Unaudited)

Portfolio Breakdown (%) (at January 31, 2015)
Alternative Investment Funds	3.9
Equity Funds	16.7
International	4.8
U.S. Large Cap	11.3
U.S. Small Cap	0.6
Fixed-Income Funds	67.0
Emerging Markets	1.5
High Yield	3.2
Inflation Protected Securities	4.6
International	0.2
Investment Grade	57.5
Money Market Funds	12.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

Columbia Capital Allocation Portfolios

Performance Overview

Columbia Capital Allocation Moderate Conservative Portfolio

Performance Summary

>  Columbia Capital Allocation Moderate Conservative Portfolio (the Fund) Class A shares returned 6.23% excluding sales charges for the 12-month period that ended January 31, 2015.

>  The Fund underperformed its Blended Index, which returned 7.13% for the same 12-month period.

>  During the same time frame, the Barclays U.S. Aggregate Bond Index, which measures the U.S. fixed-income market, rose 6.61% and the Russell 3000 Index, which measures domestic equities, gained 12.99%.

>  We attribute the Fund's relative performance to mixed results from asset class allocation and underlying fund performance.

Average Annual Total Returns (%) (for period ended January 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	10/15/96
Excluding sales charges		6.23	7.78	5.83
Including sales charges		0.15	6.52	5.21
Class B	08/07/97
Excluding sales charges		5.46	6.97	5.05
Including sales charges		0.63	6.66	5.05
Class C	10/15/96
Excluding sales charges		5.50	6.98	5.05
Including sales charges		4.54	6.98	5.05
Class K*	02/28/13	6.31	7.80	5.84
Class R*	01/23/06	5.95	7.50	5.57
Class R4*	11/08/12	6.44	7.89	5.89
Class R5*	11/08/12	6.63	7.94	5.91
Class Y*	06/13/13	6.66	7.94	5.91
Class Z	10/15/96	6.47	8.05	6.09
Blended Index		7.13	7.80	5.93
Barclays U.S. Aggregate Bond Index		6.61	4.57	4.86
Russell 3000 Index		12.99	15.83	7.93

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

Annual Report 2015

Columbia Capital Allocation Portfolios

Performance Overview (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

The Blended Index consists of 55.5% Barclays U.S. Aggregate Bond Index, 26% Russell 3000 Index, 9% MSCI EAFE Index (Unhedged Net), 5% Citigroup 3-Month U.S. Treasury Bill Index and 4.5% Barclays High Yield Corporate Bond Index. The MSCI EAFE (Europe, Australasia, Far East) Index (Unhedged Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills. The Barclays High Yield Corporate Bond Index is a market value-weighted index, which covers the U.S. non-investment grade fixed-rate debt market. The index is composed of U.S. dollar-denominated corporate debt in industrial, utility and finance sectors with a minimum $150 million par amount outstanding and a maturity greater than one year.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Unhedged Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Performance of a Hypothetical $10,000 Investment (February 1, 2005 – January 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Moderate Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio Overview

Columbia Capital Allocation Moderate Conservative Portfolio

(Unaudited)

Portfolio Breakdown (%) (at January 31, 2015)
Alternative Investment Funds	4.3
Equity Funds	29.9
International	8.0
U.S. Large Cap	20.3
U.S. Small Cap	1.6
Fixed-Income Funds	53.9
Emerging Markets	2.6
High Yield	4.3
Inflation Protected Securities	2.3
International	0.5
Investment Grade	44.2
Money Market Funds	11.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

Columbia Capital Allocation Portfolios

Performance Overview

Columbia Capital Allocation Moderate Portfolio

Performance Summary

>  Columbia Capital Allocation Moderate Portfolio (the Fund) Class A shares returned 6.77% excluding sales charges for the 12-month period that ended January 31, 2015.

>  The Fund underperformed its Blended Index, which returned 7.87% for the same 12-month period.

>  During the same time frame, the Russell 3000 Index, which measures domestic equities, gained 12.99% and the Barclays U.S. Aggregate Bond Index, which measures the U.S. fixed-income market, rose 6.61%.

>  We attribute the Fund's relative performance to mixed results from asset class allocation and underlying fund performance.

Average Annual Total Returns (%) (for period ended January 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	03/04/04
Excluding sales charges		6.77	9.10	6.18
Including sales charges		0.65	7.81	5.56
Class B	03/04/04
Excluding sales charges		6.00	8.29	5.39
Including sales charges		1.21	8.00	5.39
Class C	03/04/04
Excluding sales charges		5.92	8.29	5.39
Including sales charges		4.97	8.29	5.39
Class K	03/04/04	6.88	9.21	6.36
Class R*	09/27/10	6.52	8.82	5.92
Class R4*	06/13/13	7.06	9.20	6.23
Class R5*	06/13/13	7.21	9.25	6.25
Class Y*	06/13/13	7.16	9.25	6.25
Class Z*	09/27/10	7.05	9.34	6.30
Blended Index		7.87	9.43	6.64
Russell 3000 Index		12.99	15.83	7.93
Barclays U.S. Aggregate Bond Index		6.61	4.57	4.86

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

Annual Report 2015

Columbia Capital Allocation Portfolios

Performance Overview (continued)

Columbia Capital Allocation Moderate Portfolio

The Blended Index consists of 42.5% Barclays U.S. Aggregate Bond Index, 37% Russell 3000 Index, 11% MSCI EAFE Index (Unhedged Net), 7.5% Barclays High Yield Corporate Bond Index and 2% MSCI Emerging Markets Index (Net). The MSCI EAFE (Europe, Australasia, Far East) Index (Unhedged Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Barclays High Yield Corporate Bond Index is a market value-weighted index, which covers the U.S. non-investment grade fixed-rate debt market. The index is composed of U.S. dollar-denominated corporate debt in industrial, utility and finance sectors with a minimum $150 million par amount outstanding and a maturity greater than one year. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Unhedged Net) and the MSCI Emerging Markets Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Performance of a Hypothetical $10,000 Investment (February 1, 2005 – January 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Moderate Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio Overview

Columbia Capital Allocation Moderate Portfolio

(Unaudited)

Portfolio Breakdown (%) (at January 31, 2015)
Alternative Investment Funds	4.4
Equity Funds	44.8
International	12.6
U.S. Large Cap	30.3
U.S. Small Cap	1.9
Fixed-Income Funds	40.1
Emerging Markets	1.7
High Yield	7.6
Inflation Protected Securities	0.9
Investment Grade	29.9
Money Market Funds	10.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

Columbia Capital Allocation Portfolios

Performance Overview

Columbia Capital Allocation Moderate Aggressive Portfolio

Performance Summary

>  Columbia Capital Allocation Moderate Aggressive Portfolio (the Fund) Class A shares returned 7.03% excluding sales charges for the 12-month period that ended January 31, 2015.

>  The Fund underperformed its Blended Index, which returned 8.57% for the same 12-month period.

>  During the same time frame, the Russell 3000 Index, which measures domestic equities, gained 12.99% and the Barclays U.S. Aggregate Bond Index, which measures the U.S. fixed-income market, rose 6.61%.

>  We attribute the Fund's relative performance to mixed results from asset class allocation and underlying fund performance.

Average Annual Total Returns (%) (for period ended January 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	10/15/96
Excluding sales charges		7.03	10.01	6.75
Including sales charges		0.90	8.72	6.13
Class B	08/13/97
Excluding sales charges		6.32	9.21	5.94
Including sales charges		1.54	8.93	5.94
Class C	10/15/96
Excluding sales charges		6.30	9.19	5.95
Including sales charges		5.34	9.19	5.95
Class K*	02/28/13	7.17	10.08	6.79
Class R*	01/23/06	6.86	9.75	6.48
Class R4*	11/08/12	7.41	10.16	6.82
Class R5*	11/08/12	7.46	10.20	6.84
Class T*	03/07/11
Excluding sales charges		7.07	9.96	6.70
Including sales charges		0.94	8.67	6.07
Class Y*	06/13/13	7.58	10.18	6.84
Class Z	10/15/96	7.40	10.30	7.03
Blended Index		8.57	10.71	7.04
Russell 3000 Index		12.99	15.83	7.93
Barclays U.S. Aggregate Bond Index		6.61	4.57	4.86

Returns for Class A and Class T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

Annual Report 2015

Columbia Capital Allocation Portfolios

Performance Overview (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

The Blended Index consists of 49% Russell 3000 Index, 28.5% Barclays U.S. Aggregate Bond Index, 12% MSCI EAFE Index (Unhedged Net) and 6.5% Barclays High Yield Corporate Bond Index and 4% MSCI Emerging Markets Index (Net). The MSCI EAFE (Europe, Australasia, Far East) Index (Unhedged Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Barclays High Yield Corporate Bond Index is a market value-weighted index, which covers the U.S. non-investment grade fixed-rate debt market. The index is composed of U.S. dollar-denominated corporate debt in industrial, utility and finance sectors with a minimum $150 million par amount outstanding and a maturity greater than one year. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Unhedged Net) and the MSCI Emerging Markets Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Performance of a Hypothetical $10,000 Investment (February 1, 2005 – January 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Moderate Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio Overview

Columbia Capital Allocation Moderate Aggressive Portfolio

(Unaudited)

Portfolio Breakdown (%) (at January 31, 2015)
Alternative Investment Funds	2.5
Common Stocks	0.0	(a)
Equity Funds	56.5
International	16.1
U.S. Large Cap	38.3
U.S. Small Cap	2.1
Fixed-Income Funds	26.4
Emerging Markets	1.2
High Yield	6.8
International	0.9
Inflation Protected Securities	0.4
Investment Grade	17.1
Money Market Funds	14.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2015

Columbia Capital Allocation Portfolios

Performance Overview

Columbia Capital Allocation Aggressive Portfolio

Performance Summary

>  Columbia Capital Allocation Aggressive Portfolio (the Fund) Class A shares returned 7.50% excluding sales charges for the 12-month period that ended January 31, 2015.

>  The Fund underperformed its Blended Index, which returned 9.15% for the same 12-month period.

>  During the same time frame, the Russell 3000 Index, which measures domestic equities, gained 12.99% and the Barclays U.S. Aggregate Bond Index, which measures the U.S. fixed-income market, rose 6.61%.

>  We attribute the Fund's relative performance to mixed results from asset class allocation and underlying fund performance.

Average Annual Total Returns (%) (for period ended January 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	03/04/04
Excluding sales charges		7.50	11.25	6.43
Including sales charges		1.33	9.93	5.80
Class B	03/04/04
Excluding sales charges		6.72	10.44	5.62
Including sales charges		1.83	10.17	5.62
Class C	03/04/04
Excluding sales charges		6.66	10.44	5.62
Including sales charges		5.68	10.44	5.62
Class K	03/04/04	7.60	11.39	6.61
Class R*	09/27/10	7.19	10.98	6.19
Class R4*	06/13/13	7.78	11.33	6.47
Class R5*	06/13/13	7.83	11.38	6.49
Class Y*	06/13/13	7.88	11.38	6.49
Class Z*	09/27/10	7.70	11.51	6.55
Blended Index		9.15	11.84	7.33
Russell 3000 Index		12.99	15.83	7.93
Barclays U.S. Aggregate Bond Index		6.61	4.57	4.86

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

Annual Report 2015

Columbia Capital Allocation Portfolios

Performance Overview (continued)

Columbia Capital Allocation Aggressive Portfolio

The Blended Index consists of 60% Russell 3000 Index, 15% Barclays U.S. Aggregate Bond Index, 14% MSCI EAFE Index (Unhedged Net), 6% MSCI Emerging Markets Index (Net) and 5% Barclays High Yield Corporate Bond Index. The MSCI EAFE (Europe, Australasia, Far East) Index (Unhedged Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Barclays High Yield Corporate Bond Index is a market value-weighted index, which covers the U.S. non-investment grade fixed-rate debt market. The index is composed of U.S. dollar-denominated corporate debt in industrial, utility and finance sectors with a minimum $150 million par amount outstanding and a maturity greater than one year.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Unhedged Net) and the MSCI Emerging Markets Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Performance of a Hypothetical $10,000 Investment (February 1, 2005 – January 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio Overview

Columbia Capital Allocation Aggressive Portfolio

(Unaudited)

Portfolio Breakdown (%) (at January 31, 2015)
Alternative Investment Funds	1.6
Equity Funds	72.3
International	20.7
U.S. Large Cap	47.9
U.S. Small Cap	3.7
Fixed-Income Funds	12.5
Emerging Markets	0.5
High Yield	4.8
Investment Grade	7.2
Money Market Funds	13.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2015

Columbia Capital Allocation Portfolios

Manager Discussion of Fund Performance

While each generated solid positive absolute returns, we attribute the Funds' relative performance to mixed results from asset class allocation and underlying fund performance. For the 12-month period that ended January 31, 2015:

>  Columbia Capital Allocation Conservative Portfolio Class A shares returned 5.24% excluding sales charges, underperforming its Blended Index, which returned 6.39%.

>  Columbia Capital Allocation Moderate Conservative Portfolio Class A shares returned 6.23% excluding sales charges, underperforming its Blended Index, which returned 7.13%.

>  Columbia Capital Allocation Moderate Portfolio Class A shares returned 6.77% excluding sales charges, underperforming its Blended Index, which returned 7.87%.

>  Columbia Capital Allocation Moderate Aggressive Portfolio Class A shares returned 7.03% excluding sales charges, underperforming its Blended Index, which returned 8.57%.

>  Columbia Capital Allocation Aggressive Portfolio Class A shares returned 7.50% excluding sales charges, underperforming its Blended Index, which returned 9.15%.

During the same time frame, the Russell 3000 Index, which measures domestic equities, gained 12.99% and the Barclays U.S. Aggregate Bond Index, which measures the U.S. fixed-income market, rose 6.61%.

Global Capital Markets Diverged

Global capital markets moved in different directions during the annual period. In general, the United States led with strong performance across both equity and high-grade credit markets, while foreign markets were mixed. The divergence was due primarily to strength in the U.S. dollar, commodity price weakness, rising risk premiums across lower quality corporate credit, and lower yields for long duration government bonds. Also, the U.S. economy marched along a path that was largely divergent from other major developed economies across the globe, as the U.S. economy expanded while other developed and developing economies experienced slowing growth and weaker inflation.

In the equity markets, U.S. large-cap equities generally posted strong gains, though small-cap issues struggled for much of the annual period. The weakest equity market returns were realized by areas with high sensitivity to U.S. dollar strength. U.S. dollar strength also impacted commodity prices. Further, while most major developed market equity indices posted positive returns in local currencies for the annual period, U.S. dollar-denominated returns for many of these same indices registered losses, dampening overseas equity returns for U.S.-based investors.

In the fixed-income market, areas considered to generate the most consistent of return streams, such as U.S. Treasuries, led the way during the annual period. Long duration U.S. Treasuries performed particularly well. Though still producing positive returns, areas of weakness included U.S. high-yield corporate bonds, asset-backed securities and short duration bonds.

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

Marie Schofield, CFA

Beth Vanney, CFA

Toby Nangle

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Funds' investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Foreign investments subject the Funds to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subjects the Funds to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Asset allocation does not assure a profit or protect against loss. See the Funds' prospectus for more information on these and other risks.

Annual Report 2015

Columbia Capital Allocation Portfolios

Manager Discussion of Fund Performance (continued)

Positioning and Underlying Fund Performance Generated Mixed Results

Overall, asset allocation decisions detracted from relative performance across all five Funds during the annual period. Areas meant to enhance diversification and strategies meant to help protect the Funds from unforeseen risks, including interest rate risk and other systematic shocks to market, detracted most. For example, the duration of each Fund was shorter than that of its respective Blended Index, which hurt relative results as U.S. Treasury yields declined. Also, allocations to U.S. inflation-protected securities, absolute return strategies and mortgage-backed securities detracted. Tail-risk hedging activities, which are steps taken in an effort to protect the Funds in the event of an exogenous shock to capital markets, also detracted. Such detractors were partially offset by the positive contributions made by overweight allocations to equities in general and to the strongly performing U.S. large-cap equities market in particular. Being underweight in core fixed-income broadly also supported results, as did being overweight in investment-grade corporate bonds within the Funds' fixed-income allocations.

Underlying fund performance overall was a more modest detractor from the Funds' relative results during the annual period. Strategies focused on international equity markets, U.S. small-cap equities and broadly across different sectors of the fixed-income markets dampened results, most particularly emerging market bonds and short duration corporate bonds. Conversely, performance of those underlying funds focused on U.S. large-cap equities proved especially beneficial to relative returns. To a more modest degree, the performance of underlying funds focused on high-yield corporate bonds, convertible securities, real estate securities and Pacific-Asia-based equities added value as well.

Portfolio Changes

Asset class changes within the portfolios can be driven by active trading, by directing allocations to select asset classes or by market appreciation or depreciation within a given asset class. During the annual period, we eliminated any direct exposure to convertible/hybrid securities following strong performance by this sector over the past few years. We added exposure to cash and equivalents in the more conservative of the Funds. We slightly reduced the Funds' exposure to foreign developed market equities, most notably in the more aggressive of the Funds, in favor of U.S. equities. Within U.S. equity exposure, we reduced exposure to U.S. mid-cap equities in most of the Funds in favor of U.S. large-cap equities. Also, within U.S. large-cap equity exposure, we shifted from a style tilt to a more core-based approach. This adjustment reflects solid strategies available within the core investing approach, acknowledges that valuations in many defensive areas may have gotten too high over the past year or so while cyclical areas — especially energy — have been challenged. This allows for participation in areas hard hit by performance challenges as well as in those anticipated to continue performing well.

We added modestly to the Funds' high-yield corporate bond exposure, as risk premiums widened but the consensus outlook for defaults remained mostly constructive. We reduced exposure to emerging market bonds, as a slowdown in global economic growth, a significant pullback in commodity prices and the

Annual Report 2015

Columbia Capital Allocation Portfolios

Manager Discussion of Fund Performance (continued)

potential for a more formalized tightening of monetary policy by the U.S. Federal Reserve weighed on capital flows to many emerging markets.

Looking Ahead

In our view, the U.S. economy currently remains the most vibrant, diverse and stable of the major developed markets and carries lower sensitivity to currency fluctuations than other worldwide markets. Broad emerging market performance continues, we believe, to be driven by the strength of the global economy and thus careful differentiation in emerging market investing is most prudent. While we believe global economic growth trends should modestly improve as 2015 progresses, we also believe there may be developing risks to this outlook. First, foreign woes have become more problematic, with deflation risks in the eurozone, recession in Japan and a slowdown in China denting growth via the trade channel. Slumping commodity and energy prices are also threatening to up-end the economies of emerging market oil exporters, such as Russia and Brazil. Finally, the implementation, speed and efficacy of expected monetary policy adjustments in the U.S. and abroad remain risks for demand and for market expectations.

In turn, at the end of the annual period, we were not surprised to see that many of our overall equity market indicators had softened a bit. We continue to believe that equities offer superior risk-adjusted returns compared with bonds from a valuation perspective. We begin the new fiscal year with a more neutral view on the asset class, however, as we are reluctant to express a tactical increase in risk profile while the dynamic of crashing oil prices is ongoing and euro-area stability has come into question. Meanwhile, bond yields have relentlessly moved lower around the world, defying the expectations of many strategists. With the inflation landscape changing dramatically on the back of falling oil prices, we see the scope for modest further declines in yields. We therefore consider bonds in general, and duration risk in particular, to be a relevant diversification choice over the near term.

Annual Report 2015

Columbia Capital Allocation Portfolios

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

Columbia Capital Allocation Conservative Portfolio

August 1, 2014 – January 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,017.30	1,022.26	2.83	2.84	0.56	5.36	5.37	1.06
Class B	1,000.00	1,000.00	1,013.50	1,018.50	6.61	6.63	1.31	9.14	9.16	1.81
Class C	1,000.00	1,000.00	1,013.40	1,018.50	6.61	6.63	1.31	9.14	9.16	1.81
Class K	1,000.00	1,000.00	1,017.90	1,022.71	2.38	2.38	0.47	4.91	4.92	0.97
Class R	1,000.00	1,000.00	1,016.00	1,021.01	4.09	4.10	0.81	6.62	6.64	1.31
Class R4	1,000.00	1,000.00	1,018.60	1,023.51	1.57	1.57	0.31	4.10	4.11	0.81
Class R5	1,000.00	1,000.00	1,019.70	1,023.87	1.22	1.22	0.24	3.75	3.75	0.74
Class Y	1,000.00	1,000.00	1,018.90	1,024.22	0.86	0.86	0.17	3.39	3.40	0.67
Class Z	1,000.00	1,000.00	1,018.50	1,023.51	1.57	1.57	0.31	4.10	4.11	0.81

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Annual Report 2015

Columbia Capital Allocation Portfolios

Understanding Your Fund's Expenses (continued)

(Unaudited)

Columbia Capital Allocation Moderate Conservative Portfolio

August 1, 2014 – January 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,019.10	1,022.46	2.63	2.64	0.52	5.52	5.53	1.09
Class B	1,000.00	1,000.00	1,015.40	1,018.70	6.42	6.43	1.27	9.30	9.31	1.84
Class C	1,000.00	1,000.00	1,015.50	1,018.70	6.42	6.43	1.27	9.30	9.31	1.84
Class K	1,000.00	1,000.00	1,019.00	1,022.66	2.43	2.43	0.48	5.31	5.32	1.05
Class R	1,000.00	1,000.00	1,017.80	1,021.21	3.89	3.90	0.77	6.78	6.79	1.34
Class R4	1,000.00	1,000.00	1,019.60	1,023.71	1.37	1.37	0.27	4.25	4.26	0.84
Class R5	1,000.00	1,000.00	1,021.00	1,024.12	0.96	0.96	0.19	3.85	3.86	0.76
Class Y	1,000.00	1,000.00	1,021.00	1,024.32	0.76	0.76	0.15	3.65	3.65	0.72
Class Z	1,000.00	1,000.00	1,020.70	1,023.71	1.37	1.37	0.27	4.26	4.26	0.84

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Columbia Capital Allocation Moderate Portfolio

August 1, 2014 – January 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,021.30	1,022.61	2.48	2.48	0.49	5.68	5.68	1.12
Class B	1,000.00	1,000.00	1,017.60	1,018.85	6.27	6.28	1.24	9.46	9.46	1.87
Class C	1,000.00	1,000.00	1,016.70	1,018.85	6.27	6.28	1.24	9.45	9.46	1.87
Class K	1,000.00	1,000.00	1,021.80	1,023.01	2.08	2.08	0.41	5.27	5.27	1.04
Class R	1,000.00	1,000.00	1,020.10	1,021.41	3.70	3.70	0.73	6.89	6.89	1.36
Class R4	1,000.00	1,000.00	1,022.90	1,023.92	1.17	1.17	0.23	4.36	4.36	0.86
Class R5	1,000.00	1,000.00	1,023.60	1,024.27	0.81	0.81	0.16	4.01	4.01	0.79
Class Y	1,000.00	1,000.00	1,023.10	1,024.52	0.56	0.56	0.11	3.75	3.76	0.74
Class Z	1,000.00	1,000.00	1,022.70	1,023.87	1.22	1.22	0.24	4.41	4.41	0.87

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Annual Report 2015

Columbia Capital Allocation Portfolios

Understanding Your Fund's Expenses (continued)

(Unaudited)

Columbia Capital Allocation Moderate Aggressive Portfolio

August 1, 2014 – January 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,021.60	1,022.41	2.69	2.69	0.53	5.93	5.93	1.17
Class B	1,000.00	1,000.00	1,018.20	1,018.65	6.48	6.48	1.28	9.71	9.72	1.92
Class C	1,000.00	1,000.00	1,017.90	1,018.65	6.47	6.48	1.28	9.71	9.72	1.92
Class K	1,000.00	1,000.00	1,022.30	1,022.91	2.18	2.18	0.43	5.42	5.43	1.07
Class R	1,000.00	1,000.00	1,020.40	1,021.16	3.95	3.95	0.78	7.19	7.19	1.42
Class R4	1,000.00	1,000.00	1,022.70	1,023.61	1.47	1.47	0.29	4.72	4.72	0.93
Class R5	1,000.00	1,000.00	1,023.40	1,024.17	0.91	0.91	0.18	4.16	4.16	0.82
Class T	1,000.00	1,000.00	1,021.50	1,022.41	2.69	2.69	0.53	5.93	5.93	1.17
Class Y	1,000.00	1,000.00	1,023.50	1,024.42	0.66	0.66	0.13	3.91	3.91	0.77
Class Z	1,000.00	1,000.00	1,023.00	1,023.66	1.42	1.42	0.28	4.67	4.67	0.92

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Capital Allocation Aggressive Portfolio

August 1, 2014 – January 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,018.40	1,022.36	2.73	2.74	0.54	6.17	6.19	1.22
Class B	1,000.00	1,000.00	1,014.60	1,018.60	6.51	6.53	1.29	9.95	9.97	1.97
Class C	1,000.00	1,000.00	1,014.10	1,018.60	6.51	6.53	1.29	9.95	9.97	1.97
Class K	1,000.00	1,000.00	1,018.60	1,022.86	2.23	2.23	0.44	5.67	5.68	1.12
Class R	1,000.00	1,000.00	1,016.20	1,021.11	3.99	4.00	0.79	7.43	7.45	1.47
Class R4	1,000.00	1,000.00	1,020.10	1,023.66	1.42	1.42	0.28	4.86	4.87	0.96
Class R5	1,000.00	1,000.00	1,019.60	1,024.12	0.96	0.96	0.19	4.40	4.41	0.87
Class Y	1,000.00	1,000.00	1,020.00	1,024.37	0.71	0.71	0.14	4.15	4.16	0.82
Class Z	1,000.00	1,000.00	1,019.20	1,023.61	1.47	1.47	0.29	4.91	4.92	0.97

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments

Columbia Capital Allocation Conservative Portfolio

January 31, 2015

(Percentages represent value of investments compared to net assets)

Equity Funds 16.7%

	Shares	Value ($)
International 4.8%
Columbia European Equity Fund, Class I Shares(a)	656,599	4,438,608
Columbia Overseas Value Fund, Class I Shares(a)	1,040,439	8,510,792
Columbia Pacific/Asia Fund, Class I Shares(a)	159,400	1,501,552
Total		14,450,952
U.S. Large Cap 11.3%
Columbia Contrarian Core Fund, Class I Shares(a)	317,244	6,611,353
Columbia Large Core Quantitative Fund, Class I Shares(a)	921,298	8,687,840
Columbia Large Growth Quantitative Fund, Class I Shares(a)	1,086,819	9,596,609
Columbia Large Value Quantitative Fund, Class I Shares(a)	1,019,254	9,519,835
Total		34,415,637
U.S. Small Cap 0.6%
Columbia Small Cap Core Fund, Class I Shares(a)	104,649	1,851,246
Total Equity Funds (Cost: $46,332,792)		50,717,835

Fixed-Income Funds 66.9%

Emerging Markets 1.5%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	417,015	4,449,555
High Yield 3.2%
Columbia Income Opportunities Fund, Class I Shares(a)	976,837	9,778,138
Inflation Protected Securities 4.6%
Columbia Global Inflation-Linked Bond Plus Fund, Class I Shares(a)	127,366	1,306,776
Columbia Inflation Protected Securities Fund, Class I Shares(a)	1,358,170	12,590,233
Total		13,897,009

Fixed-Income Funds (continued)

	Shares	Value ($)
International 0.2%
Columbia International Bond Fund, Class I Shares(a)	71,859	766,016
Investment Grade 57.4%
Columbia Corporate Income Fund, Class I Shares(a)	6,931,641	71,326,591
Columbia Limited Duration Credit Fund, Class I Shares(a)	2,948,890	28,869,631
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	9,622,847	53,310,570
Columbia U.S. Treasury Index Fund, Class I Shares(a)	1,864,526	21,423,400
Total		174,930,192
Total Fixed-Income Funds (Cost: $205,285,548)		203,820,910

Alternative Investment Funds 3.9%

Columbia Absolute Return Currency and Income Fund, Class I Shares(a)(b)	53,104	609,628
Columbia Absolute Return Emerging Markets Macro Fund, Class I Shares(a)	471,939	4,507,018
Columbia Absolute Return Enhanced Multi-Strategy Fund, Class I Shares(a)	660,883	6,853,360
Total Alternative Investment Funds (Cost: $11,915,734)		11,970,006

Money Market Funds 12.4%

Columbia Short-Term Cash Fund, 0.118%(a)(c)	37,727,043	37,727,043
Total Money Market Funds (Cost: $37,727,043)		37,727,043
Total Investments (Cost: $301,261,117)		304,235,794
Other Assets & Liabilities, Net		222,443
Net Assets		304,458,237

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Conservative Portfolio

January 31, 2015

Investments in Derivatives

Futures Contracts Outstanding at January 31, 2015

At January 31, 2015, cash totaling $543,134 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
RUSSELL 2000 EMINI ICE	21	USD	2,438,520	03/2015	39,849	—
S&P500 EMINI	77	USD	7,655,340	03/2015	—	(7,504)
TOPIX INDEX	16	JPY	1,927,276	03/2015	—	(34,200)
Total			12,021,136		39,849	(41,704)

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares	688,545	86,623	(240,207)	246	535,207	—	—	609,628
Columbia Absolute Return Emerging Markets Macro Fund, Class I Shares	5,052,289	186,037	(473,126)	(4,552)	4,760,648	—	89,532	4,507,018
Columbia Absolute Return Enhanced Multi-Strategy Fund, Class I Shares	7,404,111	72,083	(843,491)	(12,824)	6,619,879	—	4,676	6,853,360
Columbia Contrarian Core Fund, Class I Shares	5,736,172	657,733	(1,818,743)	674,730	5,249,892	424,944	59,506	6,611,353
Columbia Convertible Securities Fund, Class I Shares	2,441,860	105,957	(3,438,502)	890,685	—	25,735	60,052	—
Columbia Corporate Income Fund, Class I Shares	67,351,052	11,179,736	(8,729,323)	286,955	70,088,420	—	2,210,141	71,326,591
Columbia Emerging Markets Bond Fund, Class I Shares	14,367,796	521,447	(10,578,874)	528,066	4,838,435	3,861	408,579	4,449,555
Columbia European Equity Fund, Class I Shares	4,371,690	681,275	(1,516,638)	452,773	3,989,100	131,898	96,578	4,438,608
Columbia Flexible Capital Income Fund, Class I Shares	5,448,082	184,429	(6,744,640)	1,112,129	—	—	160,665	—
Columbia Global Inflation-Linked Bond Plus Fund, Class I Shares	—	1,638,373	(362,055)	2,610	1,278,928	12,425	69,899	1,306,776
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Conservative Portfolio

January 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Income Opportunities Fund, Class I Shares	7,201,498	3,492,214	(925,434)	(7,202)	9,761,076	20,982	343,686	9,778,138
Columbia Inflation Protected Securities Fund, Class I Shares	16,660,871	495,258	(3,009,583)	(125,041)	14,021,505	—	239,039	12,590,233
Columbia International Bond Fund, Class I Shares	936,007	118,085	(257,534)	257	796,815	10,209	28,880	766,016
Columbia Large Cap Growth Fund, Class I Shares	2,870,230	3,551	(4,100,603)	1,226,822	—	—	—	—
Columbia Large Core Quantitative Fund, Class I Shares	6,124,223	1,876,221	(2,362,643)	819,771	6,457,572	—	130,021	8,687,840
Columbia Large Growth Quantitative Fund, Class I Shares	7,149,981	4,616,406	(2,807,262)	363,343	9,322,468	1,021,689	75,730	9,596,609
Columbia Large Value Quantitative Fund, Class I Shares	10,322,862	1,553,482	(2,823,371)	82,264	9,135,237	456,296	142,207	9,519,835
Columbia Limited Duration Credit Fund, Class I Shares	30,925,645	921,686	(2,661,203)	193,711	29,379,839	27,898	603,616	28,869,631
Columbia Overseas Value Fund, Class I Shares	9,157,634	1,616,615	(1,754,859)	65,749	9,085,139	—	304,934	8,510,792
Columbia Pacific/Asia Fund, Class I Shares	1,910,428	141,368	(831,757)	85,091	1,305,130	—	20,085	1,501,552
Columbia Select Large Cap Equity Fund, Class I Shares	1,702,048	134,913	(1,751,328)	(85,633)	—	91,830	1,943	—
Columbia Short-Term Cash Fund	31,246,540	19,735,330	(13,254,827)	—	37,727,043	—	34,395	37,727,043
Columbia Small Cap Core Fund, Class I Shares	1,755,995	257,054	(280,455)	55,660	1,788,254	151,026	4,502	1,851,246
Columbia U.S. Government Mortgage Fund, Class I Shares	58,827,651	1,911,830	(7,305,348)	(122,332)	53,311,801	—	1,620,635	53,310,570
Columbia U.S. Treasury Index Fund, Class I Shares	24,429,371	523,622	(2,947,157)	(197,107)	21,808,729	16,665	331,974	21,423,400
Total	324,082,581	52,711,328	(81,818,963)	6,286,171	301,261,117	2,395,458	7,041,275	304,235,794

(b)  Non-income producing.

(c)  The rate shown is the seven-day current annualized yield at January 31, 2015.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Conservative Portfolio

January 31, 2015

Currency Legend

JPY  Japanese Yen

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Conservative Portfolio

January 31, 2015

Fair Value Measurements (continued)

to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at January 31, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	50,717,835	—	—	50,717,835
Fixed-Income Funds	203,820,910	—	—	203,820,910
Alternative Investment Funds	11,970,006	—	—	11,970,006
Money Market Funds	37,727,043	—	—	37,727,043
Total Mutual Funds	304,235,794	—	—	304,235,794
Investments in Securities	304,235,794	—	—	304,235,794
Derivatives
Assets
Futures Contracts	39,849	—	—	39,849
Liabilities
Futures Contracts	(41,704)	—	—	(41,704)
Total	304,233,939	—	—	304,233,939

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments

Columbia Capital Allocation Moderate Conservative Portfolio

January 31, 2015

(Percentages represent value of investments compared to net assets)

Equity Funds 29.8%

	Shares	Value ($)
International 8.0%
Columbia European Equity Fund, Class I Shares(a)	3,247,668	21,954,236
Columbia Overseas Value Fund, Class I Shares(a)	3,512,286	28,730,501
Columbia Pacific/Asia Fund, Class I Shares(a)	429,567	4,046,515
Total		54,731,252
U.S. Large Cap 20.2%
Columbia Contrarian Core Fund, Class I Shares(a)	1,483,039	30,906,543
Columbia Large Cap Growth Fund, Class I Shares(a)	487,994	16,860,207
Columbia Large Core Quantitative Fund, Class I Shares(a)	2,904,067	27,385,352
Columbia Large Growth Quantitative Fund, Class I Shares(a)	2,646,281	23,366,661
Columbia Large Value Quantitative Fund, Class I Shares(a)	4,214,360	39,362,119
Total		137,880,882
U.S. Small Cap 1.6%
Columbia Small Cap Core Fund, Class I Shares(a)	621,147	10,988,091
Total Equity Funds (Cost: $183,578,149)		203,600,225

Fixed-Income Funds 53.9%

Emerging Markets 2.6%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	1,674,330	17,865,104
High Yield 4.3%
Columbia Income Opportunities Fund, Class I Shares(a)	2,926,119	29,290,453
Inflation Protected Securities 2.4%
Columbia Global Inflation-Linked Bond Plus Fund, Class I Shares(a)	152,496	1,564,602
Columbia Inflation Protected Securities Fund, Class I Shares(a)	1,546,379	14,334,936
Total		15,899,538

Fixed-Income Funds (continued)

	Shares	Value ($)
International 0.5%
Columbia International Bond Fund, Class I Shares(a)	329,550	3,513,004
Investment Grade 44.1%
Columbia Corporate Income Fund, Class I Shares(a)	13,671,423	140,678,941
Columbia Limited Duration Credit Fund, Class I Shares(a)	4,767,945	46,678,183
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	18,505,666	102,521,390
Columbia U.S. Treasury Index Fund, Class I Shares(a)	959,278	11,022,096
Total		300,900,610
Total Fixed-Income Funds (Cost: $366,001,449)		367,468,709

Alternative Investment Funds 4.2%

Columbia Absolute Return Currency and Income Fund, Class I Shares(a)(b)	238,451	2,737,423
Columbia Absolute Return Emerging Markets Macro Fund, Class I Shares(a)	1,097,365	10,479,840
Columbia Absolute Return Enhanced Multi-Strategy Fund, Class I Shares(a)	1,517,151	15,732,851
Total Alternative Investment Funds (Cost: $28,831,440)		28,950,114

Money Market Funds 11.9%

Columbia Short-Term Cash Fund, 0.118%(a)(c)	81,183,164	81,183,164
Total Money Market Funds (Cost: $81,183,164)		81,183,164
Total Investments (Cost: $659,594,202)		681,202,212
Other Assets & Liabilities, Net		1,276,607
Net Assets		682,478,819

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

January 31, 2015

Investments in Derivatives

Futures Contracts Outstanding at January 31, 2015

At January 31, 2015, cash totaling $1,782,097 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
RUSSELL 2000 EMINI ICE	30	USD	3,483,600	03/2015	56,926	—
S&P MID 400 EMINI	43	USD	6,155,020	03/2015	161,790	—
S&P500 EMINI	181	USD	17,995,020	03/2015	—	(17,639)
SPI 200	28	AUD	3,020,112	03/2015	216,388	—
TOPIX INDEX	60	JPY	7,227,284	03/2015	—	(128,251)
US 10YR NOTE	30	USD	3,926,250	03/2015	140,559	—
US 5YR NOTE	16	USD	1,941,500	03/2015	37,465	—
US LONG BOND	18	USD	2,723,063	03/2015	191,614	—
Total			46,471,849		804,742	(145,890)

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares	2,913,311	132,604	(671,141)	31,150	2,405,924	—	—	2,737,423
Columbia Absolute Return Emerging Markets Macro Fund, Class I Shares	11,104,838	411,623	(467,214)	(1,929)	11,047,318	—	208,122	10,479,840
Columbia Absolute Return Enhanced Multi-Strategy Fund, Class I Shares	16,393,645	670,827	(1,676,953)	(9,322)	15,378,197	—	10,956	15,732,851
Columbia Contrarian Core Fund, Class I Shares	20,710,096	4,708,493	(4,179,390)	1,907,064	23,146,263	1,967,714	275,544	30,906,543
Columbia Convertible Securities Fund, Class I Shares	5,675,362	241,399	(7,454,607)	1,537,846	—	58,811	135,416	—
Columbia Corporate Income Fund, Class I Shares	130,923,966	18,850,709	(12,362,833)	256,875	137,668,717	—	4,386,767	140,678,941
Columbia Emerging Markets Bond Fund, Class I Shares	31,958,177	1,916,709	(15,603,950)	734,287	19,005,223	15,419	1,097,234	17,865,104

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

January 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Emerging Markets Fund, Class I Shares	2,528,707	1,011	(2,686,211)	156,493	—	—	—	—
Columbia European Equity Fund, Class I Shares	19,671,548	5,902,712	(6,055,232)	1,787,586	21,306,614	657,505	481,437	21,954,236
Columbia Flexible Capital Income Fund, Class I Shares	10,341,532	305,919	(12,990,493)	2,343,042	—	—	284,588	—
Columbia Global Inflation-Linked Bond Plus Fund, Class I Shares	—	1,712,862	(192,485)	5,176	1,525,553	15,096	85,801	1,564,602
Columbia Income Opportunities Fund, Class I Shares	31,839,381	8,300,070	(12,503,771)	802,880	28,438,560	69,935	1,297,701	29,290,453
Columbia Inflation Protected Securities Fund, Class I Shares	17,783,274	575,379	(2,715,830)	(191,126)	15,451,697	—	212,504	14,334,936
Columbia International Bond Fund, Class I Shares	3,687,636	218,756	(230,690)	641	3,676,343	47,483	127,449	3,513,004
Columbia Large Cap Growth Fund, Class I Shares	12,521,663	2,261,425	(4,752,821)	2,661,875	12,692,142	1,791,445	109,179	16,860,207
Columbia Large Core Quantitative Fund, Class I Shares	14,948,204	8,474,583	(5,014,635)	2,150,350	20,558,502	—	393,411	27,385,352
Columbia Large Growth Quantitative Fund, Class I Shares	24,095,247	5,325,150	(7,475,463)	300,882	22,245,816	2,469,298	183,030	23,366,661
Columbia Large Value Quantitative Fund, Class I Shares	34,470,275	12,162,249	(8,387,267)	368,331	38,613,588	1,894,014	590,281	39,362,119
Columbia Limited Duration Credit Fund, Class I Shares	46,692,362	1,844,281	(2,188,975)	91,022	46,438,690	45,015	967,375	46,678,183
Columbia Mid Cap Growth Fund, Class I Shares	6,119,638	409,603	(7,848,005)	1,318,764	—	—	—	—
Columbia Mid Cap Value Fund, Class I Shares	5,732,569	601,833	(7,810,167)	1,475,765	—	545,517	31,355	—
Columbia Overseas Value Fund, Class I Shares	35,649,591	3,662,766	(8,984,586)	238,639	30,566,410	—	1,033,715	28,730,501
Columbia Pacific/Asia Fund, Class I Shares	4,129,886	1,219,231	(1,827,225)	270,096	3,791,988	—	68,457	4,046,515
Columbia Select Large Cap Equity Fund, Class I Shares	7,215,692	446,964	(7,437,795)	(224,861)	—	416,454	8,811	—
Columbia Short-Term Cash Fund	42,835,142	67,919,582	(29,571,560)	—	81,183,164	—	64,166	81,183,164

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

January 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Small Cap Core Fund, Class I Shares	9,986,930	1,551,686	(1,077,166)	195,377	10,656,827	910,727	27,151	10,988,091
Columbia U.S. Government Mortgage Fund, Class I Shares	107,287,939	4,724,542	(9,276,952)	(133,000)	102,602,529	—	3,079,277	102,521,390
Columbia U.S. Treasury Index Fund, Class I Shares	11,897,714	400,730	(1,047,278)	(57,029)	11,194,137	8,597	169,231	11,022,096
Total	669,114,325	154,953,698	(182,490,695)	18,016,874	659,594,202	10,913,030	15,328,958	681,202,212

(b)  Non-income producing.

(c)  The rate shown is the seven-day current annualized yield at January 31, 2015.

Currency Legend

AUD  Australian Dollar

JPY  Japanese Yen

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

January 31, 2015

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at January 31, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	203,600,225	—	—	203,600,225
Fixed-Income Funds	367,468,709	—	—	367,468,709
Alternative Investment Funds	28,950,114	—	—	28,950,114
Money Market Funds	81,183,164	—	—	81,183,164
Total Mutual Funds	681,202,212	—	—	681,202,212
Investments in Securities	681,202,212	—	—	681,202,212
Derivatives
Assets
Futures Contracts	804,742	—	—	804,742
Liabilities
Futures Contracts	(145,890)	—	—	(145,890)
Total	681,861,064	—	—	681,861,064

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments

Columbia Capital Allocation Moderate Portfolio

January 31, 2015

(Percentages represent value of investments compared to net assets)

Equity Funds 44.8%

	Shares	Value ($)
International 12.7%
Columbia Emerging Markets Fund, Class I Shares(a)	1,612,796	16,321,501
Columbia European Equity Fund, Class I Shares(a)	11,043,734	74,655,640
Columbia Overseas Value Fund, Class I Shares(a)	9,105,602	74,483,822
Columbia Pacific/Asia Fund, Class I Shares(a)	4,834,455	45,540,569
Total		211,001,532
U.S. Large Cap 30.2%
Columbia Contrarian Core Fund, Class I Shares(a)	6,070,472	126,508,635
Columbia Large Cap Growth Fund, Class I Shares(a)	725,283	25,058,513
Columbia Large Core Quantitative Fund, Class I Shares(a)	7,334,482	69,164,163
Columbia Large Growth Quantitative Fund, Class I Shares(a)	8,193,061	72,344,732
Columbia Large Value Quantitative Fund, Class I Shares(a)	11,144,953	104,093,861
Columbia Select Large Cap Equity Fund, Class I Shares(a)	2,215,093	26,603,270
Columbia Select Large Cap Growth Fund, Class I Shares(a)(b)	2,544,578	45,293,497
Columbia Select Large-Cap Value Fund, Class I Shares(a)	1,595,944	35,749,138
Total		504,815,809
U.S. Small Cap 1.9%
Columbia Select Smaller-Cap Value Fund, Class I Shares(a)(b)	380,040	8,117,661
Columbia Small Cap Core Fund, Class I Shares(a)	1,346,009	23,810,888
Total		31,928,549
Total Equity Funds (Cost: $645,524,481)		747,745,890

Fixed-Income Funds 40.0%

Emerging Markets 1.7%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	2,711,566	28,932,409

Fixed-Income Funds (continued)

	Shares	Value ($)
High Yield 7.5%
Columbia Income Opportunities Fund, Class I Shares(a)	12,580,978	125,935,592
Inflation Protected Securities 0.9%
Columbia Inflation Protected Securities Fund, Class I Shares(a)	1,598,048	14,813,906
Investment Grade 29.9%
Columbia Corporate Income Fund, Class I Shares(a)	13,466,962	138,575,044
Columbia Intermediate Bond Fund, Class I Shares(a)	22,805,744	214,145,938
Columbia Limited Duration Credit Fund, Class I Shares(a)	3,828,625	37,482,238
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	19,641,043	108,811,376
Total		499,014,596
Total Fixed-Income Funds (Cost: $661,650,931)		668,696,503

Alternative Investment Funds 4.4%

Columbia Absolute Return Currency and Income Fund, Class I Shares(a)(b)	875,907	10,055,411
Columbia Absolute Return Emerging Markets Macro Fund, Class I Shares(a)	2,911,080	27,800,810
Columbia Absolute Return Enhanced Multi-Strategy Fund, Class I Shares(a)	3,457,602	35,855,338
Total Alternative Investment Funds (Cost: $73,061,679)		73,711,559

Money Market Funds 10.6%

Columbia Short-Term Cash Fund, 0.118%(a)(c)	177,683,380	177,683,380
Total Money Market Funds (Cost: $177,683,380)		177,683,380
Total Investments (Cost: $1,557,920,471)		1,667,837,332
Other Assets & Liabilities, Net		3,106,259
Net Assets		1,670,943,591

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Moderate Portfolio

January 31, 2015

Investments in Derivatives

Futures Contracts Outstanding at January 31, 2015

At January 31, 2015, cash totaling $4,577,111 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
RUSSELL 2000 EMINI ICE	172	USD	19,972,640	03/2015	326,379	—
S&P MID 400 EMINI	91	USD	13,025,740	03/2015	342,392	—
S&P500 EMINI	500	USD	49,710,000	03/2015	—	(48,725)
SPI 200	28	AUD	3,020,112	03/2015	216,388	—
TOPIX INDEX	82	JPY	9,877,288	03/2015	—	(175,277)
US 10YR NOTE	103	USD	13,480,125	03/2015	482,586	—
US LONG BOND	39	USD	5,899,969	03/2015	415,163	—
Total			114,985,874		1,782,908	(224,002)

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares	10,128,971	217,250	(1,724,233)	156,853	8,778,841	—	—	10,055,411
Columbia Absolute Return Emerging Markets Macro Fund, Class I Shares	28,887,392	689,297	(232,514)	(1,373)	29,342,802	—	553,187	27,800,810
Columbia Absolute Return Enhanced Multi-Strategy Fund, Class I Shares	35,862,323	749,484	(1,671,489)	(282)	34,940,036	—	24,467	35,855,338
Columbia Contrarian Core Fund, Class I Shares	78,873,700	31,573,629	(18,863,469)	9,471,777	101,055,637	8,102,093	1,134,552	126,508,635
Columbia Convertible Securities Fund, Class I Shares	12,734,057	479,010	(18,087,754)	4,874,687	—	143,670	333,178	—
Columbia Corporate Income Fund, Class I Shares	156,553,769	4,853,996	(26,348,172)	709,869	135,769,462	—	4,781,405	138,575,044
Columbia Emerging Markets Bond Fund, Class I Shares	30,330,593	1,594,958	(1,635,230)	34,733	30,325,054	25,169	1,327,361	28,932,409
Columbia Emerging Markets Fund, Class I Shares	29,810,957	905,029	(15,180,365)	209,758	15,745,379	—	82,962	16,321,501

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Moderate Portfolio

January 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia European Equity Fund, Class I Shares	59,739,469	10,471,047	(8,846,377)	2,591,189	63,955,328	2,247,314	1,645,525	74,655,640
Columbia Flexible Capital Income Fund, Class I Shares	7,267,193	230,713	(9,114,966)	1,617,060	—	—	227,586	—
Columbia Income Opportunities Fund, Class I Shares	102,704,665	22,541,377	(5,496,066)	1,406,508	121,156,484	340,697	5,454,405	125,935,592
Columbia Inflation Protected Securities Fund, Class I Shares	16,737,850	407,825	(674,164)	(35,570)	16,435,941	—	218,703	14,813,906
Columbia Intermediate Bond Fund, Class I Shares	226,153,694	7,534,906	(24,398,841)	1,527,663	210,817,422	—	6,020,242	214,145,938
Columbia Large Cap Growth Fund, Class I Shares	17,125,890	2,919,487	(8,443,372)	4,976,358	16,578,363	2,679,810	163,321	25,058,513
Columbia Large Core Quantitative Fund, Class I Shares	47,184,072	1,072,166	(12,208,819)	7,076,335	43,123,754	—	1,031,836	69,164,163
Columbia Large Growth Quantitative Fund, Class I Shares	48,378,129	26,013,660	(8,706,478)	1,829,137	67,514,448	7,667,559	568,337	72,344,732
Columbia Large Value Quantitative Fund, Class I Shares	77,245,319	36,215,041	(11,695,221)	407,888	102,173,027	4,982,771	1,552,911	104,093,861
Columbia Limited Duration Credit Fund, Class I Shares	37,809,997	1,024,259	(648,503)	10,309	38,196,062	36,213	771,162	37,482,238
Columbia Mid Cap Growth Fund, Class I Shares	31,679,977	367,458	(39,884,482)	7,837,047	—	—	—	—
Columbia Mid Cap Value Fund, Class I Shares	14,787,668	1,542,524	(20,690,285)	4,360,093	—	1,456,974	84,414	—
Columbia Overseas Value Fund, Class I Shares	8,405,206	74,612,333	(2,219,511)	982	80,799,010	—	2,690,079	74,483,822
Columbia Pacific/Asia Fund, Class I Shares	51,901,324	1,720,318	(18,695,913)	3,177,980	38,103,709	—	618,266	45,540,569
Columbia Select Large Cap Equity Fund, Class I Shares	29,260,809	4,254,172	(3,702,886)	(179,216)	29,632,879	3,926,780	312,579	26,603,270
Columbia Select Large Cap Growth Fund, Class I Shares	30,450,822	7,454,263	(5,994,656)	1,988,309	33,898,738	6,950,965	—	45,293,497

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Moderate Portfolio

January 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Select Large-Cap Value Fund, Class I Shares	25,098,096	1,021,101	(4,853,378)	2,114,277	23,380,096	583,956	433,648	35,749,138
Columbia Select Smaller-Cap Value Fund, Class I Shares	12,644,045	830,279	(8,921,120)	2,247,448	6,800,652	811,057	—	8,117,661
Columbia Short-Term Cash Fund	139,047,874	152,686,433	(114,050,927)	—	177,683,380	—	146,222	177,683,380
Columbia Small Cap Core Fund, Class I Shares	21,136,088	2,126,463	(620,753)	121,663	22,763,461	1,943,138	57,929	23,810,888
Columbia Small Cap Growth Fund I, Class I Shares	8,004,302	199,894	(7,941,587)	(262,609)	—	—	—	—
Columbia Small/Mid Cap Value Fund, Class I Shares	12,502,028	23,784	(19,463,838)	6,938,026	—	—	—	—
Columbia U.S. Government Mortgage Fund, Class I Shares	111,206,159	3,592,870	(5,832,657)	(15,866)	108,950,506	—	3,237,404	108,811,376
Total	1,519,652,438	399,925,026	(426,848,026)	65,191,033	1,557,920,471	41,898,166	33,471,681	1,667,837,332

(b)  Non-income producing.

(c)  The rate shown is the seven-day current annualized yield at January 31, 2015.

Currency Legend

AUD  Australian Dollar

JPY  Japanese Yen

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Moderate Portfolio

January 31, 2015

Fair Value Measurements (continued)

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Moderate Portfolio

January 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at January 31, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	747,745,890	—	—	747,745,890
Fixed-Income Funds	668,696,503	—	—	668,696,503
Alternative Investment Funds	73,711,559	—	—	73,711,559
Money Market Funds	177,683,380	—	—	177,683,380
Total Mutual Funds	1,667,837,332	—	—	1,667,837,332
Investments in Securities	1,667,837,332	—	—	1,667,837,332
Derivatives
Assets
Futures Contracts	1,782,908	—	—	1,782,908
Liabilities
Futures Contracts	(224,002)	—	—	(224,002)
Total	1,669,396,238	—	—	1,669,396,238

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2015

(Percentages represent value of investments compared to net assets)

Equity Funds 56.4%

	Shares	Value ($)
International 16.1%
Columbia Emerging Markets Fund, Class I Shares(a)	6,029,130	61,014,791
Columbia European Equity Fund, Class I Shares(a)	16,319,754	110,321,540
Columbia Overseas Value Fund, Class I Shares(a)	14,805,816	121,111,574
Columbia Pacific/Asia Fund, Class I Shares(a)	8,651,762	81,499,603
Total		373,947,508
U.S. Large Cap 38.2%
Columbia Contrarian Core Fund, Class I Shares(a)	9,121,379	190,089,535
Columbia Large Cap Growth Fund, Class I Shares(a)	2,139,083	73,905,312
Columbia Large Core Quantitative Fund, Class I Shares(a)	14,535,434	137,069,141
Columbia Large Growth Quantitative Fund, Class I Shares(a)	11,096,269	97,980,058
Columbia Large Value Quantitative Fund, Class I Shares(a)	19,532,372	182,432,357
Columbia Select Large Cap Equity Fund, Class I Shares(a)	3,835,730	46,067,113
Columbia Select Large Cap Growth Fund, Class I Shares(a)(b)	4,949,045	88,093,008
Columbia Select Large-Cap Value Fund, Class I Shares(a)	3,179,947	71,230,802
Total		886,867,326
U.S. Small Cap 2.1%
Columbia Multi-Advisor Small Cap Value Fund, Class I Shares(a)	2,233,669	15,725,031
Columbia Select Smaller-Cap Value Fund, Class I Shares(a)(b)	415,180	8,868,252
Columbia Small Cap Core Fund, Class I Shares(a)	680,438	12,036,944
Columbia Small Cap Growth Fund I, Class I Shares(a)(b)	467,721	11,997,032
Total		48,627,259
Total Equity Funds (Cost: $1,151,098,866)		1,309,442,093

Fixed-Income Funds 26.3%

	Shares	Value ($)
Emerging Markets 1.2%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	2,704,788	28,860,090
High Yield 6.8%
Columbia High Yield Bond Fund, Class I Shares(a)	7,909,049	23,410,783
Columbia Income Opportunities Fund, Class I Shares(a)	13,475,637	134,891,127
Total		158,301,910
Inflation Protected Securities 0.4%
Columbia Inflation Protected Securities Fund, Class I Shares(a)	944,837	8,758,640
International 0.9%
Columbia International Bond Fund, Class I Shares(a)	1,919,385	20,460,648
Investment Grade 17.0%
Columbia Corporate Income Fund, Class I Shares(a)	18,139,071	186,651,035
Columbia Mortgage Opportunities Fund, Class I Shares(a)	2,098,107	20,876,167
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	30,256,878	167,623,101
Columbia U.S. Treasury Index Fund, Class I Shares(a)	1,763,081	20,257,806
Total		395,408,109
Total Fixed-Income Funds (Cost: $606,124,984)		611,789,397

Alternative Investment Funds 2.5%

Columbia Absolute Return Currency and Income Fund, Class I Shares(a)(b)	1,255,027	14,407,708
Columbia Absolute Return Emerging Markets Macro Fund, Class I Shares(a)	2,389,373	22,818,511
Columbia Absolute Return Enhanced Multi-Strategy Fund, Class I Shares(a)	1,917,559	19,885,091
Total Alternative Investment Funds (Cost: $56,139,125)		57,111,310

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2015

Common Stocks —%

Issuer	Shares	Value ($)
Consumer Staples —%
Food Products —%
China Milk Products Group Ltd.(b)(c)(d)(e)	322,000	—
Total Consumer Staples		—
Total Common Stocks (Cost: $172,880)		—

Money Market Funds 14.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.118%(a)(f)	338,213,798	338,213,798
Total Money Market Funds (Cost: $338,213,798)		338,213,798
Total Investments (Cost: $2,151,749,653)		2,316,556,598
Other Assets & Liabilities, Net		5,262,836
Net Assets		2,321,819,434

Investments in Derivatives

Futures Contracts Outstanding at January 31, 2015

At January 31, 2015, cash totaling $9,944,876 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
RUSSELL 2000 EMINI ICE	413	USD	47,957,560	03/2015	783,688	—
S&P MID 400 EMINI	333	USD	47,665,620	03/2015	1,252,929	—
S&P500 EMINI	1,158	USD	115,128,360	03/2015	—	(112,847)
TOPIX INDEX	49	JPY	5,902,282	03/2015	—	(104,738)
US 10YR NOTE	41	USD	5,365,875	03/2015	192,097	—
Total			222,019,697		2,228,714	(217,585)

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares	14,523,154	17,382	(2,036,722)	170,398	12,674,212	—	—	14,407,708
Columbia Absolute Return Emerging Markets Macro Fund, Class I Shares	23,830,605	468,107	(258,046)	(2,081)	24,038,585	—	454,090	22,818,511
Columbia Absolute Return Enhanced Multi-Strategy Fund, Class I Shares	43,786,885	107,845	(23,036,594)	(1,431,808)	19,426,328	—	13,801	19,885,091

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Commodity Strategy Fund, Class I Shares	17,681,220	9,088	(15,316,274)	(2,374,034)	—	—	—	—
Columbia Contrarian Core Fund, Class I Shares	115,542,514	53,306,705	(26,366,121)	14,473,918	156,957,016	12,245,468	1,714,756	190,089,535
Columbia Convertible Securities Fund, Class I Shares	19,563,488	489,548	(25,736,875)	5,683,839	—	203,056	286,493	—
Columbia Corporate Income Fund, Class I Shares	218,761,904	6,577,777	(45,184,143)	2,296,358	182,451,896	—	6,564,566	186,651,035
Columbia Emerging Markets Bond Fund, Class I Shares	30,951,803	1,375,377	(1,642,589)	24,355	30,708,946	25,108	1,333,086	28,860,090
Columbia Emerging Markets Fund, Class I Shares	88,129,644	8,577,686	(38,208,370)	1,177,335	59,676,295	—	288,895	61,014,791
Columbia European Equity Fund, Class I Shares	57,866,452	49,576,403	(4,446,229)	1,229,636	104,226,262	3,318,486	2,429,857	110,321,540
Columbia Flexible Capital Income Fund, Class I Shares	5,441,039	109,145	(7,004,694)	1,454,510	—	—	109,145	—
Columbia High Yield Bond Fund, Class I Shares	22,790,785	1,269,881	(1,313,867)	105,845	22,852,644	—	1,268,046	23,410,783
Columbia Income Opportunities Fund, Class I Shares	129,918,509	7,142,459	(7,088,592)	1,062,432	131,034,808	420,771	6,711,098	134,891,127
Columbia Inflation Protected Securities Fund, Class I Shares	—	8,948,041	(182,726)	701	8,766,016	—	114,397	8,758,640
Columbia International Bond Fund, Class I Shares	20,975,084	1,026,245	(595,156)	2,534	21,408,707	276,391	744,617	20,460,648
Columbia Large Cap Growth Fund, Class I Shares	48,703,459	8,410,184	(12,303,550)	5,580,663	50,390,756	7,923,884	482,921	73,905,312
Columbia Large Core Quantitative Fund, Class I Shares	102,635,678	2,056,409	(24,899,353)	11,211,519	91,004,253	—	2,050,986	137,069,141
Columbia Large Growth Quantitative Fund, Class I Shares	56,234,275	47,910,621	(10,007,585)	3,623,927	97,761,238	10,364,766	768,260	97,980,058
Columbia Large Value Quantitative Fund, Class I Shares	152,433,525	42,837,181	(20,234,970)	4,840,151	179,875,887	8,764,874	2,731,626	182,432,357
Columbia Mid Cap Growth Fund, Class I Shares	69,192,702	26,532	(88,080,174)	18,860,940	—	—	—	—
Columbia Mid Cap Value Fund, Class I Shares	33,961,450	3,495,472	(46,613,494)	9,156,572	—	3,321,517	173,907	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Mortgage Opportunities Fund, Class I Shares	—	22,255,763	(1,285,497)	10,020	20,980,286	207,305	546,427	20,876,167
Columbia Multi-Advisor Small Cap Value Fund, Class I Shares	8,848,601	1,871,278	(1,060,744)	654,225	10,313,360	1,829,033	39,154	15,725,031
Columbia Overseas Value Fund, Class I Shares	33,975,477	97,101,443	(3,283,670)	485,370	128,278,620	—	4,379,850	121,111,574
Columbia Pacific/Asia Fund, Class I Shares	70,719,613	6,065,991	(10,503,403)	1,993,478	68,275,679	—	1,099,340	81,499,603
Columbia Select Large Cap Equity Fund, Class I Shares	38,119,843	18,938,792	(6,415,427)	(342,840)	50,300,368	6,857,477	544,846	46,067,113
Columbia Select Large Cap Growth Fund, Class I Shares	62,490,230	13,517,599	(10,460,851)	3,207,931	68,754,909	13,459,115	—	88,093,008
Columbia Select Large-Cap Value Fund, Class I Shares	57,248,987	2,035,364	(11,552,994)	3,860,509	51,591,866	1,167,016	866,631	71,230,802
Columbia Select Smaller-Cap Value Fund, Class I Shares	2,522,489	6,420,452	(421,731)	86,685	8,607,895	887,215	—	8,868,252
Columbia Short-Term Cash Fund	269,023,971	314,432,433	(245,242,606)	—	338,213,798	—	255,506	338,213,798
Columbia Small Cap Core Fund, Class I Shares	10,858,282	1,029,470	(455,481)	76,037	11,508,308	993,438	29,616	12,036,944
Columbia Small Cap Growth Fund I, Class I Shares	43,447,145	2,235,042	(31,784,035)	(321,998)	13,576,154	2,098,705	—	11,997,032
Columbia Small Cap Value Fund II, Class I Shares	14,728,770	—	(17,200,048)	2,471,278	—	—	—	—
Columbia Small/Mid Cap Value Fund, Class I Shares	24,187,362	2,211	(43,893,377)	19,703,804	—	—	—	—
Columbia U.S. Government Mortgage Fund, Class I Shares	173,492,860	5,065,575	(10,772,442)	107,651	167,893,644	—	5,025,128	167,623,101
Columbia U.S. Treasury Index Fund, Class I Shares	12,224,017	9,052,612	(1,198,579)	(50,013)	20,028,037	15,798	280,025	20,257,806
Total	2,094,811,822	743,762,113	(796,087,009)	109,089,847	2,151,576,773	74,379,423	41,307,070	2,316,556,598

(b)  Non-income producing.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2015

Notes to Portfolio of Investments (continued)

(c)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at January 31, 2015 was $0, which represents less than 0.01% of net assets. Information concerning such security holdings at January 31, 2015 is as follows:

Security Description	Acquisition Date	Cost ($)
China Milk Products Group Ltd.	11/17/10	172,880

(d)  Negligible market value.

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At January 31, 2015, the value of these securities amounted to $0, which represents less than 0.01% of net assets.

(f)  The rate shown is the seven-day current annualized yield at January 31, 2015.

Currency Legend

JPY  Japanese Yen

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

January 31, 2015

Fair Value Measurements (continued)

valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at January 31, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Mutual Funds
Equity Funds	1,309,442,093	—	—		1,309,442,093
Fixed-Income Funds	611,789,397	—	—		611,789,397
Alternative Investment Funds	57,111,310	—	—		57,111,310
Money Market Funds	338,213,798	—	—		338,213,798
Total Mutual Funds	2,316,556,598	—	—		2,316,556,598
Equity Securities
Common Stocks
Consumer Staples	—	—	0	(a)	0	(a)
Total Equity Securities	—	—	0	(a)	0	(a)
Investments in Securities	2,316,556,598	—	—		2,316,556,598
Derivatives
Assets
Futures Contracts	2,228,714	—	—		2,228,714
Liabilities
Futures Contracts	(217,585)	—	—		(217,585)
Total	2,318,567,727	—	0	(a)	2,318,567,727

(a) Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments

Columbia Capital Allocation Aggressive Portfolio

January 31, 2015

(Percentages represent value of investments compared to net assets)

Equity Funds 72.1%

	Shares	Value ($)
International 20.6%
Columbia Emerging Markets Fund, Class I Shares(a)	2,952,919	29,883,542
Columbia European Equity Fund, Class I Shares(a)	5,458,633	36,900,363
Columbia Overseas Value Fund, Class I Shares(a)	5,057,421	41,369,703
Columbia Pacific/Asia Fund, Class I Shares(a)	3,088,762	29,096,134
Total		137,249,742
U.S. Large Cap 47.8%
Columbia Contrarian Core Fund, Class I Shares(a)	3,411,288	71,091,237
Columbia Large Cap Growth Fund, Class I Shares(a)	601,517	20,782,410
Columbia Large Core Quantitative Fund, Class I Shares(a)	4,209,956	39,699,891
Columbia Large Growth Quantitative Fund, Class I Shares(a)	4,487,735	39,626,702
Columbia Large Value Quantitative Fund, Class I Shares(a)	6,854,034	64,016,676
Columbia Select Large Cap Equity Fund, Class I Shares(a)	2,325,965	27,934,840
Columbia Select Large Cap Growth Fund, Class I Shares(a)(b)	1,743,338	31,031,416
Columbia Select Large-Cap Value Fund, Class I Shares(a)	1,082,379	24,245,291
Total		318,428,463
U.S. Small Cap 3.7%
Columbia Multi-Advisor Small Cap Value Fund, Class I Shares(a)	927,745	6,531,323
Columbia Select Smaller-Cap Value Fund, Class I Shares(a)(b)	229,408	4,900,141
Columbia Small Cap Core Fund, Class I Shares(a)	573,927	10,152,770
Columbia Small Cap Growth Fund I, Class I Shares(a)(b)	114,308	2,932,008
Total		24,516,242
Total Equity Funds (Cost: $418,769,798)		480,194,447

Fixed-Income Funds 12.4%

	Shares	Value ($)
Emerging Markets 0.5%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	303,195	3,235,087
High Yield 4.8%
Columbia High Yield Bond Fund, Class I Shares(a)	3,407,392	10,085,881
Columbia Income Opportunities Fund, Class I Shares(a)	2,181,738	21,839,200
Total		31,925,081
Investment Grade 7.1%
Columbia Corporate Income Fund, Class I Shares(a)	2,623,600	26,996,842
Columbia Mortgage Opportunities Fund, Class I Shares(a)	398,806	3,968,117
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	3,023,369	16,749,465
Total		47,714,424
Total Fixed-Income Funds (Cost: $81,733,888)		82,874,592

Alternative Investment Funds 1.6%

Columbia Absolute Return Currency and Income Fund, Class I Shares(a)(b)	192,658	2,211,715
Columbia Absolute Return Emerging Markets Macro Fund, Class I Shares(a)	685,691	6,548,348
Columbia Commodity Strategy Fund, Class I Shares(a)(b)	279,855	1,774,283
Total Alternative Investment Funds (Cost: $11,108,464)		10,534,346

Money Market Funds 13.6%

Columbia Short-Term Cash Fund, 0.118%(a)(c)	90,301,754	90,301,754
Total Money Market Funds (Cost: $90,301,754)		90,301,754
Total Investments (Cost: $601,913,904)		663,905,139
Other Assets & Liabilities, Net		1,788,146
Net Assets		665,693,285

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Aggressive Portfolio

January 31, 2015

Investments in Derivatives

Futures Contracts Outstanding at January 31, 2015

At January 31, 2015, cash totaling $2,689,279 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
RUSSELL 2000 EMINI ICE	85	USD	9,870,200	03/2015	161,292	—
S&P MID 400 EMINI	106	USD	15,172,840	03/2015	398,830	—
S&P500 EMINI	322	USD	32,013,240	03/2015	—	(31,379)
TOPIX INDEX	14	JPY	1,686,366	03/2015	—	(29,925)
Total			58,742,646		560,122	(61,304)

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares	1,743,937	264,923	(117,013)	10,741	1,902,588	—	—	2,211,715
Columbia Absolute Return Emerging Markets Macro Fund, Class I Shares	6,647,030	368,914	(77,902)	(781)	6,937,261	—	128,848	6,548,348
Columbia Absolute Return Enhanced Multi-Strategy Fund, Class I Shares	3,400,572	405,882	(3,617,489)	(188,965)	—	—	—	—
Columbia Commodity Strategy Fund, Class I Shares	5,310,892	703,628	(3,560,742)	(185,163)	2,268,615	—	—	1,774,283
Columbia Contrarian Core Fund, Class I Shares	35,757,701	24,244,425	(5,168,382)	1,178,992	56,012,736	4,546,484	636,653	71,091,237
Columbia Corporate Income Fund, Class I Shares	32,740,838	1,378,928	(7,863,714)	310,956	26,567,008	—	961,635	26,996,842
Columbia Emerging Markets Bond Fund, Class I Shares	3,288,572	249,564	(164,441)	4,996	3,378,691	2,773	145,557	3,235,087
Columbia Emerging Markets Fund, Class I Shares	33,545,358	4,317,652	(10,227,790)	1,418,749	29,053,969	—	139,673	29,883,542
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Aggressive Portfolio

January 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia European Equity Fund, Class I Shares	36,512,381	5,742,845	(14,413,514)	4,367,831	32,209,543	1,101,720	806,699	36,900,363
Columbia Flexible Capital Income Fund, Class I Shares	2,800,771	63,496	(3,598,455)	734,188	—	—	56,595	—
Columbia High Yield Bond Fund, Class I Shares	9,709,528	704,876	(231,258)	(152)	10,182,994	—	530,772	10,085,881
Columbia Income Opportunities Fund, Class I Shares	19,850,091	1,523,223	(531,946)	80,704	20,922,072	67,401	1,058,686	21,839,200
Columbia Large Cap Growth Fund, Class I Shares	10,831,118	2,449,382	(2,324,790)	1,082,632	12,038,342	2,195,097	133,780	20,782,410
Columbia Large Core Quantitative Fund, Class I Shares	20,290,134	5,970,378	(4,831,924)	2,214,966	23,643,554	—	589,233	39,699,891
Columbia Large Growth Quantitative Fund, Class I Shares	18,006,192	22,251,661	(2,036,922)	803,532	39,024,463	4,145,370	307,264	39,626,702
Columbia Large Value Quantitative Fund, Class I Shares	45,966,722	21,214,361	(3,836,414)	124,223	63,468,892	3,044,278	948,768	64,016,676
Columbia Mid Cap Growth Fund, Class I Shares	26,771,184	504,266	(35,002,725)	7,727,275	—	—	—	—
Columbia Mid Cap Value Fund, Class I Shares	10,511,837	1,117,021	(14,610,721)	2,981,863	—	1,054,626	60,965	—
Columbia Mortgage Opportunities Fund, Class I Shares	—	4,026,058	(36,123)	283	3,990,218	38,964	99,462	3,968,117
Columbia Multi-Advisor Small Cap Value Fund, Class I Shares	3,868,057	844,142	(133,316)	82,572	4,661,455	748,435	16,022	6,531,323
Columbia Overseas Value Fund, Class I Shares	3,243,671	42,336,808	(759,749)	946	44,821,676	—	1,481,422	41,369,703
Columbia Pacific/Asia Fund, Class I Shares	29,078,698	1,979,278	(7,705,612)	1,402,033	24,754,397	—	378,209	29,096,134
Columbia Select Large Cap Equity Fund, Class I Shares	29,232,983	4,465,809	(2,446,344)	(130,797)	31,121,651	4,058,746	325,503	27,934,840
Columbia Select Large Cap Growth Fund, Class I Shares	23,916,976	5,423,076	(8,455,171)	2,855,455	23,740,336	4,702,198	—	31,031,416
Columbia Select Large-Cap Value Fund, Class I Shares	17,553,365	768,891	(2,086,711)	907,227	17,142,772	391,863	290,999	24,245,291

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Aggressive Portfolio

January 31, 2015

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Select Smaller-Cap Value Fund, Class I Shares	3,719,750	537,939	(193,105)	41,980	4,106,564	482,307	—	4,900,141
Columbia Short-Term Cash Fund	68,866,947	71,156,181	(49,721,374)	—	90,301,754	—	73,457	90,301,754
Columbia Small Cap Core Fund, Class I Shares	8,656,962	1,132,909	(122,236)	21,328	9,688,963	825,448	24,608	10,152,770
Columbia Small Cap Growth Fund I, Class I Shares	5,923,807	1,030,948	(3,605,420)	(68,850)	3,280,485	504,873	—	2,932,008
Columbia Small/Mid Cap Value Fund, Class I Shares	11,818,166	72,428	(20,617,211)	8,726,617	—	—	—	—
Columbia U.S. Government Mortgage Fund, Class I Shares	16,576,915	831,789	(713,644)	(2,155)	16,692,905	—	489,075	16,749,465
Total	546,141,155	228,081,681	(208,812,158)	36,503,226	601,913,904	27,910,583	9,683,885	663,905,139

(b)  Non-income producing.

(c)  The rate shown is the seven-day current annualized yield at January 31, 2015.

Currency Legend

JPY  Japanese Yen

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Portfolio of Investments (continued)

Columbia Capital Allocation Aggressive Portfolio

January 31, 2015

Fair Value Measurements (continued)

dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at January 31, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	480,194,447	—	—	480,194,447
Fixed-Income Funds	82,874,592	—	—	82,874,592
Alternative Investment Funds	10,534,346	—	—	10,534,346
Money Market Funds	90,301,754	—	—	90,301,754
Total Mutual Funds	663,905,139	—	—	663,905,139
Investments in Securities	663,905,139	—	—	663,905,139
Derivatives
Assets
Futures Contracts	560,122	—	—	560,122
Liabilities
Futures Contracts	(61,304)	—	—	(61,304)
Total	664,403,957	—	—	664,403,957

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Statement of Assets and Liabilities

January 31, 2015

	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio	Columbia Capital Allocation Moderate Portfolio
Assets
Investments, at value
Affiliated issuers (identified cost $301,261,117, $659,594,202, $1,557,920,471)	$304,235,794	$681,202,212	$1,667,837,332
Margin deposits	543,134	1,782,097	4,577,111
Receivable for:
Investments sold	128,418	239,813	1,472,777
Capital shares sold	186,895	512,890	1,191,608
Dividends	453,149	866,814	1,707,802
Variation margin	1,363	68,478	131,539
Prepaid expenses	2,076	2,859	4,920
Total assets	305,550,829	684,675,163	1,676,923,089
Liabilities
Payable for:
Investments purchased	449,347	858,646	1,689,837
Capital shares purchased	320,710	732,749	2,578,260
Variation margin	175,945	458,825	1,457,360
Investment management fees	580	1,252	2,747
Distribution and/or service fees	3,214	6,732	16,214
Transfer agent fees	23,621	52,870	97,737
Administration fees	167	375	921
Plan administration fees	1	—	2
Compensation of board members	74,776	23,702	26,504
Other expenses	44,231	61,193	109,916
Total liabilities	1,092,592	2,196,344	5,979,498
Net assets applicable to outstanding capital stock	$304,458,237	$682,478,819	$1,670,943,591
Represented by
Paid-in capital	$299,349,848	$651,498,845	$1,524,988,934
Undistributed net investment income	242,223	736,696	907,701
Accumulated net realized gain	1,897,171	8,015,298	33,614,362
Unrealized appreciation (depreciation) on:
Investments — affiliated issuers	2,974,677	21,608,010	109,916,861
Foreign currency translations	(3,827)	(38,882)	(43,173)
Futures contracts	(1,855)	658,852	1,558,906
Total — representing net assets applicable to outstanding capital stock	$304,458,237	$682,478,819	$1,670,943,591

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Statement of Assets and Liabilities (continued)

January 31, 2015

	Columbia Capital Allocation Conservative Portfolio		Columbia Capital Allocation Moderate Conservative Portfolio		Columbia Capital Allocation Moderate Portfolio
Class A
Net assets	$245,211,742		$545,696,203		$1,437,972,436
Shares outstanding	24,266,568		49,718,384		125,056,036
Net asset value per share	$10.10		$10.98		$11.50
Maximum offering price per share(a)	$10.60		$11.65		$12.20
Class B
Net assets	$7,759,059		$17,080,230		$47,828,511
Shares outstanding	770,291		1,564,661		4,180,781
Net asset value per share	$10.07		$10.92		$11.44
Class C
Net assets	$47,898,954		$90,198,611		$180,142,794
Shares outstanding	4,766,216		8,324,496		15,781,383
Net asset value per share	$10.05		$10.84		$11.41
Class K
Net assets	$96,421		$3,170		$292,205
Shares outstanding	9,635		293		25,438
Net asset value per share	$10.01		$10.82		$11.49
Class R
Net assets	$205,807		$2,229,786		$1,610,444
Shares outstanding	20,377		202,847		140,404
Net asset value per share	$10.10		$10.99		$11.47
Class R4
Net assets	$155,732		$965,826		$28,717
Shares outstanding	15,504		88,683		2,521
Net asset value per share	$10.04		$10.89		$11.39
Class R5
Net assets	$60,774		$216,819		$77,510
Shares outstanding	6,050		19,916		6,807
Net asset value per share	$10.05		$10.89		$11.39
Class Y
Net assets	$2,384		$3,777		$2,408
Shares outstanding	237		351		212
Net asset value per share	$10.04	(b)	$10.77	(b)	$11.38	(b)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Statement of Assets and Liabilities (continued)

January 31, 2015

	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio	Columbia Capital Allocation Moderate Portfolio
Class Z
Net assets	$3,067,364	$26,084,397	$2,988,566
Shares outstanding	303,631	2,404,940	260,202
Net asset value per share	$10.10	$10.85	$11.49

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75% for Columbia Capital Allocation Conservative Portfolio and dividing the net asset value by 1.0 minus the maximum sales charge of 5.75% for Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Portfolio.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Statement of Assets and Liabilities (continued)

January 31, 2015

	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Assets
Investments, at value
Unaffiliated issuers (identified cost $172,880, —)	$—	$—
Affiliated issuers (identified cost $2,151,576,773, $601,913,904)	2,316,556,598	663,905,139
Total investments (identified cost $2,151,749,653, $601,913,904)	2,316,556,598	663,905,139
Foreign currency (identified cost $900)	900	—
Margin deposits	9,944,876	2,689,279
Receivable for:
Investments sold	1,532,982	104,260
Capital shares sold	1,138,102	597,788
Dividends	1,627,316	254,844
Variation margin	32,360	1,192
Prepaid expenses	6,328	2,800
Trustees' deferred compensation plan	115,531	—
Total assets	2,330,954,993	667,555,302
Liabilities
Disbursements in excess of cash	1,200	—
Payable for:
Investments purchased	1,594,542	246,095
Capital shares purchased	3,187,181	500,997
Variation margin	3,703,190	975,750
Investment management fees	5,238	1,400
Distribution and/or service fees	20,884	6,351
Transfer agent fees	235,051	42,912
Administration fees	1,284	369
Plan administration fees	1	—
Compensation of board members	134,448	18,204
Other expenses	137,009	69,939
Trustees' deferred compensation plan	115,531	—
Total liabilities	9,135,559	1,862,017
Net assets applicable to outstanding capital stock	$2,321,819,434	$665,693,285

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Statement of Assets and Liabilities (continued)

January 31, 2015

	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Represented by
Paid-in capital	$2,092,145,482	$585,652,052
Undistributed (excess of distributions over) net investment income	931,029	(9,501)
Accumulated net realized gain	61,926,968	17,561,309
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(172,880)	—
Investments — affiliated issuers	164,979,825	61,991,235
Foreign currency translations	(2,119)	(628)
Futures contracts	2,011,129	498,818
Total — representing net assets applicable to outstanding capital stock	$2,321,819,434	$665,693,285
Class A
Net assets	$1,815,185,233	$577,867,696
Shares outstanding	145,753,102	46,100,254
Net asset value per share	$12.45	$12.54
Maximum offering price per share(a)	$13.21	$13.31
Class B
Net assets	$61,673,097	$22,043,025
Shares outstanding	5,006,091	1,759,869
Net asset value per share	$12.32	$12.53
Class C
Net assets	$213,165,915	$62,488,473
Shares outstanding	17,035,173	5,072,419
Net asset value per share	$12.51	$12.32
Class K
Net assets	$98,285	$68,484
Shares outstanding	7,913	5,452
Net asset value per share	$12.42	$12.56
Class R
Net assets	$4,270,170	$912,180
Shares outstanding	343,313	73,188
Net asset value per share	$12.44	$12.46
Class R4
Net assets	$1,054,004	$496,986
Shares outstanding	84,058	40,289
Net asset value per share	$12.54	$12.34

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Statement of Assets and Liabilities (continued)

January 31, 2015

	Columbia Capital Allocation Moderate Aggressive Portfolio		Columbia Capital Allocation Aggressive Portfolio
Class R5
Net assets	$647,664		$380,934
Shares outstanding	51,670		30,895
Net asset value per share	$12.53		$12.33
Class T
Net assets	$97,408,434		$—
Shares outstanding	7,821,446		—
Net asset value per share	$12.45		$—
Maximum offering price per share(a)	$13.21		$—
Class Y
Net assets	$2,307		$2,420
Shares outstanding	187		196
Net asset value per share	$12.31	(b)	$12.32	(b)
Class Z
Net assets	$128,314,325		$1,433,087
Shares outstanding	10,317,832		114,757
Net asset value per share	$12.44		$12.49

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Statement of Operations

Year Ended January 31, 2015

	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio	Columbia Capital Allocation Moderate Portfolio
Net investment income
Income:
Dividends — affiliated issuers	$7,041,275	$15,328,958	$33,471,681
Interest	—	583	—
Total income	7,041,275	15,329,541	33,471,681
Expenses:
Investment management fees	196,172	367,285	843,399
Distribution and/or service fees
Class A	631,389	1,382,528	3,635,852
Class B	99,181	220,159	597,081
Class C	473,131	885,333	1,743,652
Class R	960	10,854	7,288
Transfer agent fees
Class A	347,013	737,858	1,946,970
Class B	13,679	29,529	80,518
Class C	64,954	118,033	233,038
Class K	48	4	152
Class R	263	2,895	1,943
Class R4	80	859	20
Class R5	4	66	11
Class Z	4,273	34,761	4,134
Administration fees	62,651	138,522	338,662
Plan administration fees
Class K	239	22	761
Compensation of board members	18,867	20,111	32,553
Custodian fees	20,785	26,822	30,142
Printing and postage fees	48,086	80,451	201,043
Registration fees	128,142	186,900	157,048
Professional fees	34,119	37,671	42,107
Other	13,137	17,083	27,985
Total expenses	2,157,173	4,297,746	9,924,359
Expense reductions	(40)	(180)	(130)
Total net expenses	2,157,133	4,297,566	9,924,229
Net investment income	4,884,142	11,031,975	23,547,452
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	—	—	18,109
Investments — affiliated issuers	6,286,171	18,016,874	65,191,033
Capital gain distributions from underlying affiliated funds	2,395,458	10,913,030	41,898,166
Foreign currency translations	(1,898)	(32,686)	32,458
Futures contracts	1,265,102	3,214,491	6,369,725
Options purchased	(425,086)	(1,598,324)	(5,730,163)
Options contracts written	450,853	1,695,206	6,077,495
Net realized gain	9,970,600	32,208,591	113,856,823
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	1,330,268	(2,153,853)	(28,437,661)
Foreign currency translations	(4,011)	(38,803)	(59,678)
Futures contracts	(172,436)	288,455	401,005
Net change in unrealized appreciation (depreciation)	1,153,821	(1,904,201)	(28,096,334)
Net realized and unrealized gain	11,124,421	30,304,390	85,760,489
Net increase in net assets resulting from operations	$16,008,563	$41,336,365	$109,307,941

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Statement of Operations (continued)

Year Ended January 31, 2015

	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Net investment income
Income:
Dividends — affiliated issuers	$41,307,070	$9,683,885
Interest	900	—
Foreign taxes withheld	(455)	—
Total income	41,307,515	9,683,885
Expenses:
Investment management fees	1,471,771	426,438
Distribution and/or service fees
Class A	4,609,457	1,444,845
Class B	769,492	271,760
Class C	2,108,150	575,575
Class R	24,137	4,222
Class T	295,811	—
Transfer agent fees
Class A	2,960,875	875,930
Class B	123,695	41,475
Class C	338,490	86,986
Class K	49	53
Class R	7,751	1,276
Class R4	360	143
Class R5	304	192
Class T	162,945	—
Class Z	209,587	1,819
Administration fees	473,854	133,066
Plan administration fees
Class K	249	263
Compensation of board members	48,187	18,914
Custodian fees	36,512	26,806
Printing and postage fees	270,600	99,065
Registration fees	266,970	133,219
Professional fees	51,119	33,708
Other	34,239	18,038
Total expenses	14,264,604	4,193,793
Fees waived by Distributor — Class T	(25,362)	—
Expense reductions	(15,605)	(180)
Total net expenses	14,223,637	4,193,613
Net investment income	27,083,878	5,490,272
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	259,820	—
Investments — affiliated issuers	109,089,847	36,503,226
Capital gain distributions from underlying affiliated funds	74,379,423	27,910,583
Foreign currency translations	120,414	11,247
Futures contracts	9,754,768	3,692,525
Options purchased	(10,066,042)	(3,383,687)
Options contracts written	10,676,192	3,588,788
Net realized gain	194,214,422	68,322,682
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(10,088)	—
Investments — affiliated issuers	(60,498,119)	(26,955,287)
Foreign currency translations	(57,003)	(2,783)
Futures contracts	629,904	(44,839)
Net change in unrealized appreciation (depreciation)	(59,935,306)	(27,002,909)
Net realized and unrealized gain	134,279,116	41,319,773
Net increase in net assets resulting from operations	$161,362,994	$46,810,045

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Statement of Changes in Net Assets

	Columbia Capital Allocation Conservative Portfolio		Columbia Capital Allocation Moderate Conservative Portfolio
	Year Ended January 31, 2015	Year Ended January 31, 2014(a)	Year Ended January 31, 2015	Year Ended January 31, 2014(b)(c)
Operations
Net investment income	$4,884,142	$6,178,720	$11,031,975	$13,047,645
Net realized gain	9,970,600	21,456,384	32,208,591	57,517,677
Net change in unrealized appreciation (depreciation)	1,153,821	(17,531,983)	(1,904,201)	(37,045,224)
Net increase in net assets resulting from operations	16,008,563	10,103,121	41,336,365	33,520,098
Distributions to shareholders
Net investment income
Class A	(4,678,256)	(6,891,668)	(11,069,734)	(13,915,199)
Class B	(102,358)	(252,474)	(252,795)	(575,701)
Class C	(534,918)	(875,181)	(1,145,791)	(1,676,381)
Class K	(1,900)	(2,636)	(110)	(1,066)
Class R	(3,179)	(3,581)	(38,385)	(60,801)
Class R4	(1,859)	(60)	(17,563)	(80)
Class R5	(54)	(62)	(3,855)	(448)
Class Y	(55)	(63)	(84)	(71)
Class Z	(68,020)	(68,104)	(598,245)	(819,469)
Net realized gains
Class A	(13,788,348)	(9,182,882)	(40,886,882)	(15,327,654)
Class B	(522,244)	(506,183)	(1,568,580)	(796,347)
Class C	(2,614,805)	(1,624,121)	(6,706,213)	(2,385,389)
Class K	(5,265)	(3,351)	(250)	(1,469)
Class R	(10,594)	(5,372)	(159,791)	(63,873)
Class R4	(3,616)	(60)	(54,567)	(71)
Class R5	(137)	(60)	(11,651)	(615)
Class Y	(137)	(60)	(226)	(71)
Class Z	(181,112)	(69,165)	(1,994,601)	(842,538)
Total distributions to shareholders	(22,516,857)	(19,485,083)	(64,509,323)	(36,467,243)
Increase (decrease) in net assets from capital stock activity	(15,261,332)	(12,564,537)	11,455,155	571,155,801
Total increase (decrease) in net assets	(21,769,626)	(21,946,499)	(11,717,803)	568,208,656
Net assets at beginning of year	326,227,863	348,174,362	694,196,622	125,987,966
Net assets at end of year	$304,458,237	$326,227,863	$682,478,819	$694,196,622
Undistributed net investment income	$242,223	$113,082	$736,696	$662,611

(a) Class R4, Class R5 and Class Y shares are based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b) Class K shares are based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(c) Class Y shares are based on operations from June 13, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Statement of Changes in Net Assets (continued)

	Columbia Capital Allocation Moderate Portfolio		Columbia Capital Allocation Moderate Aggressive Portfolio
	Year Ended January 31, 2015	Year Ended January 31, 2014(a)	Year Ended January 31, 2015	Year Ended January 31, 2014(b)(c)
Operations
Net investment income	$23,547,452	$24,888,437	$27,083,878	$27,668,017
Net realized gain	113,856,823	136,194,038	194,214,422	217,951,141
Net change in unrealized appreciation (depreciation)	(28,096,334)	(19,122,668)	(59,935,306)	(21,458,180)
Net increase in net assets resulting from operations	109,307,941	141,959,807	161,362,994	224,160,978
Distributions to shareholders
Net investment income
Class A	(28,758,842)	(36,256,463)	(34,516,560)	(32,343,833)
Class B	(648,567)	(1,465,901)	(824,921)	(1,173,470)
Class C	(2,229,702)	(2,882,366)	(2,619,905)	(2,330,573)
Class K	(6,121)	(9,149)	(1,977)	(1,876)
Class R	(26,729)	(19,170)	(81,372)	(76,129)
Class R4	(470)	(58)	(14,448)	(62)
Class R5	(1,103)	(61)	(14,202)	(2,037)
Class T	—	—	(1,847,218)	(1,922,837)
Class Y	(63)	(62)	(58)	(55)
Class Z	(70,355)	(92,629)	(2,775,192)	(2,927,692)
Net realized gains
Class A	(126,283,047)	(40,846,279)	(169,563,640)	(23,824,457)
Class B	(4,982,956)	(2,336,580)	(6,697,170)	(1,452,746)
Class C	(15,421,095)	(4,545,222)	(19,458,283)	(2,537,064)
Class K	(24,386)	(9,983)	(8,980)	(1,349)
Class R	(132,155)	(23,669)	(454,217)	(61,524)
Class R4	(1,275)	(75)	(46,911)	(37)
Class R5	(2,921)	(75)	(58,047)	(1,031)
Class T	—	—	(9,299,777)	(1,372,909)
Class Y	(225)	(75)	(230)	(35)
Class Z	(278,188)	(93,863)	(11,996,520)	(1,823,566)
Total distributions to shareholders	(178,868,200)	(88,581,680)	(260,279,628)	(71,853,282)
Increase (decrease) in net assets from capital stock activity	75,905,360	49,934,081	88,664,254	1,110,240,958
Total increase (decrease) in net assets	6,345,101	103,312,208	(10,252,380)	1,262,548,654
Net assets at beginning of year	1,664,598,490	1,561,286,282	2,332,071,814	1,069,523,160
Net assets at end of year	$1,670,943,591	$1,664,598,490	$2,321,819,434	$2,332,071,814
Undistributed net investment income	$907,701	$802,679	$931,029	$2,698,172

(a) Class R4, Class R5 and Class Y shares are based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b) Class K shares are based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(c) Class Y shares are based on operations from June 13, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Statement of Changes in Net Assets (continued)

	Columbia Capital Allocation Aggressive Portfolio
	Year Ended Januray 31, 2015	Year Ended January 31, 2014(a)
Operations
Net investment income	$5,490,272	$5,367,821
Net realized gain	68,322,682	68,954,762
Net change in unrealized appreciation (depreciation)	(27,002,909)	6,374,398
Net increase in net assets resulting from operations	46,810,045	80,696,981
Distributions to shareholders
Net investment income
Class A	(12,809,041)	(10,117,401)
Class B	(359,699)	(370,076)
Class C	(902,180)	(570,041)
Class K	(1,956)	(2,942)
Class R	(17,686)	(10,084)
Class R4	(9,909)	(212)
Class R5	(9,276)	(61)
Class Y	(69)	(63)
Class Z	(33,396)	(18,681)
Net realized gains
Class A	(41,325,025)	—
Class B	(1,746,156)	—
Class C	(4,383,783)	—
Class K	(6,379)	—
Class R	(64,168)	—
Class R4	(26,545)	—
Class R5	(25,694)	—
Class Y	(189)	—
Class Z	(95,212)	—
Total distributions to shareholders	(61,816,363)	(11,089,561)
Increase (decrease) in net assets from capital stock activity	42,200,788	(5,033,370)
Total increase (decrease) in net assets	27,194,470	64,574,050
Net assets at beginning of year	638,498,815	573,924,765
Net assets at end of year	$665,693,285	$638,498,815
Undistributed (excess of distributions over) net investment income	$(9,501)	$2,843,827

(a) Class R4, Class R5 and Class Y shares are based on operations from June 13, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Statement of Changes in Net Assets (continued)

	Columbia Capital Allocation Conservative Portfolio				Columbia Capital Allocation Moderate Conservative Portfolio
	Year Ended January 31, 2015		Year Ended January 31, 2014(a)		Year Ended January 31, 2015		Year Ended January 31, 2014(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	2,621,777	27,140,318	4,029,414	42,703,289	5,541,896	63,029,176	6,761,998	77,962,560
Fund reorganization	—	—	1,477,865	15,819,588	—	—	44,299,319	506,764,422
Distributions reinvested	1,725,455	17,624,946	1,490,470	15,514,886	4,244,327	47,459,752	2,331,814	26,560,732
Redemptions	(5,556,640)	(57,682,238)	(8,088,385)	(85,607,055)	(8,770,781)	(100,034,271)	(10,983,907)	(126,677,536)
Net increase (decrease)	(1,209,408)	(12,916,974)	(1,090,636)	(11,569,292)	1,015,442	10,454,657	42,409,224	484,610,178
Class B shares
Subscriptions	38,446	395,003	112,408	1,190,717	92,475	1,046,557	141,222	1,617,296
Fund reorganization	—	—	86,216	919,956	—	—	2,809,162	32,013,683
Distributions reinvested	58,706	598,857	70,519	733,266	146,052	1,627,147	106,799	1,210,734
Redemptions(d)	(535,351)	(5,532,938)	(909,696)	(9,586,361)	(1,077,387)	(12,199,564)	(1,392,884)	(15,988,045)
Net increase (decrease)	(438,199)	(4,539,078)	(640,553)	(6,742,422)	(838,860)	(9,525,860)	1,664,299	18,853,668
Class C shares
Subscriptions	928,139	9,555,122	1,088,706	11,469,795	1,621,177	18,239,558	1,576,395	17,963,826
Fund reorganization	—	—	490,357	5,223,287	—	—	5,573,686	63,100,536
Distributions reinvested	298,654	3,036,129	233,792	2,419,595	645,039	7,123,139	322,351	3,633,628
Redemptions	(1,073,515)	(11,082,639)	(1,488,690)	(15,642,125)	(1,575,771)	(17,728,564)	(1,933,288)	(22,053,399)
Net increase	153,278	1,508,612	324,165	3,470,552	690,445	7,634,133	5,539,144	62,644,591
Class K shares
Subscriptions	52	537	8,045	85,588	17	189	3,821	44,592
Fund reorganization	—	—	—	—	—	—	1,044	11,810
Distributions reinvested	686	6,944	517	5,339	5	61	158	1,777
Redemptions	(755)	(7,849)	(3)	(29)	(4,746)	(54,329)	(6)	(65)
Net increase (decrease)	(17)	(368)	8,559	90,898	(4,724)	(54,079)	5,017	58,114
Class R shares
Subscriptions	4,621	47,946	13,371	141,720	65,432	740,588	122,087	1,393,111
Fund reorganization	—	—	—	—	—	—	437	5,010
Distributions reinvested	1,332	13,591	847	8,805	13,337	149,354	8,714	99,468
Redemptions	(2,938)	(30,795)	(7,591)	(80,870)	(72,943)	(834,372)	(123,596)	(1,425,888)
Net increase	3,015	30,742	6,627	69,655	5,826	55,570	7,642	71,701
Class R4 shares
Subscriptions	16,804	172,489	237	2,500	90,075	1,023,566	—	—
Distributions reinvested	528	5,285	—	—	6,503	71,883	—	—
Redemptions	(2,065)	(20,819)	—	—	(8,116)	(89,475)	—	—
Net increase	15,267	156,955	237	2,500	88,462	1,005,974	—	—
Class R5 shares
Subscriptions	5,813	58,066	237	2,500	13,248	150,449	6,228	71,651
Distributions reinvested	—	—	—	—	1,381	15,256	80	909
Redemptions	—	—	—	—	(1,240)	(13,979)	(2)	(23)
Net increase	5,813	58,066	237	2,500	13,389	151,726	6,306	72,537

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Statement of Changes in Net Assets (continued)

	Columbia Capital Allocation Conservative Portfolio				Columbia Capital Allocation Moderate Conservative Portfolio
	Year Ended January 31, 2015		Year Ended January 31, 2014(a)		Year Ended January 31, 2015		Year Ended January 31, 2014(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	—	—	237	2,500	166	1,851	221	2,500
Distributions reinvested	—	—	—	—	5	58	—	—
Redemptions	—	—	—	—	(41)	(452)	—	—
Net increase	—	—	237	2,500	130	1,457	221	2,500
Class Z shares
Subscriptions	159,935	1,672,487	93,195	977,578	713,743	7,988,759	1,379,673	15,908,286
Fund reorganization	—	—	243,364	2,604,183	—	—	66,440	752,312
Distributions reinvested	19,198	196,142	10,348	107,262	96,806	1,068,999	51,730	583,138
Redemptions	(138,649)	(1,427,916)	(149,682)	(1,580,451)	(654,233)	(7,326,181)	(1,096,169)	(12,401,224)
Net increase	40,484	440,713	197,225	2,108,572	156,316	1,731,577	401,674	4,842,512
Total net increase (decrease)	(1,429,767)	(15,261,332)	(1,193,902)	(12,564,537)	1,126,426	11,455,155	50,033,527	571,155,801

(a) Class R4, Class R5 and Class Y shares are based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b) Class K shares are based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(c) Class Y shares are based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(d) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Statement of Changes in Net Assets (continued)

	Columbia Capital Allocation Moderate Portfolio				Columbia Capital Allocation Moderate Aggressive Portfolio
	Year Ended January 31, 2015		Year Ended January 31, 2014(a)		Year Ended January 31, 2015		Year Ended January 31, 2014(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(d)	12,947,125	156,209,088	17,432,697	208,941,413	12,890,460	168,780,106	13,601,301	172,945,779
Fund reorganization	—	—	—	—	—	—	84,466,691	1,038,046,341
Distributions reinvested	12,992,838	153,064,805	6,381,480	76,146,882	13,509,586	173,522,840	3,669,244	47,128,855
Redemptions	(19,719,911)	(237,538,126)	(19,692,550)	(236,032,491)	(19,449,855)	(255,169,724)	(19,317,418)	(245,326,310)
Net increase	6,220,052	71,735,767	4,121,627	49,055,804	6,950,191	87,133,222	82,419,818	1,012,794,665
Class B shares
Subscriptions	167,118	2,007,411	450,094	5,357,760	209,854	2,707,214	274,869	3,462,911
Fund reorganization	—	—	—	—	—	—	6,750,359	82,343,063
Distributions reinvested	477,608	5,606,845	319,033	3,786,124	487,292	6,205,799	162,785	2,072,252
Redemptions(d)	(2,448,067)	(29,299,200)	(2,940,373)	(35,111,202)	(2,901,317)	(37,705,712)	(4,415,683)	(55,432,562)
Net increase (decrease)	(1,803,341)	(21,684,944)	(2,171,246)	(25,967,318)	(2,204,171)	(28,792,699)	2,772,330	32,445,664
Class C shares
Subscriptions	3,260,986	39,051,679	3,940,344	46,932,118	2,858,744	37,738,722	2,779,949	35,657,652
Fund reorganization	—	—	—	—	—	—	7,347,117	90,875,658
Distributions reinvested	1,498,025	17,515,321	621,149	7,380,735	1,398,343	18,053,716	296,392	3,845,928
Redemptions	(2,598,610)	(31,062,362)	(2,452,794)	(29,233,230)	(2,430,791)	(32,107,001)	(2,181,999)	(27,930,753)
Net increase	2,160,401	25,504,638	2,108,699	25,079,623	1,826,296	23,685,437	8,241,459	102,448,485
Class K shares
Subscriptions	1,899	22,946	2,803	33,602	456	5,992	508	6,325
Fund reorganization	—	—	—	—	—	—	7,340	89,999
Distributions reinvested	2,567	30,203	1,546	18,448	830	10,629	213	2,735
Redemptions	(8,930)	(110,339)	(164)	(1,977)	(1,432)	(19,118)	(2)	(27)
Net increase (decrease)	(4,464)	(57,190)	4,185	50,073	(146)	(2,497)	8,059	99,032
Class R shares
Subscriptions	45,969	554,037	82,162	984,167	106,419	1,398,886	100,353	1,272,521
Fund reorganization	—	—	—	—	—	—	731	8,976
Distributions reinvested	13,527	158,879	3,545	42,680	41,780	535,584	10,743	137,561
Redemptions	(14,901)	(178,125)	(1,817)	(22,032)	(139,518)	(1,793,685)	(164,917)	(2,099,140)
Net increase (decrease)	44,595	534,791	83,890	1,004,815	8,681	140,785	(53,090)	(680,082)
Class R4 shares(c)
Subscriptions	2,412	28,623	212	2,500	79,609	1,064,857	1,056	13,767
Distributions reinvested	127	1,461	—	—	4,805	61,080	—	—
Redemptions	(230)	(2,725)	—	—	(909)	(11,835)	(716)	(9,091)
Net increase	2,309	27,359	212	2,500	83,505	1,114,102	340	4,676
Class R5 shares(c)
Subscriptions	6,536	76,537	212	2,500	3,520	46,661	43,890	585,948
Distributions reinvested	326	3,737	—	—	5,571	71,967	224	2,965
Redemptions	(267)	(3,000)	—	—	(1,524)	(19,728)	(224)	(2,972)
Net increase	6,595	77,274	212	2,500	7,567	98,900	43,890	585,941
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Statement of Changes in Net Assets (continued)

	Columbia Capital Allocation Moderate Portfolio				Columbia Capital Allocation Moderate Aggressive Portfolio
	Year Ended January 31, 2015		Year Ended January 31, 2014(a)		Year Ended January 31, 2015		Year Ended January 31, 2014(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class T shares
Subscriptions	—	—	—	—	51,867	676,876	46,144	578,169
Distributions reinvested	—	—	—	—	669,576	8,601,109	196,878	2,522,433
Redemptions	—	—	—	—	(726,050)	(9,535,902)	(801,509)	(10,158,349)
Net (decrease)	—	—	—	—	(4,607)	(257,917)	(558,487)	(7,057,747)
Class Y shares(c)
Subscriptions	—	—	212	2,500	1	10	202	2,500
Redemptions	—	—	—	—	(16)	(210)	—	—
Net increase (decrease)	—	—	212	2,500	(15)	(200)	202	2,500
Class Z shares
Subscriptions	121,993	1,471,293	261,619	3,103,896	1,315,174	17,147,355	1,009,331	12,739,858
Fund reorganization	—	—	—	—	—	—	49,631	608,943
Distributions reinvested	24,054	283,239	12,812	152,482	699,684	8,970,274	206,544	2,638,733
Redemptions	(165,444)	(1,986,867)	(214,260)	(2,552,794)	(1,568,691)	(20,572,508)	(3,650,858)	(46,389,710)
Net increase (decrease)	(19,397)	(232,335)	60,171	703,584	446,167	5,545,121	(2,385,352)	(30,402,176)
Total net increase	6,606,750	75,905,360	4,207,962	49,934,081	7,113,468	88,664,254	90,489,169	1,110,240,958

(a) Class R4, Class R5 and Class Y shares are based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b) Class K shares are based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(c) Class Y shares are based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(d) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Statement of Changes in Net Assets (continued)

	Columbia Capital Allocation Aggressive Portfolio
	Year Ended January 31, 2015		Year Ended January 31, 2014(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	4,456,735	58,954,134	5,171,241	63,781,304
Distributions reinvested	4,161,553	53,807,701	770,491	10,062,581
Redemptions	(5,746,418)	(76,231,760)	(6,177,530)	(75,650,586)
Net increase (decrease)	2,871,870	36,530,075	(235,798)	(1,806,701)
Class B shares
Subscriptions	46,579	616,874	86,725	1,071,332
Distributions reinvested	161,578	2,092,473	28,024	365,992
Redemptions(b)	(904,483)	(11,901,859)	(1,079,391)	(13,310,821)
Net (decrease)	(696,326)	(9,192,512)	(964,642)	(11,873,497)
Class C shares
Subscriptions	1,310,072	17,020,272	1,125,152	13,694,189
Distributions reinvested	410,360	5,215,821	43,590	560,563
Redemptions	(663,516)	(8,632,474)	(576,146)	(6,943,413)
Net increase	1,056,916	13,603,619	592,596	7,311,339
Class K shares
Subscriptions	521	6,953	590	7,243
Distributions reinvested	618	8,075	205	2,688
Redemptions	(7,540)	(101,407)	—	—
Net increase (decrease)	(6,401)	(86,379)	795	9,931
Class R shares
Subscriptions	19,059	251,376	52,364	647,054
Distributions reinvested	6,367	81,855	772	10,028
Redemptions	(2,734)	(35,753)	(18,695)	(230,423)
Net increase	22,692	297,478	34,441	426,659
Class R4 shares
Subscriptions	36,616	490,394	2,115	26,702
Distributions reinvested	2,877	36,200	12	155
Redemptions	(1,235)	(16,046)	(96)	(1,234)
Net increase	38,258	510,548	2,031	25,623
Class R5 shares
Subscriptions	10,369	135,788	30,486	393,609
Distributions reinvested	2,730	34,714	—	—
Redemptions	(12,685)	(167,643)	(5)	(62)
Net increase	414	2,859	30,481	393,547

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Statement of Changes in Net Assets (continued)

	Columbia Capital Allocation Aggressive Portfolio
	Year Ended January 31, 2015		Year Ended January 31, 2014(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	—	—	212	2,500
Redemptions	(16)	(200)	—	—
Net increase (decrease)	(16)	(200)	212	2,500
Class Z shares
Subscriptions	66,669	888,250	86,154	1,066,148
Distributions reinvested	9,435	121,213	1,304	16,962
Redemptions	(35,808)	(474,163)	(49,308)	(605,881)
Net increase	40,296	535,300	38,150	477,229
Total net increase (decrease)	3,327,703	42,200,788	(501,734)	(5,033,370)

(a) Class R4, Class R5 and Class Y shares are based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights

Columbia Capital Allocation Conservative Portfolio

The following tables are intended to help you understand the Portfolio's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended January 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$10.34		$10.63		$10.32		$10.44		$9.77
Income from investment operations:
Net investment income	0.18		0.20		0.24		0.25		0.24
Net realized and unrealized gain	0.35		0.14		0.54		0.14		0.68
Total from investment operations	0.53		0.34		0.78		0.39		0.92
Less distributions to shareholders:
Net investment income	(0.19)		(0.27)		(0.35)		(0.25)		(0.25)
Net realized gains	(0.58)		(0.36)		(0.12)		(0.26)		—
Total distributions to shareholders	(0.77)		(0.63)		(0.47)		(0.51)		(0.25)
Net asset value, end of period	$10.10		$10.34		$10.63		$10.32		$10.44
Total return	5.24%		3.28%		7.62%		3.90%		9.47%
Ratios to average net assets(a)
Total gross expenses	0.55%		0.50%		0.48%		0.49%		0.48%
Total net expenses(b)	0.55	%(c)	0.50	%(c)	0.48	%(c)	0.49	%(c)	0.48%
Net investment income	1.69%		1.91%		2.28%		2.35%		2.32%
Supplemental data
Net assets, end of period (in thousands)	$245,212		$263,334		$282,382		$251,178		$217,147
Portfolio turnover	12%		22%		19%		88%		16%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Conservative Portfolio

	Year Ended January 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$10.31		$10.60		$10.29		$10.40		$9.73
Income from investment operations:
Net investment income	0.09		0.11		0.15		0.16		0.15
Net realized and unrealized gain	0.37		0.15		0.54		0.16		0.69
Total from investment operations	0.46		0.26		0.69		0.32		0.84
Less distributions to shareholders:
Net investment income	(0.12)		(0.19)		(0.26)		(0.17)		(0.17)
Net realized gains	(0.58)		(0.36)		(0.12)		(0.26)		—
Total distributions to shareholders	(0.70)		(0.55)		(0.38)		(0.43)		(0.17)
Net asset value, end of period	$10.07		$10.31		$10.60		$10.29		$10.40
Total return	4.46%		2.51%		6.79%		3.19%		8.64%
Ratios to average net assets(a)
Total gross expenses	1.30%		1.25%		1.23%		1.24%		1.23%
Total net expenses(b)	1.30	%(c)	1.25	%(c)	1.23	%(c)	1.24	%(c)	1.23%
Net investment income	0.90%		1.07%		1.47%		1.56%		1.47%
Supplemental data
Net assets, end of period (in thousands)	$7,759		$12,454		$19,598		$24,717		$30,599
Portfolio turnover	12%		22%		19%		88%		16%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Conservative Portfolio

	Year Ended January 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$10.28		$10.58		$10.28		$10.39		$9.73
Income from investment operations:
Net investment income	0.10		0.12		0.16		0.17		0.16
Net realized and unrealized gain	0.37		0.13		0.53		0.16		0.67
Total from investment operations	0.47		0.25		0.69		0.33		0.83
Less distributions to shareholders:
Net investment income	(0.12)		(0.19)		(0.27)		(0.18)		(0.17)
Net realized gains	(0.58)		(0.36)		(0.12)		(0.26)		—
Total distributions to shareholders	(0.70)		(0.55)		(0.39)		(0.44)		(0.17)
Net asset value, end of period	$10.05		$10.28		$10.58		$10.28		$10.39
Total return	4.57%		2.43%		6.75%		3.28%		8.63%
Ratios to average net assets(a)
Total gross expenses	1.30%		1.26%		1.23%		1.24%		1.23%
Total net expenses(b)	1.30	%(c)	1.26	%(c)	1.23	%(c)	1.24	%(c)	1.23%
Net investment income	0.95%		1.18%		1.54%		1.62%		1.60%
Supplemental data
Net assets, end of period (in thousands)	$47,899		$47,435		$45,368		$36,637		$26,212
Portfolio turnover	12%		22%		19%		88%		16%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Conservative Portfolio

	Year Ended January 31,
Class K	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$10.24	$10.54	$10.25	$10.35	$9.69
Income from investment operations:
Net investment income	0.18	0.23	0.24	0.25	0.24
Net realized and unrealized gain	0.37	0.12	0.53	0.16	0.67
Total from investment operations	0.55	0.35	0.77	0.41	0.91
Less distributions to shareholders:
Net investment income	(0.20)	(0.29)	(0.36)	(0.25)	(0.25)
Net realized gains	(0.58)	(0.36)	(0.12)	(0.26)	—
Total distributions to shareholders	(0.78)	(0.65)	(0.48)	(0.51)	(0.25)
Net asset value, end of period	$10.01	$10.24	$10.54	$10.25	$10.35
Total return	5.48%	3.35%	7.62%	4.14%	9.49%
Ratios to average net assets(a)
Total gross expenses	0.47%	0.41%	0.39%	0.41%	0.44%
Total net expenses(b)	0.47%	0.41%	0.39%	0.39%	0.44%
Net investment income	1.79%	2.16%	2.27%	2.43%	2.35%
Supplemental data
Net assets, end of period (in thousands)	$96	$99	$12	$79	$81
Portfolio turnover	12%	22%	19%	88%	16%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Conservative Portfolio

	Year Ended January 31,
Class R	2015		2014		2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$10.33		$10.63		$10.32	$10.44	$10.24
Income from investment operations:
Net investment income	0.15		0.20		0.25	0.22	0.10
Net realized and unrealized gain	0.37		0.11		0.50	0.15	0.21
Total from investment operations	0.52		0.31		0.75	0.37	0.31
Less distributions to shareholders:
Net investment income	(0.17)		(0.25)		(0.32)	(0.23)	(0.11)
Net realized gains	(0.58)		(0.36)		(0.12)	(0.26)	—
Total distributions to shareholders	(0.75)		(0.61)		(0.44)	(0.49)	(0.11)
Net asset value, end of period	$10.10		$10.33		$10.63	$10.32	$10.44
Total return	5.07%		2.94%		7.39%	3.66%	3.03%
Ratios to average net assets(b)
Total gross expenses	0.80%		0.76%		0.72%	0.75%	0.68	%(c)
Total net expenses(d)	0.80	%(e)	0.76	%(e)	0.72%	0.75%	0.68	%(c)
Net investment income	1.46%		1.91%		2.36%	2.07%	2.78	%(c)
Supplemental data
Net assets, end of period (in thousands)	$206		$179		$114	$3	$3
Portfolio turnover	12%		22%		19%	88%	16%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Conservative Portfolio

	Year Ended January 31,
Class R4	2015		2014(a)
Per share data
Net asset value, beginning of period	$10.29		$10.53
Income from investment operations:
Net investment income	0.25		0.18
Net realized and unrealized gain	0.30		0.09
Total from investment operations	0.55		0.27
Less distributions to shareholders:
Net investment income	(0.22)		(0.26)
Net realized gains	(0.58)		(0.25)
Total distributions to shareholders	(0.80)		(0.51)
Net asset value, end of period	$10.04		$10.29
Total return	5.41%		2.56%
Ratios to average net assets(b)
Total gross expenses	0.31%		0.23	%(c)
Total net expenses(d)	0.31	%(e)	0.23	%(c)(e)
Net investment income	2.44%		2.67	%(c)
Supplemental data
Net assets, end of period (in thousands)	$156		$2
Portfolio turnover	12%		22%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Conservative Portfolio

	Year Ended January 31,
Class R5	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.29	$10.53
Income from investment operations:
Net investment income	0.17	0.18
Net realized and unrealized gain	0.40	0.09
Total from investment operations	0.57	0.27
Less distributions to shareholders:
Net investment income	(0.23)	(0.26)
Net realized gains	(0.58)	(0.25)
Total distributions to shareholders	(0.81)	(0.51)
Net asset value, end of period	$10.05	$10.29
Total return	5.60%	2.64%
Ratios to average net assets(b)
Total gross expenses	0.25%	0.12	%(c)
Total net expenses(d)	0.25%	0.12	%(c)
Net investment income	1.80%	2.78	%(c)
Supplemental data
Net assets, end of period (in thousands)	$61	$2
Portfolio turnover	12%	22%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Conservative Portfolio

	Year Ended January 31,
Class Y	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.29	$10.53
Income from investment operations:
Net investment income	0.20	0.19
Net realized and unrealized gain	0.36	0.09
Total from investment operations	0.56	0.28
Less distributions to shareholders:
Net investment income	(0.23)	(0.27)
Net realized gains	(0.58)	(0.25)
Total distributions to shareholders	(0.81)	(0.52)
Net asset value, end of period	$10.04	$10.29
Total return	5.55%	2.68%
Ratios to average net assets(b)
Total gross expenses	0.17%	0.07	%(c)
Total net expenses(d)	0.17%	0.07	%(c)
Net investment income	2.08%	2.83	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2	$2
Portfolio turnover	12%	22%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Conservative Portfolio

	Year Ended January 31,
Class Z	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.33		$10.63		$10.32		$10.44		$10.24
Income from investment operations:
Net investment income	0.20		0.24		0.30		0.28		0.12
Net realized and unrealized gain	0.37		0.12		0.51		0.14		0.20
Total from investment operations	0.57		0.36		0.81		0.42		0.32
Less distributions to shareholders:
Net investment income	(0.22)		(0.30)		(0.38)		(0.28)		(0.12)
Net realized gains	(0.58)		(0.36)		(0.12)		(0.26)		—
Total distributions to shareholders	(0.80)		(0.66)		(0.50)		(0.54)		(0.12)
Net asset value, end of period	$10.10		$10.33		$10.63		$10.32		$10.44
Total return	5.60%		3.42%		7.91%		4.19%		3.15%
Ratios to average net assets(b)
Total gross expenses	0.30%		0.26%		0.22%		0.24%		0.26	%(c)
Total net expenses(d)	0.30	%(e)	0.26	%(e)	0.22	%(e)	0.24	%(e)	0.21	%(c)
Net investment income	1.96%		2.26%		2.80%		2.71%		3.28	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,067		$2,719		$700		$52		$20
Portfolio turnover	12%		22%		19%		88%		16%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights

Columbia Capital Allocation Moderate Conservative Portfolio

	Year Ended January 31,								Year Ended March 31,
Class A	2015		2014		2013		2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$11.37		$11.33		$10.96		$10.89		$10.04	$8.03
Income from investment operations:
Net investment income	0.19		0.25		0.25		0.21		0.26	0.31
Net realized and unrealized gain	0.51		0.44		0.71		0.07		0.85	2.00
Total from investment operations	0.70		0.69		0.96		0.28		1.11	2.31
Less distributions to shareholders:
Net investment income	(0.23)		(0.33)		(0.32)		(0.21)		(0.26)	(0.30)
Net realized gains	(0.86)		(0.32)		(0.27)		—		—	—
Total distributions to shareholders	(1.09)		(0.65)		(0.59)		(0.21)		(0.26)	(0.30)
Net asset value, end of period	$10.98		$11.37		$11.33		$10.96		$10.89	$10.04
Total return	6.23%		6.18%		8.94%		2.63%		11.21%	29.06%
Ratios to average net assets(b)
Total gross expenses	0.51%		0.47%		0.70%		0.64	%(c)(d)	0.50%	0.50%
Total net expenses(e)	0.51	%(f)	0.47	%(f)	0.57	%(f)	0.57	%(c)(d)(f)	0.50%	0.50%
Net investment income	1.70%		2.15%		2.19%		2.37	%(c)	2.52%	3.26%
Supplemental data
Net assets, end of period (in thousands)	$545,696		$553,593		$71,321		$68,452		$63,807	$60,848
Portfolio turnover	14%		30%		38%		55%		87%	34%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

	Year Ended January 31,								Year Ended March 31,
Class B	2015		2014		2013		2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$11.31		$11.28		$10.91		$10.85		$10.00	$8.01
Income from investment operations:
Net investment income	0.10		0.15		0.15		0.14		0.18	0.23
Net realized and unrealized gain	0.51		0.45		0.73		0.07		0.85	1.99
Total from investment operations	0.61		0.60		0.88		0.21		1.03	2.22
Less distributions to shareholders:
Net investment income	(0.14)		(0.25)		(0.24)		(0.15)		(0.18)	(0.23)
Net realized gains	(0.86)		(0.32)		(0.27)		—		—	—
Total distributions to shareholders	(1.00)		(0.57)		(0.51)		(0.15)		(0.18)	(0.23)
Net asset value, end of period	$10.92		$11.31		$11.28		$10.91		$10.85	$10.00
Total return	5.46%		5.32%		8.17%		1.96%		10.43%	27.94%
Ratios to average net assets(b)
Total gross expenses	1.26%		1.22%		1.44%		1.39	%(c)(d)	1.25%	1.25%
Total net expenses(e)	1.26	%(f)	1.22	%(f)	1.32	%(f)	1.31	%(c)(d)(f)	1.25%	1.25%
Net investment income	0.88%		1.30%		1.36%		1.58	%(c)	1.75%	2.51%
Supplemental data
Net assets, end of period (in thousands)	$17,080		$27,184		$8,335		$14,587		$26,181	$40,508
Portfolio turnover	14%		30%		38%		55%		87%	34%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

	Year Ended January 31,								Year Ended March 31,
Class C	2015		2014		2013		2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$11.23		$11.20		$10.84		$10.78		$9.94	$7.96
Income from investment operations:
Net investment income	0.11		0.16		0.16		0.14		0.18	0.23
Net realized and unrealized gain	0.50		0.44		0.71		0.07		0.84	1.98
Total from investment operations	0.61		0.60		0.87		0.21		1.02	2.21
Less distributions to shareholders:
Net investment income	(0.14)		(0.25)		(0.24)		(0.15)		(0.18)	(0.23)
Net realized gains	(0.86)		(0.32)		(0.27)		—		—	—
Total distributions to shareholders	(1.00)		(0.57)		(0.51)		(0.15)		(0.18)	(0.23)
Net asset value, end of period	$10.84		$11.23		$11.20		$10.84		$10.78	$9.94
Total return	5.50%		5.35%		8.13%		1.97%		10.39%	27.99%
Ratios to average net assets(b)
Total gross expenses	1.26%		1.23%		1.45%		1.39	%(c)(d)	1.25%	1.25%
Total net expenses(e)	1.26	%(f)	1.23	%(f)	1.32	%(f)	1.32	%(c)(d)(f)	1.25%	1.25%
Net investment income	0.96%		1.38%		1.44%		1.61	%(c)	1.77%	2.51%
Supplemental data
Net assets, end of period (in thousands)	$90,199		$85,756		$23,470		$24,156		$23,651	$23,321
Portfolio turnover	14%		30%		38%		55%		87%	34%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

	Year Ended January 31,
Class K	2015	2014(a)
Per share data
Net asset value, beginning of period	$11.22	$11.25
Income from investment operations:
Net investment income	0.18	0.32
Net realized and unrealized gain	0.52	0.32
Total from investment operations	0.70	0.64
Less distributions to shareholders:
Net investment income	(0.24)	(0.35)
Net realized gains	(0.86)	(0.32)
Total distributions to shareholders	(1.10)	(0.67)
Net asset value, end of period	$10.82	$11.22
Total return	6.31%	5.72%
Ratios to average net assets(b)
Total gross expenses	0.41%	0.38	%(c)
Total net expenses(d)	0.41%	0.38	%(c)
Net investment income	1.53%	3.10	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3	$56
Portfolio turnover	14%	30%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

	Year Ended January 31,								Year Ended March 31,
Class R	2015		2014		2013		2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$11.38		$11.34		$10.96		$10.90		$10.04	$8.04
Income from investment operations:
Net investment income	0.17		0.21		0.23		0.18		0.23	0.28
Net realized and unrealized gain	0.50		0.45		0.72		0.07		0.86	2.00
Total from investment operations	0.67		0.66		0.95		0.25		1.09	2.28
Less distributions to shareholders:
Net investment income	(0.20)		(0.30)		(0.30)		(0.19)		(0.23)	(0.28)
Net realized gains	(0.86)		(0.32)		(0.27)		—		—	—
Total distributions to shareholders	(1.06)		(0.62)		(0.57)		(0.19)		(0.23)	(0.28)
Net asset value, end of period	$10.99		$11.38		$11.34		$10.96		$10.90	$10.04
Total return	5.95%		5.87%		8.76%		2.34%		11.03%	28.58%
Ratios to average net assets(b)
Total gross expenses	0.76%		0.74%		0.96%		0.89	%(c)(d)	0.75%	0.75%
Total net expenses(e)	0.76	%(f)	0.74	%(f)	0.81	%(f)	0.82	%(c)(d)(f)	0.75%	0.75%
Net investment income	1.46%		1.85%		2.04%		2.03	%(c)	2.28%	3.00%
Supplemental data
Net assets, end of period (in thousands)	$2,230		$2,243		$2,148		$1,102		$428	$559
Portfolio turnover	14%		30%		38%		55%		87%	34%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

	Year Ended January 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$11.29		$11.25		$11.30
Income from investment operations:
Net investment income	0.24		0.27		0.09
Net realized and unrealized gain	0.48		0.46		0.26
Total from investment operations	0.72		0.73		0.35
Less distributions to shareholders:
Net investment income	(0.26)		(0.37)		(0.17)
Net realized gains	(0.86)		(0.32)		(0.23)
Total distributions to shareholders	(1.12)		(0.69)		(0.40)
Net asset value, end of period	$10.89		$11.29		$11.25
Total return	6.44%		6.52%		3.11%
Ratios to average net assets(b)
Total gross expenses	0.26%		0.19%		0.51	%(c)
Total net expenses(d)	0.26	%(e)	0.19	%(e)	0.37	%(c)
Net investment income	2.19%		2.36%		3.68	%(c)
Supplemental data
Net assets, end of period (in thousands)	$966		$2		$2
Portfolio turnover	14%		30%		38%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

	Year Ended January 31,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$11.28	$11.25	$11.30
Income from investment operations:
Net investment income	0.26	0.38	0.10
Net realized and unrealized gain	0.48	0.35	0.25
Total from investment operations	0.74	0.73	0.35
Less distributions to shareholders:
Net investment income	(0.27)	(0.38)	(0.17)
Net realized gains	(0.86)	(0.32)	(0.23)
Total distributions to shareholders	(1.13)	(0.70)	(0.40)
Net asset value, end of period	$10.89	$11.28	$11.25
Total return	6.63%	6.53%	3.13%
Ratios to average net assets(b)
Total gross expenses	0.18%	0.13%	0.41	%(c)
Total net expenses(d)	0.18%	0.13%	0.29	%(c)
Net investment income	2.33%	3.35%	3.77	%(c)
Supplemental data
Net assets, end of period (in thousands)	$217	$74	$2
Portfolio turnover	14%	30%	38%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

	Year Ended January 31,
Class Y	2015	2014(a)
Per share data
Net asset value, beginning of period	$11.18	$11.32
Income from investment operations:
Net investment income	0.25	0.22
Net realized and unrealized gain	0.48	0.28
Total from investment operations	0.73	0.50
Less distributions to shareholders:
Net investment income	(0.28)	(0.32)
Net realized gains	(0.86)	(0.32)
Total distributions to shareholders	(1.14)	(0.64)
Net asset value, end of period	$10.77	$11.18
Total return	6.66%	4.51%
Ratios to average net assets(b)
Total gross expenses	0.09%	0.08	%(c)
Total net expenses(d)	0.09%	0.08	%(c)
Net investment income	2.24%	3.02	%(c)
Supplemental data
Net assets, end of period (in thousands)	$4	$2
Portfolio turnover	14%	30%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Conservative Portfolio

	Year Ended January 31,								Year Ended March 31,
Class Z	2015		2014		2013		2012(a)		2011	2010
Per share data
Net asset value, beginning of period	$11.25		$11.21		$10.85		$10.78		$9.94	$7.96
Income from investment operations:
Net investment income	0.22		0.28		0.27		0.23		0.28	0.33
Net realized and unrealized gain	0.50		0.44		0.71		0.07		0.84	1.98
Total from investment operations	0.72		0.72		0.98		0.30		1.12	2.31
Less distributions to shareholders:
Net investment income	(0.26)		(0.36)		(0.35)		(0.23)		(0.28)	(0.33)
Net realized gains	(0.86)		(0.32)		(0.27)		—		—	—
Total distributions to shareholders	(1.12)		(0.68)		(0.62)		(0.23)		(0.28)	(0.33)
Net asset value, end of period	$10.85		$11.25		$11.21		$10.85		$10.78	$9.94
Total return	6.47%		6.49%		9.22%		2.85%		11.49%	29.25%
Ratios to average net assets(b)
Total gross expenses	0.26%		0.24%		0.45%		0.39	%(c)(d)	0.25%	0.25%
Total net expenses(e)	0.26	%(f)	0.24	%(f)	0.32	%(f)	0.32	%(c)(d)(f)	0.25%	0.25%
Net investment income	1.97%		2.46%		2.45%		2.61	%(c)	2.77%	3.51%
Supplemental data
Net assets, end of period (in thousands)	$26,084		$25,287		$20,710		$21,157		$21,839	$20,406
Portfolio turnover	14%		30%		38%		55%		87%	34%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights

Columbia Capital Allocation Moderate Portfolio

	Year Ended January 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$12.00		$11.61		$10.75		$10.71		$9.46
Income from investment operations:
Net investment income	0.18		0.20		0.22		0.23		0.23
Net realized and unrealized gain	0.63		0.86		0.93		0.06		1.29
Total from investment operations	0.81		1.06		1.15		0.29		1.52
Less distributions to shareholders:
Net investment income	(0.24)		(0.31)		(0.29)		(0.25)		(0.27)
Net realized gains	(1.07)		(0.36)		—		—		—
Total distributions to shareholders	(1.31)		(0.67)		(0.29)		(0.25)		(0.27)
Net asset value, end of period	$11.50		$12.00		$11.61		$10.75		$10.71
Total return	6.77%		9.26%		10.87%		2.84%		16.23%
Ratios to average net assets(a)
Total gross expenses	0.48%		0.46%		0.46%		0.43%		0.43%
Total net expenses(b)	0.48	%(c)	0.46	%(c)	0.46	%(c)	0.43	%(c)	0.43%
Net investment income	1.49%		1.64%		1.98%		2.11%		2.32%
Supplemental data
Net assets, end of period (in thousands)	$1,437,972		$1,425,904		$1,331,311		$1,215,462		$1,164,732
Portfolio turnover	16%		23%		23%		58%		9%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Portfolio

	Year Ended January 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$11.94		$11.55		$10.70		$10.66		$9.41
Income from investment operations:
Net investment income	0.08		0.10		0.13		0.14		0.15
Net realized and unrealized gain	0.64		0.87		0.93		0.07		1.29
Total from investment operations	0.72		0.97		1.06		0.21		1.44
Less distributions to shareholders:
Net investment income	(0.15)		(0.22)		(0.21)		(0.17)		(0.19)
Net realized gains	(1.07)		(0.36)		—		—		—
Total distributions to shareholders	(1.22)		(0.58)		(0.21)		(0.17)		(0.19)
Net asset value, end of period	$11.44		$11.94		$11.55		$10.70		$10.66
Total return	6.00%		8.47%		9.99%		2.03%		15.43%
Ratios to average net assets(a)
Total gross expenses	1.23%		1.21%		1.20%		1.18%		1.19%
Total net expenses(b)	1.23	%(c)	1.21	%(c)	1.20	%(c)	1.18	%(c)	1.19%
Net investment income	0.66%		0.81%		1.17%		1.32%		1.47%
Supplemental data
Net assets, end of period (in thousands)	$47,829		$71,473		$94,225		$117,235		$153,336
Portfolio turnover	16%		23%		23%		58%		9%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Portfolio

	Year Ended January 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$11.92		$11.53		$10.69		$10.65		$9.41
Income from investment operations:
Net investment income	0.09		0.11		0.14		0.15		0.16
Net realized and unrealized gain	0.62		0.86		0.91		0.07		1.28
Total from investment operations	0.71		0.97		1.05		0.22		1.44
Less distributions to shareholders:
Net investment income	(0.15)		(0.22)		(0.21)		(0.18)		(0.20)
Net realized gains	(1.07)		(0.36)		—		—		—
Total distributions to shareholders	(1.22)		(0.58)		(0.21)		(0.18)		(0.20)
Net asset value, end of period	$11.41		$11.92		$11.53		$10.69		$10.65
Total return	5.92%		8.51%		9.95%		2.10%		15.40%
Ratios to average net assets(a)
Total gross expenses	1.23%		1.21%		1.21%		1.18%		1.19%
Total net expenses(b)	1.23	%(c)	1.21	%(c)	1.21	%(c)	1.18	%(c)	1.19%
Net investment income	0.77%		0.92%		1.25%		1.38%		1.62%
Supplemental data
Net assets, end of period (in thousands)	$180,143		$162,357		$132,770		$107,827		$90,001
Portfolio turnover	16%		23%		23%		58%		9%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Portfolio

	Year Ended January 31,
Class K	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$11.99	$11.60	$10.74	$10.70	$9.45
Income from investment operations:
Net investment income	0.19	0.21	0.21	0.23	0.27
Net realized and unrealized gain	0.63	0.86	0.95	0.08	1.26
Total from investment operations	0.82	1.07	1.16	0.31	1.53
Less distributions to shareholders:
Net investment income	(0.25)	(0.32)	(0.30)	(0.27)	(0.28)
Net realized gains	(1.07)	(0.36)	—	—	—
Total distributions to shareholders	(1.32)	(0.68)	(0.30)	(0.27)	(0.28)
Net asset value, end of period	$11.49	$11.99	$11.60	$10.74	$10.70
Total return	6.88%	9.39%	10.94%	2.94%	16.38%
Ratios to average net assets(a)
Total gross expenses	0.40%	0.36%	0.34%	0.34%	0.33%
Total net expenses(b)	0.40%	0.36%	0.34%	0.34%	0.33%
Net investment income	1.55%	1.77%	1.93%	2.18%	2.66%
Supplemental data
Net assets, end of period (in thousands)	$292	$359	$298	$748	$760
Portfolio turnover	16%	23%	23%	58%	9%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Portfolio

	Year Ended January 31,
Class R	2015		2014		2013		2012	2011(a)
Per share data
Net asset value, beginning of period	$11.97		$11.58		$10.74		$10.70	$10.10
Income from investment operations:
Net investment income	0.15		0.23		0.18		0.30	0.11
Net realized and unrealized gain (loss)	0.63		0.80		0.93		(0.02)	0.60
Total from investment operations	0.78		1.03		1.11		0.28	0.71
Less distributions to shareholders:
Net investment income	(0.21)		(0.28)		(0.27)		(0.24)	(0.11)
Net realized gains	(1.07)		(0.36)		—		—	—
Total distributions to shareholders	(1.28)		(0.64)		(0.27)		(0.24)	(0.11)
Net asset value, end of period	$11.47		$11.97		$11.58		$10.74	$10.70
Total return	6.52%		9.02%		10.46%		2.66%	7.06%
Ratios to average net assets(b)
Total gross expenses	0.73%		0.72%		0.70%		0.71%	0.67	%(c)
Total net expenses(d)	0.73	%(e)	0.72	%(e)	0.70	%(e)	0.71%	0.67	%(c)
Net investment income	1.29%		1.92%		1.67%		2.93%	3.18	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,610		$1,147		$138		$60	$3
Portfolio turnover	16%		23%		23%		58%	9%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Portfolio

	Year Ended January 31,
Class R4	2015		2014(a)
Per share data
Net asset value, beginning of period	$11.90		$11.82
Income from investment operations:
Net investment income	0.26		0.18
Net realized and unrealized gain	0.57		0.53
Total from investment operations	0.83		0.71
Less distributions to shareholders:
Net investment income	(0.27)		(0.27)
Net realized gains	(1.07)		(0.36)
Total distributions to shareholders	(1.34)		(0.63)
Net asset value, end of period	$11.39		$11.90
Total return	7.06%		6.11%
Ratios to average net assets(b)
Total gross expenses	0.23%		0.21	%(c)
Total net expenses(d)	0.23	%(e)	0.21	%(c)(e)
Net investment income	2.22%		2.36	%(c)
Supplemental data
Net assets, end of period (in thousands)	$29		$3
Portfolio turnover	16%		23%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Portfolio

	Year Ended January 31,
Class R5	2015	2014(a)
Per share data
Net asset value, beginning of period	$11.90	$11.82
Income from investment operations:
Net investment income	0.39	0.19
Net realized and unrealized gain	0.46	0.53
Total from investment operations	0.85	0.72
Less distributions to shareholders:
Net investment income	(0.29)	(0.28)
Net realized gains	(1.07)	(0.36)
Total distributions to shareholders	(1.36)	(0.64)
Net asset value, end of period	$11.39	$11.90
Total return	7.21%	6.21%
Ratios to average net assets(b)
Total gross expenses	0.16%	0.11	%(c)
Total net expenses(d)	0.16%	0.11	%(c)
Net investment income	3.39%	2.51	%(c)
Supplemental data
Net assets, end of period (in thousands)	$78	$3
Portfolio turnover	16%	23%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Portfolio

	Year Ended January 31,
Class Y	2015	2014(a)
Per share data
Net asset value, beginning of period	$11.90	$11.82
Income from investment operations:
Net investment income	0.23	0.19
Net realized and unrealized gain	0.61	0.54
Total from investment operations	0.84	0.73
Less distributions to shareholders:
Net investment income	(0.29)	(0.29)
Net realized gains	(1.07)	(0.36)
Total distributions to shareholders	(1.36)	(0.65)
Net asset value, end of period	$11.38	$11.90
Total return	7.16%	6.25%
Ratios to average net assets(b)
Total gross expenses	0.06%	0.07	%(c)
Total net expenses(d)	0.06%	0.07	%(c)
Net investment income	1.92%	2.56	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2	$3
Portfolio turnover	16%	23%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Portfolio

	Year Ended January 31,
Class Z	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$11.99		$11.59		$10.75		$10.71		$10.10
Income from investment operations:
Net investment income	0.21		0.23		0.28		0.26		0.16
Net realized and unrealized gain	0.63		0.87		0.88		0.07		0.58
Total from investment operations	0.84		1.10		1.16		0.33		0.74
Less distributions to shareholders:
Net investment income	(0.27)		(0.34)		(0.32)		(0.29)		(0.13)
Net realized gains	(1.07)		(0.36)		—		—		—
Total distributions to shareholders	(1.34)		(0.70)		(0.32)		(0.29)		(0.13)
Net asset value, end of period	$11.49		$11.99		$11.59		$10.75		$10.71
Total return	7.05%		9.65%		10.98%		3.15%		7.31%
Ratios to average net assets(b)
Total gross expenses	0.23%		0.21%		0.22%		0.19%		0.11	%(c)
Total net expenses(d)	0.23	%(e)	0.21	%(e)	0.22	%(e)	0.19	%(e)	0.11	%(c)
Net investment income	1.77%		1.90%		2.54%		2.49%		4.32	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,989		$3,352		$2,544		$836		$7
Portfolio turnover	16%		23%		23%		58%		9%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,								Year Ended March 31,
Class A	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$13.01		$12.04		$11.30		$11.61		$10.23		$7.33
Income from investment operations:
Net investment income	0.16		0.18		0.18		0.15		0.19		0.23
Net realized and unrealized gain (loss)	0.76		1.21		1.07		(0.30)		1.37		2.89
Total from investment operations	0.92		1.39		1.25		(0.15)		1.56		3.12
Less distributions to shareholders:
Net investment income	(0.25)		(0.25)		(0.22)		(0.14)		(0.18)		(0.22)
Net realized gains	(1.23)		(0.17)		(0.29)		(0.02)		—		—
Total distributions to shareholders	(1.48)		(0.42)		(0.51)		(0.16)		(0.18)		(0.22)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		—
Net asset value, end of period	$12.45		$13.01		$12.04		$11.30		$11.61		$10.23
Total return	7.03%		11.67%		11.28%		(1.20%)		15.48%		42.94%
Ratios to average net assets(c)
Total gross expenses	0.52%		0.50%		0.53%		0.51	%(d)(e)	0.50	%(e)	0.50%
Total net expenses(f)	0.52	%(g)	0.50	%(g)	0.53	%(g)	0.51	%(d)(e)(g)	0.50	%(e)	0.50%
Net investment income	1.22%		1.38%		1.51%		1.60	%(d)	1.75%		2.45%
Supplemental data
Net assets, end of period (in thousands)	$1,815,185		$1,805,239		$679,109		$665,859		$291,758		$245,327
Portfolio turnover	20%		22%		34%		42%		68%		27%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,								Year Ended March 31,
Class B	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$12.89		$11.94		$11.21		$11.53		$10.16		$7.29
Income from investment operations:
Net investment income	0.05		0.07		0.07		0.07		0.10		0.16
Net realized and unrealized gain (loss)	0.77		1.21		1.08		(0.29)		1.37		2.87
Total from investment operations	0.82		1.28		1.15		(0.22)		1.47		3.03
Less distributions to shareholders:
Net investment income	(0.16)		(0.16)		(0.13)		(0.08)		(0.10)		(0.16)
Net realized gains	(1.23)		(0.17)		(0.29)		(0.02)		—		—
Total distributions to shareholders	(1.39)		(0.33)		(0.42)		(0.10)		(0.10)		(0.16)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		—
Net asset value, end of period	$12.32		$12.89		$11.94		$11.21		$11.53		$10.16
Total return	6.32%		10.78%		10.45%		(1.87%)		14.63%		41.72%
Ratios to average net assets(c)
Total gross expenses	1.27%		1.25%		1.27%		1.26	%(d)(e)	1.25	%(e)	1.25%
Total net expenses(f)	1.27	%(g)	1.25	%(g)	1.27	%(g)	1.26	%(d)(e)(g)	1.25	%(e)	1.25%
Net investment income	0.37%		0.53%		0.65%		0.75	%(d)	0.99%		1.70%
Supplemental data
Net assets, end of period (in thousands)	$61,673		$92,956		$53,009		$85,005		$133,770		$181,026
Portfolio turnover	20%		22%		34%		42%		68%		27%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,								Year Ended March 31,
Class C	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$13.07		$12.11		$11.36		$11.68		$10.29		$7.38
Income from investment operations:
Net investment income	0.06		0.08		0.09		0.08		0.11		0.16
Net realized and unrealized gain (loss)	0.77		1.21		1.08		(0.30)		1.38		2.91
Total from investment operations	0.83		1.29		1.17		(0.22)		1.49		3.07
Less distributions to shareholders:
Net investment income	(0.16)		(0.16)		(0.13)		(0.08)		(0.10)		(0.16)
Net realized gains	(1.23)		(0.17)		(0.29)		(0.02)		—		—
Total distributions to shareholders	(1.39)		(0.33)		(0.42)		(0.10)		(0.10)		(0.16)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		—
Net asset value, end of period	$12.51		$13.07		$12.11		$11.36		$11.68		$10.29
Total return	6.30%		10.71%		10.49%		(1.85%)		14.64%		41.76%
Ratios to average net assets(c)
Total gross expenses	1.27%		1.25%		1.28%		1.26	%(d)(e)	1.25	%(e)	1.25%
Total net expenses(f)	1.27	%(g)	1.25	%(g)	1.28	%(g)	1.26	%(d)(e)(g)	1.25	%(e)	1.25%
Net investment income	0.49%		0.63%		0.75%		0.81	%(d)	1.00%		1.70%
Supplemental data
Net assets, end of period (in thousands)	$213,166		$198,837		$84,349		$86,321		$91,556		$87,496
Portfolio turnover	20%		22%		34%		42%		68%		27%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,
Class K	2015	2014(a)
Per share data
Net asset value, beginning of period	$12.98	$12.07
Income from investment operations:
Net investment income	0.18	0.18
Net realized and unrealized gain	0.75	1.17
Total from investment operations	0.93	1.35
Less distributions to shareholders:
Net investment income	(0.26)	(0.27)
Net realized gains	(1.23)	(0.17)
Total distributions to shareholders	(1.49)	(0.44)
Net asset value, end of period	$12.42	$12.98
Total return	7.17%	11.31%
Ratios to average net assets(b)
Total gross expenses	0.41%	0.38	%(c)
Total net expenses(d)	0.41%	0.38	%(c)
Net investment income	1.34%	1.57	%(c)
Supplemental data
Net assets, end of period (in thousands)	$98	$105
Portfolio turnover	20%	22%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,								Year Ended March 31,
Class R	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$12.99		$12.03		$11.29		$11.60		$10.22		$7.33
Income from investment operations:
Net investment income	0.13		0.13		0.15		0.13		0.16		0.20
Net realized and unrealized gain (loss)	0.76		1.22		1.07		(0.30)		1.38		2.89
Total from investment operations	0.89		1.35		1.22		(0.17)		1.54		3.09
Less distributions to shareholders:
Net investment income	(0.21)		(0.22)		(0.19)		(0.12)		(0.16)		(0.20)
Net realized gains	(1.23)		(0.17)		(0.29)		(0.02)		—		—
Total distributions to shareholders	(1.44)		(0.39)		(0.48)		(0.14)		(0.16)		(0.20)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		—
Net asset value, end of period	$12.44		$12.99		$12.03		$11.29		$11.60		$10.22
Total return	6.86%		11.31%		11.01%		(1.39%)		15.21%		42.46%
Ratios to average net assets(c)
Total gross expenses	0.77%		0.75%		0.78%		0.77	%(d)(e)	0.75	%(e)	0.75%
Total net expenses(f)	0.77	%(g)	0.75	%(g)	0.78	%(g)	0.77	%(d)(e)(g)	0.75	%(e)	0.75%
Net investment income	1.01%		1.02%		1.26%		1.40	%(d)	1.54%		2.16%
Supplemental data
Net assets, end of period (in thousands)	$4,270		$4,347		$4,664		$3,908		$1,517		$1,740
Portfolio turnover	20%		22%		34%		42%		68%		27%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$13.08		$12.11		$11.71
Income from investment operations:
Net investment income	0.53		0.18		0.11
Net realized and unrealized gain	0.44		1.25		0.65
Total from investment operations	0.97		1.43		0.76
Less distributions to shareholders:
Net investment income	(0.28)		(0.29)		(0.14)
Net realized gains	(1.23)		(0.17)		(0.22)
Total distributions to shareholders	(1.51)		(0.46)		(0.36)
Net asset value, end of period	$12.54		$13.08		$12.11
Total return	7.41%		11.95%		6.60%
Ratios to average net assets(b)
Total gross expenses	0.29%		0.22%		0.24	%(c)
Total net expenses(d)	0.29	%(e)	0.22	%(e)	0.24	%(c)
Net investment income	4.16%		1.39%		3.98	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,054		$7		$3
Portfolio turnover	20%		22%		34%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,
Class R5	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$13.08	$12.11	$11.71
Income from investment operations:
Net investment income	0.21	0.33	0.11
Net realized and unrealized gain	0.77	1.12	0.66
Total from investment operations	0.98	1.45	0.77
Less distributions to shareholders:
Net investment income	(0.30)	(0.31)	(0.15)
Net realized gains	(1.23)	(0.17)	(0.22)
Total distributions to shareholders	(1.53)	(0.48)	(0.37)
Net asset value, end of period	$12.53	$13.08	$12.11
Total return	7.46%	12.07%	6.64%
Ratios to average net assets(b)
Total gross expenses	0.16%	0.18%	0.12	%(c)
Total net expenses(d)	0.16%	0.18%	0.12	%(c)
Net investment income	1.62%	2.56%	4.10	%(c)
Supplemental data
Net assets, end of period (in thousands)	$648	$577	$3
Portfolio turnover	20%	22%	34%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,								Year Ended March 31,
Class T	2015		2014		2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$13.00		$12.04		$11.30		$11.61		$11.49
Income from investment operations:
Net investment income	0.16		0.16		0.17		0.15		0.02
Net realized and unrealized gain (loss)	0.76		1.22		1.07		(0.30)		0.13
Total from investment operations	0.92		1.38		1.24		(0.15)		0.15
Less distributions to shareholders:
Net investment income	(0.24)		(0.25)		(0.21)		(0.14)		(0.03)
Net realized gains	(1.23)		(0.17)		(0.29)		(0.02)		—
Total distributions to shareholders	(1.47)		(0.42)		(0.50)		(0.16)		(0.03)
Proceeds from regulatory settlements	—		—		—		0.00	(c)	—
Net asset value, end of period	$12.45		$13.00		$12.04		$11.30		$11.61
Total return	7.07%		11.52%		11.23%		(1.23%)		1.28%
Ratios to average net assets(d)
Total gross expenses	0.56%		0.55%		0.58%		0.56	%(e)(f)	0.55	%(e)
Total net expenses(g)	0.54	%(h)	0.55	%(h)	0.58	%(h)	0.56	%(e)(f)(h)	0.55	%(e)
Net investment income	1.20%		1.24%		1.46%		1.58	%(e)	2.26	%(e)
Supplemental data
Net assets, end of period (in thousands)	$97,408		$101,766		$100,955		$102,913		$3
Portfolio turnover	20%		22%		34%		42%		68%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,
Class Y	2015	2014(a)
Per share data
Net asset value, beginning of period	$12.87	$12.35
Income from investment operations:
Net investment income	0.21	0.18
Net realized and unrealized gain	0.76	0.78
Total from investment operations	0.97	0.96
Less distributions to shareholders:
Net investment income	(0.30)	(0.27)
Net realized gains	(1.23)	(0.17)
Total distributions to shareholders	(1.53)	(0.44)
Net asset value, end of period	$12.31	$12.87
Total return	7.58%	7.88%
Ratios to average net assets(b)
Total gross expenses	0.09%	0.07	%(c)
Total net expenses(d)	0.09%	0.07	%(c)
Net investment income	1.64%	2.22	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2	$3
Portfolio turnover	20%	22%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Moderate Aggressive Portfolio

	Year Ended January 31,								Year Ended March 31,
Class Z	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$12.99		$12.03		$11.29		$11.60		$10.21		$7.33
Income from investment operations:
Net investment income	0.19		0.19		0.20		0.17		0.21		0.25
Net realized and unrealized gain (loss)	0.77		1.23		1.08		(0.30)		1.39		2.88
Total from investment operations	0.96		1.42		1.28		(0.13)		1.60		3.13
Less distributions to shareholders:
Net investment income	(0.28)		(0.29)		(0.25)		(0.16)		(0.21)		(0.25)
Net realized gains	(1.23)		(0.17)		(0.29)		(0.02)		—		—
Total distributions to shareholders	(1.51)		(0.46)		(0.54)		(0.18)		(0.21)		(0.25)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		—
Net asset value, end of period	$12.44		$12.99		$12.03		$11.29		$11.60		$10.21
Total return	7.40%		11.87%		11.57%		(1.00%)		15.89%		43.01%
Ratios to average net assets(c)
Total gross expenses	0.27%		0.25%		0.28%		0.26	%(d)(e)	0.25	%(e)	0.25%
Total net expenses(f)	0.27	%(g)	0.25	%(g)	0.28	%(g)	0.26	%(d)(e)(g)	0.25	%(e)	0.25%
Net investment income	1.47%		1.49%		1.72%		1.86	%(d)	2.03%		2.69%
Supplemental data
Net assets, end of period (in thousands)	$128,314		$128,234		$147,433		$146,805		$56,805		$64,967
Portfolio turnover	20%		22%		34%		42%		68%		27%

Notes to Financial Highlights

(a)  For the period from April 1, 2011 to January 31, 2012. During the period, the Fund's fiscal year end was changed from March 31 to January 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights

Columbia Capital Allocation Aggressive Portfolio

	Year Ended January 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$12.82		$11.41		$10.19		$10.28		$8.62
Income from investment operations:
Net investment income	0.12		0.12		0.13		0.12		0.14
Net realized and unrealized gain (loss)	0.86		1.53		1.25		(0.07)		1.69
Total from investment operations	0.98		1.65		1.38		0.05		1.83
Less distributions to shareholders:
Net investment income	(0.30)		(0.24)		(0.16)		(0.14)		(0.17)
Net realized gains	(0.96)		—		—		—		—
Total distributions to shareholders	(1.26)		(0.24)		(0.16)		(0.14)		(0.17)
Net asset value, end of period	$12.54		$12.82		$11.41		$10.19		$10.28
Total return	7.50%		14.41%		13.63%		0.60%		21.22%
Ratios to average net assets(a)
Total gross expenses	0.54%		0.52%		0.52%		0.49%		0.50%
Total net expenses(b)	0.54	%(c)	0.52	%(c)	0.51	%(c)	0.49	%(c)	0.50%
Net investment income	0.92%		0.98%		1.25%		1.18%		1.48%
Supplemental data
Net assets, end of period (in thousands)	$577,868		$554,189		$495,722		$472,855		$489,241
Portfolio turnover	27%		29%		21%		83%		10%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Aggressive Portfolio

	Year Ended January 31,
Class B	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$12.81		$11.41		$10.17		$10.24		$8.57
Income from investment operations:
Net investment income	0.01		0.02		0.04		0.04		0.06
Net realized and unrealized gain (loss)	0.87		1.53		1.26		(0.07)		1.69
Total from investment operations	0.88		1.55		1.30		(0.03)		1.75
Less distributions to shareholders:
Net investment income	(0.20)		(0.15)		(0.06)		(0.04)		(0.08)
Net realized gains	(0.96)		—		—		—		—
Total distributions to shareholders	(1.16)		(0.15)		(0.06)		(0.04)		(0.08)
Net asset value, end of period	$12.53		$12.81		$11.41		$10.17		$10.24
Total return	6.72%		13.54%		12.80%		(0.22%)		20.46%
Ratios to average net assets(a)
Total gross expenses	1.28%		1.27%		1.26%		1.24%		1.26%
Total net expenses(b)	1.28	%(c)	1.27	%(c)	1.26	%(c)	1.24	%(c)	1.26%
Net investment income	0.04%		0.14%		0.41%		0.38%		0.62%
Supplemental data
Net assets, end of period (in thousands)	$22,043		$31,473		$39,020		$49,003		$66,323
Portfolio turnover	27%		29%		21%		83%		10%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Aggressive Portfolio

	Year Ended January 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$12.62		$11.24		$10.04		$10.14		$8.50
Income from investment operations:
Net investment income	0.03		0.03		0.05		0.04		0.07
Net realized and unrealized gain (loss)	0.83		1.50		1.24		(0.07)		1.67
Total from investment operations	0.86		1.53		1.29		(0.03)		1.74
Less distributions to shareholders:
Net investment income	(0.20)		(0.15)		(0.09)		(0.07)		(0.10)
Net realized gains	(0.96)		—		—		—		—
Total distributions to shareholders	(1.16)		(0.15)		(0.09)		(0.07)		(0.10)
Net asset value, end of period	$12.32		$12.62		$11.24		$10.04		$10.14
Total return	6.66%		13.56%		12.86%		(0.23%)		20.45%
Ratios to average net assets(a)
Total gross expenses	1.29%		1.27%		1.27%		1.24%		1.25%
Total net expenses(b)	1.29	%(c)	1.27	%(c)	1.26	%(c)	1.24	%(c)	1.25%
Net investment income	0.22%		0.27%		0.52%		0.44%		0.72%
Supplemental data
Net assets, end of period (in thousands)	$62,488		$50,676		$38,461		$33,266		$31,772
Portfolio turnover	27%		29%		21%		83%		10%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Aggressive Portfolio

	Year Ended January 31,
Class K	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$12.84	$11.43	$10.20	$10.30	$8.63
Income from investment operations:
Net investment income	0.10	0.14	0.15	0.13	0.15
Net realized and unrealized gain (loss)	0.89	1.52	1.25	(0.07)	1.70
Total from investment operations	0.99	1.66	1.40	0.06	1.85
Less distributions to shareholders:
Net investment income	(0.31)	(0.25)	(0.17)	(0.16)	(0.18)
Net realized gains	(0.96)	—	—	—	—
Total distributions to shareholders	(1.27)	(0.25)	(0.17)	(0.16)	(0.18)
Net asset value, end of period	$12.56	$12.84	$11.43	$10.20	$10.30
Total return	7.60%	14.52%	13.84%	0.64%	21.46%
Ratios to average net assets(a)
Total gross expenses	0.43%	0.40%	0.37%	0.35%	0.38%
Total net expenses(b)	0.43%	0.40%	0.37%	0.35%	0.38%
Net investment income	0.72%	1.13%	1.37%	1.30%	1.62%
Supplemental data
Net assets, end of period (in thousands)	$68	$152	$126	$451	$461
Portfolio turnover	27%	29%	21%	83%	10%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Aggressive Portfolio

	Year Ended January 31,
Class R	2015		2014		2013		2012	2011(a)
Per share data
Net asset value, beginning of period	$12.75		$11.35		$10.16		$10.25	$9.42
Income from investment operations:
Net investment income	0.10		0.14		0.11		0.10	0.10
Net realized and unrealized gain (loss)	0.83		1.47		1.24		(0.07)	0.92
Total from investment operations	0.93		1.61		1.35		0.03	1.02
Less distributions to shareholders:
Net investment income	(0.26)		(0.21)		(0.16)		(0.12)	(0.19)
Net realized gains	(0.96)		—		—		—	—
Total distributions to shareholders	(1.22)		(0.21)		(0.16)		(0.12)	(0.19)
Net asset value, end of period	$12.46		$12.75		$11.35		$10.16	$10.25
Total return	7.19%		14.13%		13.38%		0.33%	10.87%
Ratios to average net assets(b)
Total gross expenses	0.79%		0.78%		0.79%		0.70%	0.71	%(c)
Total net expenses(d)	0.79	%(e)	0.78	%(e)	0.76	%(e)	0.70%	0.71	%(c)
Net investment income	0.72%		1.12%		1.03%		0.98%	2.91	%(c)
Supplemental data
Net assets, end of period (in thousands)	$912		$644		$182		$3	$3
Portfolio turnover	27%		29%		21%		83%	10%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Aggressive Portfolio

	Year Ended January 31,
Class R4	2015		2014(a)
Per share data
Net asset value, beginning of period	$12.63		$11.82
Income from investment operations:
Net investment income	0.54		0.20
Net realized and unrealized gain	0.46		0.88
Total from investment operations	1.00		1.08
Less distributions to shareholders:
Net investment income	(0.33)		(0.27)
Net realized gains	(0.96)		—
Total distributions to shareholders	(1.29)		(0.27)
Net asset value, end of period	$12.34		$12.63
Total return	7.78%		9.08%
Ratios to average net assets(b)
Total gross expenses	0.28%		0.29	%(c)
Total net expenses(d)	0.28	%(e)	0.29	%(c)(e)
Net investment income	4.28%		2.54	%(c)
Supplemental data
Net assets, end of period (in thousands)	$497		$26
Portfolio turnover	27%		29%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Aggressive Portfolio

	Year Ended January 31,
Class R5	2015	2014(a)
Per share data
Net asset value, beginning of period	$12.63	$11.82
Income from investment operations:
Net investment income	0.16	0.04
Net realized and unrealized gain	0.85	1.06
Total from investment operations	1.01	1.10
Less distributions to shareholders:
Net investment income	(0.35)	(0.29)
Net realized gains	(0.96)	—
Total distributions to shareholders	(1.31)	(0.29)
Net asset value, end of period	$12.33	$12.63
Total return	7.83%	9.27%
Ratios to average net assets(b)
Total gross expenses	0.18%	0.19	%(c)
Total net expenses(d)	0.18%	0.19	%(c)
Net investment income	1.22%	0.47	%(c)
Supplemental data
Net assets, end of period (in thousands)	$381	$385
Portfolio turnover	27%	29%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Aggressive Portfolio

	Year Ended January 31,
Class Y	2015	2014(a)
Per share data
Net asset value, beginning of period	$12.62	$11.82
Income from investment operations:
Net investment income	0.17	0.15
Net realized and unrealized gain	0.84	0.95
Total from investment operations	1.01	1.10
Less distributions to shareholders:
Net investment income	(0.35)	(0.30)
Net realized gains	(0.96)	—
Total distributions to shareholders	(1.31)	(0.30)
Net asset value, end of period	$12.32	$12.62
Total return	7.88%	9.23%
Ratios to average net assets(b)
Total gross expenses	0.14%	0.06	%(c)
Total net expenses(d)	0.14%	0.06	%(c)
Net investment income	1.30%	1.95	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2	$3
Portfolio turnover	27%	29%

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Financial Highlights (continued)

Columbia Capital Allocation Aggressive Portfolio

	Year Ended January 31,
Class Z	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$12.78		$11.36		$10.16		$10.26		$9.42
Income from investment operations:
Net investment income	0.17		0.19		0.21		0.14		0.12
Net realized and unrealized gain (loss)	0.83		1.50		1.19		(0.07)		0.92
Total from investment operations	1.00		1.69		1.40		0.07		1.04
Less distributions to shareholders:
Net investment income	(0.33)		(0.27)		(0.20)		(0.17)		(0.20)
Net realized gains	(0.96)		—		—		—		—
Total distributions to shareholders	(1.29)		(0.27)		(0.20)		(0.17)		(0.20)
Net asset value, end of period	$12.49		$12.78		$11.36		$10.16		$10.26
Total return	7.70%		14.82%		13.87%		0.83%		11.11%
Ratios to average net assets(b)
Total gross expenses	0.29%		0.28%		0.28%		0.24%		0.18	%(c)
Total net expenses(d)	0.29	%(e)	0.28	%(e)	0.26	%(e)	0.24	%(e)	0.18	%(c)
Net investment income	1.30%		1.51%		2.00%		1.40%		3.44	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,433		$951		$413		$168		$3
Portfolio turnover	27%		29%		21%		83%		10%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

Columbia Capital Allocation Portfolios

Notes to Financial Statements

January 31, 2015

Note 1. Organization

Columbia Funds Series Trust and Columbia Funds Series Trust II, (each, a Trust and collectively, the Trusts) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies. Columbia Funds Series Trust is organized as a Delaware statutory trust and Columbia Funds Series Trust II is organized as a Massachusetts business trust.

Information presented in these financial statements pertains to the following series of the Trusts (each, a Fund and collectively, the Funds): Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Aggressive Portfolio, each a series of Columbia Funds Series Trust, and Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio, each a series of Columbia Funds Series Trust II. Each Fund currently operates as a diversified fund.

Each Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates, as well as third-party advised (unaffiliated) funds, including exchange-traded funds (ETFs) (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

Each Trust may issue an unlimited number of shares (without par value) that can be allocated among the separate series as designated by the Board of Trustees (the Board).

Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio each offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class Y and Class Z shares. Columbia Capital Allocation Moderate Aggressive Portfolio offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class T, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trusts' organizational documents and by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 4.75% for Columbia Capital Allocation Conservative Portfolio. Class A shares of Columbia Capital Allocation Moderate Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio, Columbia Capital Allocation Moderate Aggressive Portfolio and Columbia Capital Allocation Aggressive Portfolio are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Each Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T
Annual Report 2015

Columbia Capital Allocation Portfolios

Notes to Financial Statements (continued)

January 31, 2015

shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange (NYSE) on the valuation date.

All equity securities are valued at the close of business of the NYSE. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

Each Fund may invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for

Annual Report 2015

Columbia Capital Allocation Portfolios

Notes to Financial Statements (continued)

January 31, 2015

an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be

Annual Report 2015

Columbia Capital Allocation Portfolios

Notes to Financial Statements (continued)

January 31, 2015

used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended January 31, 2015 for Columbia Capital Allocation Conservative Portfolio are as follows:

	Puts
	Contracts	Premiums ($)
Balance at January 31, 2014	—	—
Opened	25	456,876
Closed	(25)	(456,876)
Balance at January 31, 2015	—	—

Contracts and premiums associated with options contracts written for the year ended January 31, 2015 for Columbia Capital Allocation Moderate Conservative Portfolio are as follows:

	Puts
	Contracts	Premiums ($)
Balance at January 31, 2014	—	—
Opened	94	1,717,856
Closed	(94)	(1,717,856)
Balance at January 31, 2015	—	—

Annual Report 2015

Columbia Capital Allocation Portfolios

Notes to Financial Statements (continued)

January 31, 2015

Contracts and premiums associated with options contracts written for the year ended January 31, 2015 for Columbia Capital Allocation Moderate Portfolio are as follows:

	Puts
	Contracts	Premiums ($)
Balance at January 31, 2014	—	—
Opened	337	6,158,695
Closed	(337)	(6,158,695)
Balance at January 31, 2015	—	—

Contracts and premiums associated with options contracts written for the year ended January 31, 2015 for Columbia Capital Allocation Moderate Aggressive Portfolio are as follows:

	Puts
	Contracts	Premiums ($)
Balance at January 31, 2014	—	—
Opened	592	10,818,835
Closed	(592)	(10,818,835)
Balance at January 31, 2015	—	—

Contracts and premiums associated with options contracts written for the year ended January 31, 2015 for Columbia Capital Allocation Aggressive Portfolio are as follows:

	Puts
	Contracts	Premiums ($)
Balance at January 31, 2014	—	—
Opened	199	3,636,737
Closed	(199)	(3,636,737)
Balance at January 31, 2015	—	—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Columbia Capital Allocation Conservative Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	39,849	*
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	41,704	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	976,250	25,767	1,002,017
Interest rate risk	288,852	—	288,852
Total	1,265,102	25,767	1,290,869
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	(64,064)	—	(64,064)
Interest rate risk	(108,372)	—	(108,372)
Total	(172,436)	—	(172,436)

Annual Report 2015

Columbia Capital Allocation Portfolios

Notes to Financial Statements (continued)

January 31, 2015

The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	16,652,496
Futures contracts — Short	469,475
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	55,938
Options contracts — Written	(11,875)

*Based on the ending quarterly outstanding amounts for the year ended January 31, 2015.

Columbia Capital Allocation Moderate Conservative Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	435,104	*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	369,638	*
Total		804,742
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	145,890	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	2,465,738	96,882	2,562,620
Interest rate risk	748,753	—	748,753
Total	3,214,491	96,882	3,311,373
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	91,214	—	91,214
Interest rate risk	197,241	—	197,241
Total	288,455	—	288,455

The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	52,893,748
Futures contracts — Short	1,877,900
Derivative Instrument	Average Market Value ($)*
Options contracts (purchased)	210,325
Options contracts (written)	44,650

Columbia Capital Allocation Moderate Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	885,159	*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	897,749	*
Total		1,782,908
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	224,002	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2015

Columbia Capital Allocation Portfolios

Notes to Financial Statements (continued)

January 31, 2015

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	5,250,759	347,332	5,598,091
Interest rate risk	1,118,966	—	1,118,966
Total	6,369,725	347,332	6,717,057
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	(313,042)	—	(313,042)
Interest rate risk	714,047	—	714,047
Total	401,005	—	401,005

The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	117,103,245
Futures contracts — Short	6,924,756
Derivative Instrument	Average Market Value($)*
Options contracts (purchased)	754,038
Options contracts (written)	(160,075)

*Based on the ending quarterly outstanding amounts for the year ended January 31, 2015.

Columbia Capital Allocation Moderate Aggressive Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	2,036,617	*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	192,097	*
Total		2,228,714
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	217,585	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	9,550,866	610,150	10,161,016
Interest rate risk	203,902	—	203,902
Total	9,754,768	610,150	10,364,918
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	462,148	—	462,148
Interest rate risk	167,756	—	167,756
Total	629,904	—	629,904

The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	205,506,030
Futures contracts — Short	12,088,981
Derivative Instrument	Average Market Value ($)*
Options contracts — Purchased	1,324,600
Options contracts — Written	281,200

*Based on the ending quarterly outstanding amounts for the year ended January 31, 2015.

Annual Report 2015

Columbia Capital Allocation Portfolios

Notes to Financial Statements (continued)

January 31, 2015

Columbia Capital Allocation Aggressive Portfolio

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	560,122	*
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	61,304	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	3,692,525	205,101	3,897,626
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	(44,839)	—	(44,839)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	60,775,717
Futures contracts — Short	3,990,538
Derivative Instrument	Average Market Value ($)*
Options contracts (purchased)	445,263
Options contracts (written)	94,525

*Based on the ending quarterly outstanding amounts for the year ended January 31, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trusts are allocated to the Funds and other funds of the Trusts based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

For federal income tax purposes, each Fund is treated as a separate entity. The Funds intend to qualify each year as separate regulated investment companies under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may

Annual Report 2015

Columbia Capital Allocation Portfolios

Notes to Financial Statements (continued)

January 31, 2015

be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Moderate Aggressive Portfolio. Distribution from net investment income, if any, are declared and paid annually for Columbia Capital Allocation Aggressive Portfolio. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trusts' organizational documents and, in some cases, by contract, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to a Trust or its funds. In addition, certain of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The investment management fee for the Funds is an annual fee that is a blend of (i) 0.00% on assets invested in Columbia proprietary funds that pay an investment management fee to the Investment Manager, (ii) 0.10% on assets invested in non-exchange-traded third-party advised mutual funds and (iii) 0.55% on assets invested in all other securities, including other funds advised by the Investment Manager that do not pay an investment management fee, ETFs, derivatives and individual securities.

The effective investment management fee rates, net of any waivers, based on each Fund's average daily net assets for the year ended January 31, 2015 were as follows:

Columbia Capital Allocation Conservative Portfolio	0.06%
Columbia Capital Allocation Moderate Conservative Portfolio	0.05
Columbia Capital Allocation Moderate Portfolio	0.05
Columbia Capital Allocation Moderate Aggressive Portfolio	0.06
Columbia Capital Allocation Aggressive Portfolio	0.06

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which the Funds invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. Each Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.02% of each Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the year ended January 31, 2015, other expenses paid by the Fund to this company were as follows:

Fund	Amount ($)
Columbia Capital Allocation Conservative Portfolio	1,688
Columbia Capital Allocation Moderate Conservative Portfolio	2,284
Columbia Capital Allocation Moderate Portfolio	3,851
Columbia Capital Allocation Moderate Aggressive Portfolio	4,916
Columbia Capital Allocation Aggressive Portfolio	2,235

Compensation of Board Members

Board members are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of each Fund, as defined

Annual Report 2015

Columbia Capital Allocation Portfolios

Notes to Financial Statements (continued)

January 31, 2015

under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. Each Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class Y shares do not pay transfer agency fees.

For the year ended January 31, 2015, the Funds' effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Fund	Class A (%)	Class B (%)	Class C (%)	Class K (%)	Class R (%)	Class R4 (%)	Class R5 (%)	Class T (%)	Class Z (%)
Columbia Capital Allocation Conservative Portfolio	0.14	0.14	0.14	0.05	0.14	0.13	0.05	—	0.14
Columbia Capital Allocation Moderate Conservative Portfolio	0.13	0.13	0.13	0.05	0.13	0.13	0.05	—	0.13
Fund	Class A (%)	Class B (%)	Class C (%)	Class K (%)	Class R (%)	Class R4 (%)	Class R5 (%)	Class T (%)	Class Z (%)
Columbia Capital Allocation Moderate Portfolio	0.13	0.13	0.13	0.05	0.13	0.13	0.05	—	0.13
Columbia Capital Allocation Moderate Aggressive Portfolio	0.16	0.16	0.16	0.05	0.16	0.16	0.05	0.16	0.16
Columbia Capital Allocation Aggressive Portfolio	0.15	0.15	0.15	0.05	0.15	0.13	0.05	—	0.15

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Funds' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations.

For the year ended January 31, 2015 these minimum account balance fees reduced total expenses as follows:

Fund	Amount ($)
Columbia Capital Allocation Conservative Portfolio	40
Columbia Capital Allocation Moderate Conservative Portfolio	180
Columbia Capital Allocation Moderate Portfolio	130
Columbia Capital Allocation Moderate Aggressive Portfolio	15,605
Columbia Capital Allocation Aggressive Portfolio	180

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, each Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Funds have adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Funds. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors.

Under the Plans, each Fund pays a monthly fee to the Distributor at the annual rates of up to 0.25% of each Fund's

Annual Report 2015

Columbia Capital Allocation Portfolios

Notes to Financial Statements (continued)

January 31, 2015

average daily net assets attributable to Class A shares, up to 1.00% of each Fund's average daily net assets attributable to Class B and Class C shares and up to 0.50% of each Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services for Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio).

For Class B and Class C shares of the Funds, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) for each Fund was approximately as follows:

Fund	Class B ($)	Class C ($)
Columbia Capital Allocation Conservative Portfolio	1,698,000	204,000
Columbia Capital Allocation Moderate Conservative Portfolio	2,869,000	339,000
Columbia Capital Allocation Moderate Portfolio	5,418,000	1,439,000
Columbia Capital Allocation Moderate Aggressive Portfolio	4,967,000	1,045,000
Columbia Capital Allocation Aggressive Portfolio	1,504,000	200,000

These amounts are based on the most recent information available as of September 30, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Shareholder Services Fees

Columbia Capital Allocation Moderate Aggressive Portfolio has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Effective December 1, 2014, these fees are contractually limited to an aggregate annual rate of not more than 0.25% of the Fund's average daily net assets attributable to Class T shares. For the period June 1, 2014 through November 30, 2014, the Distributor voluntarily waived 0.05% of the fee, so that the net fee was 0.25% of the Fund's average daily net assets attributable to Class T shares. Prior to June 1, 2014, these fees were limited to 0.30% of the Fund's average daily net assets attributable to Class T shares. The effective shareholder services fee rate for the year ended January 31, 2015 was 0.27% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end and CDSCs, received by the Distributor for distributing each Fund's shares for the year ended January 31, 2015, are as follows:

Fund	Class A ($)	Class B ($)	Class C ($)	Class T ($)
Columbia Capital Allocation Conservative Portfolio	225,995	2,229	4,438	—
Columbia Capital Allocation Moderate Conservative Portfolio	620,555	3,779	9,434	—
Columbia Capital Allocation Moderate Portfolio	2,356,210	13,507	24,953	—
Columbia Capital Allocation Moderate Aggressive Portfolio	2,731,081	16,980	18,314	8,007
Columbia Capital Allocation Aggressive Portfolio	1,235,085	8,182	8,260	—

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Each Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that each Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds' custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective June 1, 2014
Fund	Class A (%)	Class B (%)	Class C (%)	Class K (%)	Class R (%)	Class R4 (%)	Class R5 (%)	Class T (%)	Class Y (%)	Class Z (%)
Columbia Capital Allocation Conservative Portfolio	0.51	1.26	1.26	0.45	0.76	0.26	0.20	N/A	0.15	0.26
Columbia Capital Allocation Moderate Conservative Portfolio	0.51	1.26	1.26	0.45	0.76	0.26	0.20	N/A	0.15	0.26
Columbia Capital Allocation Moderate Portfolio	0.51	1.26	1.26	0.45	0.76	0.26	0.20	N/A	0.15	0.26

Annual Report 2015

Columbia Capital Allocation Portfolios

Notes to Financial Statements (continued)

January 31, 2015

	Voluntary Expense Cap Effective June 1, 2014
Fund	Class A (%)	Class B (%)	Class C (%)	Class K (%)	Class R (%)	Class R4 (%)	Class R5 (%)	Class T (%)		Class Y (%)	Class Z (%)
Columbia Capital Allocation Moderate Aggressive Portfolio	0.51	1.26	1.26	0.45	0.76	0.26	0.20	0.51	*	0.15	0.26
Columbia Capital Allocation Aggressive Portfolio	0.51	1.26	1.26	0.45	0.76	0.26	0.20	N/A		0.15	0.26

*Fee rate is in effect beginning December 1, 2014. For the period June 1, 2014 through November 30, 2014, the voluntary expense cap for the Class T share of Columbia Capital Allocation Moderate Aggressive Portfolio was 0.56%.

	Contractual Expense Cap Prior to June 1, 2014
Fund	Class A (%)	Class B (%)	Class C (%)	Class K (%)	Class R (%)	Class R4 (%)	Class R5 (%)	Class T (%)	Class Y (%)	Class Z (%)
Columbia Capital Allocation Conservative Portfolio	0.51	1.26	1.26	0.43	0.76	0.26	0.18	N/A	0.13	0.26
Columbia Capital Allocation Moderate Conservative Portfolio	0.51	1.26	1.26	0.43	0.76	0.26	0.18	N/A	0.13	0.26
Columbia Capital Allocation Moderate Portfolio	0.51	1.26	1.26	0.43	0.76	0.26	0.18	N/A	0.13	0.26
	Contractual Expense Cap Prior to June 1, 2014
Fund	Class A (%)	Class B (%)	Class C (%)	Class K (%)	Class R (%)	Class R4 (%)	Class R5 (%)	Class T (%)	Class Y (%)	Class Z (%)
Columbia Capital Allocation Moderate Aggressive Portfolio	0.51	1.26	1.26	0.43	0.76	0.26	0.18	0.56	0.13	0.26
Columbia Capital Allocation Aggressive Portfolio	0.51	1.26	1.26	0.43	0.76	0.26	0.18	N/A	0.13	0.26

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Funds, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Each Fund's investment management fee is also excluded from the waiver/reimbursement commitment and is therefore paid by the Funds. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At January 31, 2015, these differences are primarily due to differing treatments for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, re-characterization of distributions for investments and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the applicable Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Fund	Undistributed (Excess of Distributions Over) Net Investment Income ($)	Accumulated Net Realized Gain (Loss) ($)	Paid-in Capital Increase (Decrease) ($)
Columbia Capital Allocation Conservative Portfolio	635,598	(635,598)	—
Columbia Capital Allocation Moderate Conservative Portfolio	2,168,672	(2,168,672)	—
Columbia Capital Allocation Moderate Portfolio	8,299,522	(8,299,522)	—
Columbia Capital Allocation Moderate Aggressive Portfolio	13,844,832	(13,844,832)	—
Columbia Capital Allocation Aggressive Portfolio	5,799,612	(5,799,609)	(3)

Annual Report 2015

Columbia Capital Allocation Portfolios

Notes to Financial Statements (continued)

January 31, 2015

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended January 31, 2015			Year Ended January 31, 2014
Fund	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Columbia Capital Allocation Conservative Portfolio	6,182,132	16,334,725	22,516,857	8,195,597	11,289,486	19,485,083
Columbia Capital Allocation Moderate Conservative Portfolio	15,263,292	49,246,031	64,509,323	17,049,216	19,418,027	36,467,243
Columbia Capital Allocation Moderate Portfolio	35,250,039	143,618,161	178,868,200	40,878,109	47,703,571	88,581,680
Columbia Capital Allocation Moderate Aggressive Portfolio	46,134,442	214,145,186	260,279,628	40,778,564	31,074,718	71,853,282
Columbia Capital Allocation Aggressive Portfolio	15,101,868	46,714,495	61,816,363	11,089,561	—	11,089,561

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At January 31, 2015, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income ($)	Undistributed Long-term Capital Gains ($)	Capital Loss Carryforwards ($)	Net Unrealized Appreciation (Depreciation) ($)
Columbia Capital Allocation Conservative Portfolio	489,128	2,275,070	—	2,456,219
Columbia Capital Allocation Moderate Conservative Portfolio	1,682,260	10,431,197	—	18,839,990
Columbia Capital Allocation Moderate Portfolio	2,620,318	44,083,698	—	99,277,563
Columbia Capital Allocation Moderate Aggressive Portfolio	2,896,715	71,070,669	(388,505)	156,449,817
Columbia Capital Allocation Aggressive Portfolio	637,712	24,889,026	(7,841)	54,570,109

At January 31, 2015, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:

Fund	Tax Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized Depreciation ($)	Net Appreciation (Depreciation) ($)
Columbia Capital Allocation Conservative Portfolio	301,779,575	6,048,928	(3,592,709)	2,456,219
Columbia Capital Allocation Moderate Conservative Portfolio	662,362,222	23,994,586	(5,154,596)	18,839,990
Columbia Capital Allocation Moderate Portfolio	1,568,559,769	114,084,246	(14,806,683)	99,277,563
Columbia Capital Allocation Moderate Aggressive Portfolio	2,160,106,781	174,040,203	(17,590,386)	156,449,817
Columbia Capital Allocation Aggressive Portfolio	609,335,030	62,703,433	(8,133,324)	54,570,109

Annual Report 2015

Columbia Capital Allocation Portfolios

Notes to Financial Statements (continued)

January 31, 2015

The following capital loss carryforwards, determined at January 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Fund	2016 ($)	2017 ($)	2018 ($)	2019 ($)	No Expiration Short-term ($)	No Expiration Long-term ($)	Total ($)
Columbia Capital Allocation Conservative Portfolio	—	—	—	—	—	—	—
Columbia Capital Allocation Moderate Conservative Portfolio	—	—	—	—	—	—	—
Columbia Capital Allocation Moderate Portfolio	—	—	—	—	—	—	—
Columbia Capital Allocation Moderate Aggressive Portfolio	388,505	—	—	—	—	—	388,505
Columbia Capital Allocation Aggressive Portfolio	—	—	7,841	—	—	—	7,841

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended January 31, 2015, the amount of capital loss carryforward utilized, expired unused and permanently lost were as follows:

Fund	Utilized ($)	Expired ($)	Lost ($)
Columbia Capital Allocation Moderate Aggressive Portfolio	388,505	—	388,505
Columbia Capital Allocation Aggressive Portfolio	900,341	—	—

Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

For the year ended January 31, 2015,the cost of purchases and proceeds from sales of investments in the Underlying Funds, including U.S. government securities, but excluding investments in money market funds and certain derivatives, if any, for each Fund aggregated to:

	Other Investment Securities
Fund	Purchases ($)	Proceeds ($)
Columbia Capital Allocation Conservative Portfolio	32,975,998	68,564,136
Columbia Capital Allocation Moderate Conservative Portfolio	87,034,116	152,919,135
Columbia Capital Allocation Moderate Portfolio	247,238,596	312,815,208
Columbia Capital Allocation Moderate Aggressive Portfolio	429,329,681	551,104,224
Columbia Capital Allocation Aggressive Portfolio	156,925,500	159,090,784

The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Annual Report 2015

Columbia Capital Allocation Portfolios

Notes to Financial Statements (continued)

January 31, 2015

Note 6. Affiliated Money Market Fund

Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated Funds. The income earned by the Funds from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At January 31, 2015, certain shareholder accounts owned more than 10% of the outstanding shares of one or more of the Funds. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The aggregate percentages of shares outstanding held therein were as follows:

Fund	Percentage of Shares Outstanding Held — Affiliated (%)
Columbia Capital Allocation Conservative Portfolio	85.8
Columbia Capital Allocation Moderate Conservative Portfolio	80.3
Columbia Capital Allocation Moderate Portfolio	94.8
Columbia Capital Allocation Moderate Aggressive Portfolio	56.3
Columbia Capital Allocation Aggressive Portfolio	92.5

Note 8. Line of Credit

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

No Fund had borrowings during the year ended January 31, 2015.

Note 9. Fund Reorganizations

Columbia Capital Allocation Conservative Portfolio

At the close of business on April 26, 2013, Columbia Capital Allocation Conservative Portfolio acquired the assets and assumed the identified liabilities of Columbia LifeGoal Income Portfolio, a series of Columbia Funds Series Trust II. The reorganization was completed after shareholders of the acquired fund approved the plan on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Columbia Capital Allocation Conservative Portfolio immediately before the reorganization were $348,977,186 and the combined net assets immediately after the reorganization were $373,544,200.

The reorganization was accomplished by a tax-free exchange of 2,298,723 shares of Columbia LifeGoal Income Portfolio valued at $24,567,014 (including $1,787,615 of unrealized appreciation).

Annual Report 2015

Columbia Capital Allocation Portfolios

Notes to Financial Statements (continued)

January 31, 2015

In exchange for Columbia LifeGoal Income Portfolio's shares, Columbia Capital Allocation Conservative Portfolio issued the following number of shares:

Shares
Class A	1,477,865
Class B	86,216
Class C	490,357
Class Z	243,364

For financial reporting purposes, net assets received and shares issued by Columbia Capital Allocation Conservative Portfolio were recorded at fair value; however, Columbia LifeGoal Income Portfolio's cost of investments was carried forward.

The financial statements reflect the operations of Columbia Capital Allocation Conservative Portfolio for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Columbia LifeGoal Income Portfolio that have been included in the combined Fund's Statement of Operations since the reorganization was completed.

Assuming the reorganization had been completed on February 1, 2013 Columbia Capital Allocation Conservative Portfolio's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended January 31, 2014 would have been approximately $6.2 million, $21.5 million, $(17.4) million and $10.3 million, respectively.

Columbia Capital Allocation Moderate Conservative Portfolio

At the close of business on March 15, 2013, Columbia Capital Allocation Moderate Conservative Portfolio acquired the assets and assumed the identified liabilities of Columbia Portfolio Builder Moderate Conservative Fund, a series of Columbia Funds Series Trust II. The reorganization was completed after shareholders of Columbia Portfolio Builder Moderate Conservative Fund approved the plan on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Columbia Capital Allocation Moderate Conservative Portfolio immediately before the reorganization were $126,099,791 and the combined net assets immediately after the reorganization were $728,747,564.

The reorganization was accomplished by a tax-free exchange of 53,696,442 shares of Columbia Portfolio Builder Moderate Conservative Fund valued at $602,647,773 (including $53,201,190 of unrealized appreciation).

In exchange for Columbia Portfolio Builder Moderate Conservative Fund's shares, Columbia Capital Allocation Moderate Conservative Portfolio issued the following number of shares:

Shares
Class A	44,299,319
Class B	2,809,162
Class C	5,573,686
Class K	1,044
Class R	437
Class Z	66,440

For financial reporting purposes, net assets received and shares issued by Columbia Capital Allocation Moderate Conservative Portfolio were recorded at fair value; however, Columbia Portfolio Builder Moderate Conservative Fund's cost of investments was carried forward.

The financial statements reflect the operations of Columbia Capital Allocation Moderate Conservative Portfolio for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Columbia Portfolio Builder Moderate Conservative Fund that have been included in the combined Fund's Statement of Operations since the reorganization was completed.

Assuming the reorganization had been completed on February 1, 2013, Columbia Capital Allocation Moderate Conservative Portfolio's pro-forma net investment income, net gain on investments, net change in unrealized depreciation)and net increase in net assets from operations for the year ended January 31, 2014 would have been approximately $13.2 million, $58.9 million, $(30.0) million and $42.1 million, respectively.

Columbia Capital Allocation Moderate Aggressive Portfolio

At the close of business on March 15, 2013, Columbia Capital Allocation Moderate Aggressive Portfolio acquired the assets and assumed the identified liabilities of Columbia Portfolio Builder Moderate Aggressive Fund, a series of Columbia Funds Series Trust II. The reorganization was completed after shareholders of Columbia Portfolio Builder Moderate

Annual Report 2015

Columbia Capital Allocation Portfolios

Notes to Financial Statements (continued)

January 31, 2015

Aggressive Fund approved the plan on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Capital Allocation Moderate Aggressive Portfolio immediately before the reorganization were $1,079,846,854 and the combined net assets immediately after the reorganization were $2,291,819,834.

The reorganization was accomplished by a tax-free exchange of 102,704,635 shares of Columbia Portfolio Builder Moderate Aggressive Fund valued at $1,211,972,980 (including $183,352,502 of unrealized appreciation).

In exchange for the acquired fund's shares, Capital Allocation Moderate Aggressive Portfolio issued the following number of shares:

Shares
Class A	84,466,691
Class B	6,750,359
Class C	7,347,117
Class K	7,340
Class R	731
Class Z	49,631

For financial reporting purposes, net assets received and shares issued by Capital Allocation Moderate Aggressive Portfolio were recorded at fair value; however, Columbia Portfolio Builder Moderate Aggressive Fund's cost of investments was carried forward.

The financial statements reflect the operations of Capital Allocation Moderate Aggressive Portfolio for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Columbia Portfolio Builder Moderate Aggressive Fund that have been included in the combined Fund's Statement of Operations since the reorganization was completed.

Assuming the reorganization had been completed on February 1, 2013 Capital Allocation Moderate Aggressive Portfolio's pro-forma net investment income, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended January 31, 2014 would have been approximately $25.2 million, $220.0 million, $5.6 million and $250.8 million, respectively.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on

Annual Report 2015

Columbia Capital Allocation Portfolios

Notes to Financial Statements (continued)

January 31, 2015

the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015

Columbia Capital Allocation Portfolios

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the shareholders of Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Aggressive Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Aggressive Portfolio (the "Funds", constituting part of Columbia Funds Series Trust) at January 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 24, 2015

To the Trustees of Columbia Funds Series Trust II and the shareholders of Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio (the "Funds", constituting part of Columbia Funds Series Trust II) at January 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodian, brokers and the transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Funds for the periods ended on or prior to January 31, 2012 were audited by another independent registered public accounting firm whose report dated March 26, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 24, 2015

Annual Report 2015

Columbia Capital Allocation Portfolios

Federal Income Tax Information

(Unaudited)

The Funds hereby designate the following tax attributes in the fiscal year ended January 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

	Qualified Dividend Income (%)	Dividends Received Deduction (%)	Capital Gain Dividend ($)	Foreign Taxes Paid ($)	Foreign Taxes Paid Per Share ($)	Foreign Source Income ($)	Foreign Source Income Per Share ($)
Columbia Capital Allocation Conservative Portfolio	17.58	10.45	8,493,242	43,414	—	863,026	0.03
Columbia Capital Allocation Moderate Conservative Portfolio	26.18	15.46	27,724,970	162,903	—	2,707,923	0.04
Columbia Capital Allocation Moderate Portfolio	35.84	21.62	104,051,238	535,430	—	6,233,447	0.04
Columbia Capital Allocation Moderate Aggressive Portfolio	47.08	28.71	178,897,963	900,891	—	9,298,554	0.05
Columbia Capital Allocation Aggressive Portfolio	51.13	31.75	62,486,156	315,087	0.01	2,860,005	0.05

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2015

Columbia Capital Allocation Portfolios

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin Country, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	132	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	132	None

Annual Report 2015

Columbia Capital Allocation Portfolios

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies) 1998-2007; Adjunct Professor of Finances, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc, 1973-1984.; Associate, Price Waterhouse, 1968-1972	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011

Annual Report 2015

Columbia Capital Allocation Portfolios

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	132

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business) 1998-2011	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville-Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	132

Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2015

Columbia Capital Allocation Portfolios

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2015

Columbia Capital Allocation Portfolios

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			193	Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiathreadneedle.com/us.

Annual Report 2015

Columbia Capital Allocation Portfolios

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015

Columbia Capital Allocation Portfolios

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015

Columbia Capital Allocation Portfolios

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN124_01_E01_(03/15)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the four series of the registrant whose report to stockholders are included in this annual filing. Fiscal year 2014 includes fees for two funds that merged away during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended January 31, 2015 and January 31, 2014 are approximately as follows:

2015	2014
$59,600	$56,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended January 31, 2015 and January 31, 2014 are approximately as follows:

2015	2014
$1,600	$3,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2014 also includes Audit-Related Fees for agreed-upon procedures related to fund mergers.

During the fiscal years ended January 31, 2015 and January 31, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended January 31, 2015 and January 31, 2014 are approximately as follows:

2015	2014
$20,900	$45,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2014 also includes Tax Fees for agreed-upon procedures for fund mergers and the review of final tax returns.

During the fiscal years ended January 31, 2015 and January 31, 2014, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended January 31, 2015 and January 31, 2014 are approximately as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended January 31, 2015 and January 31, 2014 are approximately as follows:

2015	2014
$440,000	$135,000

In both fiscal years 2015 and 2014, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended January 31, 2015 and January 31, 2014 are approximately as follows:

2015	2014
$462,500	$183,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	March 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	March 24, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	March 24, 2015